UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Nabriva Therapeutics plc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION
[           ], 2022
Dear Nabriva Therapeutics plc Shareholder:
You are cordially invited to our Annual General Meeting of Shareholders, or the AGM, on Thursday, August 11, 2022, beginning at 5:00 p.m. Irish time (12:00 p.m., Eastern Time), at 25-28 North Wall Quay, Dublin 1, Ireland. The enclosed notice of Annual General Meeting of Shareholders sets forth the proposals that will be presented at the meeting, which are described in more detail in the enclosed proxy statement.
In light of public health concerns related to COVID-19, the Company would like to emphasize that we consider the health of our shareholders, employees and other attendees a top priority. We are monitoring guidance issued by appropriate governmental health agencies, including the Irish Health Service Executive, or the HSE, the Irish government, the U.S. Centers for Disease Control and Prevention and the World Health Organization, which we refer to collectively as the Health Authorities, and we have implemented, and will continue to implement, the measures advised by the relevant Health Authorities to minimize the spread of COVID-19. The AGM will be held in accordance with HSE and relevant Health Authority guidance.
Shareholders’ contributions at the AGM are valued, however, shareholders are strongly encouraged to vote their shares by proxy as the preferred means of fully and safely exercising their rights. Personal attendance at the AGM may present a health risk to shareholders and others. In particular, we advise that shareholders who are experiencing any COVID-19 symptoms or anyone who has been in contact with any person experiencing any COVID-19 symptoms should not attend the AGM in person.
The Company may take additional procedures or limitations on meeting attendees, including limiting seating, requiring health screenings and other reasonable or required measures in order to enter the meeting venue.
In the event that a change of venue is necessitated due to public health recommendations regarding containment of COVID-19, which may include the closure of or restrictions on access to the meeting venue, we will communicate this to shareholders with as much notice as possible by press release (which we will also file with the U.S. Securities and Exchange Commission). We recommend that shareholders keep up-to-date with latest public health guidance regarding travel, self-isolation and health and safety precautions.
Our board of directors recommends that you vote “FOR” Proposals 1, 2, 3, 4 and 5, in each case, as set forth in the proxy statement.
Thank you for your ongoing support and continued interest in Nabriva Therapeutics.
Very truly yours,
/s/ Daniel Burgess

Daniel Burgess
Chairman of the Board of Directors
This proxy statement, the enclosed proxy card, our 2021 annual report to shareholders and our Irish Statutory Financial Statements for the year ended December 31, 2021 were first made available to shareholders on or about [           ], 2022.

NABRIVA THERAPEUTICS PLC
25-28 North Wall Quay
Dublin 1, Ireland
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
to be held on Thursday, August 11, 2022
The 2022 Annual General Meeting of Shareholders (the “AGM”) of Nabriva Therapeutics plc, an Irish public limited company (the “Company”), will be held on Thursday, August 11, 2022, beginning at 5:00 p.m., Irish time (12:00 p.m., Eastern Time), at 25-28 North Wall Quay, Dublin 1, Ireland. The AGM will be held to receive the Company’s Irish statutory financial statements for the fiscal year ended December 31, 2021 and the reports of the directors and auditors thereon, to review the affairs of the Company and to consider and vote upon the following matters:
1.
To elect, by separate resolutions, the nine director nominees named in this proxy statement to our board of directors to serve until the Company’s 2023 Annual General Meeting of Shareholders;

2.
To ratify, in a non-binding advisory vote, the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and to authorize, in a binding vote, the board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration;

3.
To approve an amendment to the Nabriva Therapeutics plc 2020 Share Incentive Plan, as amended, to increase the number of ordinary shares authorized for issuance thereunder;

4.
To approve the Company’s named executive officer compensation on an advisory basis;

5.
To approve, subject to and conditional upon the board of directors determining, in its sole discretion, that a reverse stock split is necessary for the Company to comply with the minimum $1.00 per share requirement pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”), a reverse stock split (i.e., a consolidation of share capital under Irish law) whereby such number of authorized and unissued and authorized and issued shares in the capital of the Company as the board of directors of the Company may determine that is not less than 10 ordinary shares and not more than 25 ordinary shares be consolidated into one ordinary share of such nominal value as is proportionate to the determined consolidation ratio, which nominal value shall not be less than $0.10 each (nominal value) and not more than $0.25 each (nominal value), and the subsequent reduction in the nominal value of the ordinary shares in the authorized and unissued and authorized and issued share capital of the Company from the aforementioned nominal value (as reflects the share consolidation ratio chosen by the board of directors) to $0.01 each; and

6.
To transact such other business as may properly come before the AGM or any adjournment or postponement thereof.

Proposals 1, 2, 3, 4 and 5 above are ordinary resolutions requiring a simple majority of the votes cast on the matter at the meeting to be approved. All proposals are more fully described in this proxy statement. There is no requirement under Irish law that the Company’s Irish Statutory Financial Statements for the fiscal year ended December 31, 2021, or the directors’ and auditor’s reports thereon be approved by the shareholders, and no such approval will be sought at the AGM.
Shareholders of record at the close of business on June 24, 2022 will be entitled to notice of and to vote at the AGM or any adjournment or postponement thereof.
Special Precautions Due to COVID-19 Concerns
In light of public health concerns related to COVID-19, the Company would like to emphasize that we consider the health of our shareholders, employees and other attendees a top priority. We are monitoring guidance issued by appropriate governmental health agencies, including the Irish Health Service Executive, or the HSE, the Irish government, the U.S. Centers for Disease Control and Prevention and the World Health Organization, which we refer to collectively as the Health Authorities, and we have implemented, and will continue to implement, the measures advised by the relevant Health Authorities to minimize the spread of COVID-19. The AGM will be held in accordance with HSE and relevant Health Authority guidance.
Shareholders’ contributions at the AGM are valued, however, shareholders are strongly encouraged to vote their shares by proxy as the preferred means of fully and safely exercising their rights. Personal attendance at the AGM may present a health risk to shareholders and others. In particular, we advise that shareholders who are experiencing any COVID-19 symptoms or anyone who has been in contact with any person experiencing any COVID-19 symptoms should not attend the AGM in person.
The Company may take additional procedures or limitations on meeting attendees, including limiting seating, requiring health screenings and other reasonable or required measures in order to enter the meeting venue.
In the event that a change of venue is necessitated due to public health recommendations regarding containment of COVID-19, which may include the closure of or restrictions on access to the meeting venue, we will communicate this to shareholders with as much notice as possible by press release (which we will also file with the U.S. Securities and Exchange Commission). We recommend that shareholders keep up-to-date with latest public health guidance regarding travel, self-isolation and health and safety precautions.
By order of the Board of Directors,
/s/ Daniel Burgess

Daniel Burgess
Chairman of the Board of Directors
Dublin, Ireland
[           ], 2022
YOU MAY OBTAIN ADMISSION TO THE AGM BY IDENTIFYING YOURSELF AT THE AGM AS A SHAREHOLDER AS OF THE RECORD DATE. IF YOU ARE A RECORD OWNER, POSSESSION OF A COPY OF A PROXY CARD WILL BE ADEQUATE IDENTIFICATION. IF YOU ARE A BENEFICIAL (BUT NOT RECORD) OWNER, A COPY OF AN ACCOUNT STATEMENT FROM YOUR BANK, BROKER OR OTHER NOMINEE SHOWING SHARES HELD FOR YOUR BENEFIT ON JUNE 24, 2022 WILL BE ADEQUATE IDENTIFICATION.
WHETHER OR NOT YOU EXPECT TO ATTEND THE AGM, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO HELP ENSURE REPRESENTATION OF YOUR SHARES AT THE AGM. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY SUBMIT YOUR VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.
A SHAREHOLDER ENTITLED TO ATTEND AND VOTE AT THE AGM IS ENTITLED, USING THE PROXY CARD PROVIDED, TO APPOINT ONE OR MORE PROXIES TO ATTEND, SPEAK, VOTE AND TO DEMAND OR JOIN IN DEMANDING A POLL INSTEAD OF HIM OR HER AT THE AGM. A PROXY NEED NOT BE A SHAREHOLDER OF RECORD.
PURSUANT TO THE COMPANY’S CONSTITUTION, THE AGM MAY BE ADJOURNED IN CERTAIN CIRCUMSTANCES AT THE DISCRETION OF THE DULY ELECTED CHAIRPERSON OF THE AGM WHERE HE OR SHE DECIDES THAT IT IS NECESSARY OR APPROPRIATE TO DO SO, INCLUDING TO GIVE ALL PERSONS ENTITLED TO DO SO A REASONABLE OPPORTUNITY OF VOTING AT THE AGM.

NABRIVA THERAPEUTICS PLC
25-28 North Wall Quay
Dublin 1, Ireland
PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, AUGUST 11, 2022
Important Notice Regarding the Availability of Proxy Materials
for the Annual General Meeting of Shareholders
to be held on August 11, 2022
This proxy statement, our 2021 annual report to
shareholders and our Irish Statutory Financial Statements for the year ended December 31, 2021 are available at www.proxyvote.com
for viewing, downloading and printing.
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission, or SEC, except for exhibits, and our Irish Statutory Financial Statements for the year ended December 31, 2021, which will be furnished without charge to any shareholder upon written or oral request to the Company at 25-28 North Wall Quay, Dublin 1, Ireland, Attention: Secretary, Telephone: (610) 816-6640.
Information about the AGM and Voting
This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “board of directors” or the “board”) of Nabriva Therapeutics plc (the “Company,” “Nabriva,” “we” or “us”) for use at the 2022 Annual General Meeting of Shareholders (“Annual General Meeting” or the “AGM”) to be held on August 11, 2022, beginning at 5:00 p.m., Irish time (12:00 p.m., Eastern Time), at 25-28 North Wall Quay, Dublin 1, Ireland, and at any adjournment or postponement thereof. On June 24, 2022, the record date for the determination of shareholders entitled to vote at the AGM, there were issued, outstanding and entitled to vote an aggregate of 64,333,535 of our ordinary shares, nominal value $0.01 per share (“ordinary shares”). Each ordinary share entitles the record holder thereof to one vote on each of the matters to be voted on at the AGM.
Throughout this proxy statement, unless the context requires otherwise, all references to Nabriva Therapeutics plc, its board of directors, board committees, executive officers and directors, to its compensation and other policies, programs and reports on or prior to June 23, 2017 (the effective date of our Redomiciliation from Austria to Ireland), refer to those of our predecessor, Nabriva Therapeutics AG, together with its subsidiaries, which we refer to as Nabriva Austria.
Your vote is important no matter how many shares you own.   Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.
If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may vote in one of four ways:
(1)   You may vote over the Internet.   You may vote your shares by following the “Vote by Internet” instructions on the enclosed proxy card. If you vote by Internet, your use of that system, and specifically the entry of your control number/other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act of 2014, of each of Theodore Schroeder, Daniel Dolan and J. Christopher Naftzger, and/or each of their duly appointed substitutes if applicable, as your proxy to vote your shares on your behalf in accordance with your Internet instructions. The internet voting facilities for eligible shareholders of record will close at 4:59 a.m., Irish time, on the day of the AGM (11:59 p.m., Eastern Time, on the day prior to the AGM).

(2)   You may vote by telephone.   You may vote your shares by following the “Vote by Phone” instructions on the enclosed proxy card. If you vote by telephone, you do not need to vote over the Internet or complete and mail your proxy card. If you vote by telephone, your use of that telephone system, and specifically the entry of your pin number/other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act of 2014, of each of Theodore Schroeder, Daniel Dolan and J. Christopher Naftzger, and/or each of their duly appointed substitutes if applicable, as your proxy to vote your shares on your behalf in accordance with your telephone instructions. The telephone voting facilities for eligible shareholders of record will close at 4:59 a.m., Irish time, on the day of the AGM (11:59 p.m., Eastern Time, on the day prior to the AGM).
(3)   You may vote by mail.   You may vote by completing, dating and signing the proxy card delivered with this proxy statement and promptly mailing it in the enclosed postage-paid envelope. If you vote by mail, you do not need to vote over the Internet or by telephone. We must receive the completed proxy card by August 10, 2022 to be counted.
(4)   You may vote in person.   If you attend the AGM, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot at the AGM. Ballots will be available at the AGM.
All proxies that are executed and delivered by mail or in person, or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the accompanying Notice of Annual General Meeting of Shareholders in accordance with the shareholders’ instructions. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the board of directors’ recommendations on such proposals as set forth in this proxy statement. All proxies will be forwarded to the Company’s registered office electronically.
After you have submitted a proxy, you may still change your vote and revoke your proxy prior to the AGM by doing any one of the following things:
•
submitting a new proxy by following the “Vote by Internet” or “Vote by Phone” instructions on the enclosed proxy card at a date later than your previous vote but prior to the voting deadline (which is 4:59 a.m., Irish time, on the day of the AGM (11:59 p.m., Eastern Time, on the day prior to the AGM);

•
signing another proxy card and either arranging for delivery of that proxy card by mail by August 10, 2022, or by delivering that signed proxy card in person at the AGM;

•
sending our Secretary a written notice at Nabriva Therapeutics plc, 25-28 North Wall Quay, Dublin 1, Ireland, Attention: Secretary before or at the AGM that you want to revoke your proxy; or

•
voting in person at the AGM.

Your attendance at the AGM alone will not revoke your proxy.
If the shares you own are held in “street name” by a bank, broker or other nominee record holder, which we collectively refer to in this proxy statement as “brokerage firms,” your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which, if available, would be provided by your brokerage firm on the voting instruction form that it delivers to you. Because most brokerage firms are member organizations of the New York Stock Exchange, or NYSE, the rules of the NYSE will likely govern how your brokerage firm would be permitted to vote your shares in the absence of instruction from you. Under the current rules of the NYSE, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The ratification of KPMG LLP as our independent registered public accounting firm and the authorization of the board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration (Proposal 2) and the approval, subject to and conditional upon our board of directors determining, in its sole discretion, that a reverse stock split is necessary for the Company to comply with the Bid Price Rule (as defined below under “Proposal 5: To Approve a Reverse Stock Split — Background to and Reasons for the Reverse Stock Split Proposal”), whereby such number of authorized and unissued and authorized and issued shares in the capital of the Company as the board of directors of the Company may determine that is not less than 10 and not more than 25 be consolidated into one ordinary share of such nominal value as is proportionate to the consolidation ratio and that shall be no less than $0.10 and not more than $0.25 each, and the subsequent reduction in the nominal value of the ordinary shares in the authorized and unissued and authorized and issued share capital of the Company to $0.01 each (the “Reverse Stock Split Proposal”) (Proposal 5) are discretionary items under the NYSE rules, and your brokerage firm will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name. The election of the board of directors (Proposal 1), approval of the amendment to the Nabriva Therapeutics plc 2020 Share Incentive Plan, as amended (Proposal 3) and the advisory vote on the compensation of our named executive officers (Proposal 4) are “non-discretionary” items, meaning that if you do not instruct your brokerage firm on how to vote with respect to Proposals 1, 3, or 4, your brokerage firm will not vote with respect to that proposal and your shares will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.
If your shares are held in street name, you must bring an account statement from your brokerage firm showing that you are the beneficial owner of the shares as of the record date (June 24, 2022) to be admitted to the AGM. To be able to vote your shares held in street name at the AGM, you will need to obtain a proxy card from the holder of record.
Votes Required
One or more Members (as defined in the Company’s constitution) whose name is entered in the register of members of the Company as a registered holder of the Company’s ordinary shares, present in person or by proxy (whether or not such Member actually exercises his voting rights in whole, in part or at all) holding not less than a majority of the issued and outstanding ordinary shares of the Company entitled to vote at the AGM, will constitute a quorum for the transaction of business at the AGM. Ordinary shares represented in person or by proxy (including “broker non-votes” (as described above) and shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the AGM. The following votes are required for approval of the proposals being presented at the AGM:
Proposal 1: To Elect the Board of Directors.   The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the election of a director nominee.
Proposal 2: To Ratify, in a Non-Binding Advisory Vote, the Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022 and to Authorize, in a Binding Vote, the Board of Directors, Acting Through the Audit Committee, to set the Auditor’s Remuneration.   The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the current fiscal year and to authorize the board of directors, acting through the audit committee, to set the auditor’s remuneration.
Proposal 3: To Approve an Amendment to the Nabriva Therapeutics plc 2020 Share Incentive Plan, As Amended.   The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the approval of an amendment to the Nabriva Therapeutics plc 2020 Share Incentive Plan, as amended, increasing the number of ordinary authorized for issuance thereunder.
Proposal 4: Advisory Vote on Named Executive Officer Compensation.   This proposal calls for a non-binding, advisory vote, and accordingly there is no “required vote” that would constitute approval. Our board, including our compensation committee, values the opinions of our shareholders and, to the extent there are a substantial number of votes cast against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and evaluate what actions may be appropriate to address those concerns.

Proposal 5: To Approve a Reverse Stock Split.   The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the approval of the reverse stock split. The implementation of the reverse stock split is subject to and conditional upon our board of directors determining, in its sole discretion, that a reverse stock split is necessary for the Company to comply with the Bid Price Rule (with the consolidation ratio to be determined in the absolute discretion of our board of directors within the parameters described).
Shares that abstain from voting as to a particular matter and shares held in “street name” by brokerage firms who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on the proposals referenced above.
Presentation
We have not adjusted any of the amounts in this proxy statement to reflect the effect of the proposed Reverse Stock Split described in Proposal 5 of this proxy statement. If the Reverse Stock Split Proposal is implemented, the number of our authorized and unissued and authorized and issued ordinary shares will be reduced at a ratio to be determined by our board of directors within a range of 1-for-10 and 1-for-25 ordinary shares. For a more detailed summary of the proposed Reverse Stock Split, please refer to Proposal 5 of this proxy statement.
Proxy Solicitor
We have retained Georgeson LLC, or Georgeson, to assist in soliciting proxies on our behalf, which they may conduct by personal interview, mail, telephone, facsimile, email, other electronic channels of communication or otherwise. We have agreed to pay Georgeson a fee of $9,500 plus expenses for these services. In addition, we have agreed to indemnify Georgeson against losses arising out of its provisions of these services on our behalf. We have paid and expect to pay other costs of soliciting votes in connection with this proxy statement.
If shareholders need assistance with casting or changing their vote, they may contact Georgeson for assistance at +1-866-203-9401.

CORPORATE GOVERNANCE
Board of Directors
Set forth below are the names and certain biographical information about each member of our board of directors and their ages as of June 24, 2022.
All current members of the board of directors are standing for election at the AGM. Each director was elected by our shareholders at the 2021 Annual General Meeting. The information presented includes each director’s principal occupation and business experience for at least the past five years and the names of other public companies of which he or she has served as a director during the past five years, if any. We believe that all of our directors possess the attributes and characteristics described in “— Board Processes — Director Nomination Process.” There are no family relationships between or among any of our executive officers or directors.
Name	Age	Position
Daniel Burgess(1)(3)	60	Director, Chairman of the Board
Theodore Schroeder	67	Director, Chief Executive Officer
Colin Broom, MD	66	Director
Carrie Bourdow(2)(3)	59	Director
Mark Corrigan(1)	64	Director
Lisa Dalton(2)	49	Director
Steven Gelone	54	Director, President and Chief Operating Officer
Charles A. Rowland, Jr.(2)	63	Director
Stephen Webster(1)(3)	61	Director

(1)
Member of the audit committee.

(2)
Member of the compensation committee.

(3)
Member of the nominating and corporate governance committee.

Daniel Burgess has served on our board of directors since June 2017. Mr. Burgess was a member of the supervisory board of Nabriva Austria and served as its chairman from October 2016 until the Redomiciliation to Ireland. Mr. Burgess has been a venture partner at SV Health Investors (SV) since 2014. Mr. Burgess is currently the chairman of the board and chief executive officer of Pulmocide Ltd., a private biopharmaceutical company, a position he has held since May 2021. Mr. Burgess served as the part-time president and chief executive officer of Therini Bio, Inc., a private therapeutics company, from May 2019 to December 2021. He was previously president and chief executive officer of Rempex Pharmaceuticals, an antibiotics company he co-founded in 2011 and that was subsequently sold to The Medicines Company (now Novartis AG) in 2013. Prior to this, Mr. Burgess was president and chief executive officer of Mpex Pharmaceuticals from 2007 until its acquisition by Aptalis Inc. (now AbbVie Inc.) in 2011. Prior to his time at Mpex, Mr. Burgess served in various senior operating roles for other biotechnology companies. In addition, he serves as a member of the boards of directors of Cidara Therapeutics, Inc., a public biotechnology company; Arbutus Biopharma Corp., a public biotechnology company; and several private healthcare companies. Mr. Burgess was a member of the board of directors of Santarus, Inc., from 2004 until its acquisition in 2014 by Salix Pharmaceuticals Inc., a publicly traded pharmaceutical company. He received his B.A. in economics from Stanford University and an M.B.A. from Harvard University. We believe Mr. Burgess is qualified to serve as a director because of his expertise and experience as an executive in the pharmaceutical industry, his service on other boards of directors and his educational background.
Theodore Schroeder has served on our board of directors and as chief executive officer since July 2018. During the last 30 years, Mr. Schroeder has been focused on drug development and commercialization in both large and small pharmaceutical companies. Most recently, he served as president, chief executive officer and director of Zavante Therapeutics from June 2015 until its acquisition by Nabriva Therapeutics in July 2018. Mr. Schroeder co-founded Cadence Pharmaceuticals in 2004 and previously held leadership roles at Elan Pharmaceuticals, Dura Pharmaceuticals and earlier in his career, Bristol-Myers Squibb. He currently serves on the board of Cidara Therapeutics, and Otonomy, Inc. and formerly was a member of the board of Collegium Pharmaceutical. He is a former chair of BIOCOM, the California life sciences trade association and in 2014, he was named the EY Entrepreneur of the Year for the San Diego region and was listed as a national finalist. He received a bachelor’s degree in management from Rutgers University. We believe Mr. Schroeder is qualified to serve as a director because of his expertise and experience as an executive in the pharmaceutical industry, his service on other boards of directors and his educational background.
Colin Broom has served on our board of directors since June 2017. Dr. Broom has served as the chief executive officer and a member of the board of directors of Pulmotect, Inc., a private biotechnology company, since September 2019. Dr. Broom was previously our chief executive officer from April 12, 2017 until July 24, 2018, and the chief executive officer of Nabriva Austria from August 2014 until the Redomiciliation to Ireland. Prior to joining Nabriva Austria, he served as chief scientific officer at ViroPharma Incorporated from 2004 until it was acquired by Shire plc in 2014. Dr. Broom served as vice president of clinical development and medical affairs in Europe for Amgen Inc. from 2000 to 2003 and previously held several leadership positions with Hoechst Marion Roussel (now Sanofi), SmithKline Beecham and Glaxo (now GlaxoSmithKline). Dr. Broom served as a member of the board of directors of NPS Pharmaceuticals, Inc. from 2009 until its acquisition by Shire in 2015. He is a member of the U.K. Royal College of Physicians and a fellow of the Faculty of Pharmaceutical Medicine. Dr. Broom received his B.Sc. from University College, London and M.B.B.S. from St. George’s Hospital Medical School, London. We believe that Dr. Broom is qualified to serve as a director due to his extensive experience in all stages of drug development and commercialization.
Carrie Bourdow has served on our board of directors since June 2017. Ms. Bourdow has been the president, the chief executive officer, and member of the board of directors of Trevena, Inc., a publicly-traded biopharmaceutical company, since October 2018. She has served in various senior positions at Trevena since May 2015. She joined Trevena as chief commercial officer and was appointed executive vice president and chief operating officer in January 2018. Prior to joining Trevena, Ms. Bourdow was vice president of marketing at Cubist Pharmaceuticals, Inc., from 2013 until its acquisition by Merck & Co., Inc. in January 2015. At Cubist, Ms. Bourdow led launch strategy, marketing, reimbursement, and operations for acute care hospital pharmaceuticals. Prior to Cubist, Ms. Bourdow served for more than 20 years at Merck & Co., Inc., where she held positions of increasing responsibility across multiple therapeutic areas. Ms. Bourdow also serves as a director of Sesen Bio, Inc., a publicly traded pharmaceutical company. Ms. Bourdow holds a B.A. degree from Hendrix College and an M.B.A. from Southern Illinois University. We believe Ms. Bourdow is qualified to serve as a director due to her extensive experience in the biopharmaceutical industry, including her experience with anti-infectives and with the commercialization of new drugs.
Mark Corrigan has served on our board of directors since June 2021. Dr. Corrigan previously served on our board of directors from June 23, 2017 to May 26, 2020, and prior to the Redomiciliation to Ireland, Dr. Corrigan served on the supervisory board of Nabriva Austria from October 2016 until the Redomiciliation to Ireland. Dr. Corrigan was most recently the chief executive officer of Correvio Pharma Corporation (formerly Cardiome Pharma), a public biopharmaceutical company, from March 2019 until May 2021. From April 2016 until March 2019, Dr. Corrigan was founder and president of research and development of Tremeau Pharmaceuticals. Dr. Corrigan served as president and chief executive officer of Zalicus, Inc. from January 2010 until July 2014. Previously, Dr. Corrigan was executive vice president of research and development at the specialty pharmaceutical company Sepracor Inc., and prior to this, he spent 10 years with Pharmacia & Upjohn, most recently as group vice president of Global Clinical Research and Experimental Medicine. Dr. Corrigan currently serves on the boards of directors of Wave Biosciences, a public biopharmaceutical company, Tremeau Pharmaceuticals, a private company, and Exacis BioTherapeutics, a private biopharmaceutical company. He previously served on the boards of directors of Correvio Pharma Corporation, Novelin Therapeutics, Inc., BlackThorn Therapeutics, Inc., Cubist Pharmaceuticals, Inc., CoLucid Pharmaceuticals, Inc., Avanair Pharmaceuticals, Inc., and EPIRUS Biopharmaceuticals, Inc., where he served as chairman of the board of directors. Dr. Corrigan holds an M.D. from the University of Virginia and received specialty training in psychiatry at Maine Medical Center and Cornell University. We believe Dr. Corrigan is qualified to serve as a director due to his extensive experience in the biopharmaceutical industry as both an executive and a board member and because of his education and training.
Lisa Dalton has served on our board of directors since June 2021. Ms. Dalton has served as the chief people officer at Spark Therapeutics, a member of the Roche Group, since July 2014. She previously served as vice president, human resources at Shire. Ms. Dalton received her M.B.A. from Rutgers University School of Business and B.A. from Pennsylvania State University. We believe Ms. Dalton is qualified to serve as a director because of her expertise and experience as an executive in the pharmaceutical industry.
Steven Gelone has served on our board of directors since March 2021 and as our president and chief operating officer since July 24, 2018. Dr. Gelone previously served as Nabriva Austria’s chief development officer and head of business development from 2014 until the Redomiciliation to Ireland, our chief development officer from the Redomiciliation to Ireland until June 30, 2017 and our chief scientific officer from June 30, 2017 until July 24, 2018. Prior to joining Nabriva Austria, he served as head of clinical research and development at Spark Therapeutics, Inc. in 2014 and vice president of clinical and preclinical development at ViroPharma Incorporated from 2005 to 2014. Dr. Gelone also served as director of medical affairs at Vicuron Pharmaceuticals from 2002 to 2003 and director of clinical pharmacology and experimental medicine at GlaxoSmithKline Pharmaceuticals from 2000 to 2002. Dr. Gelone received his B.S. Pharm. and Pharm.D. from Temple University. We believe Dr. Gelone is qualified to serve as a director due to his extensive experience in the biopharmaceutical industry as an executive and because of his education and training.
Charles A. Rowland, Jr. has served on our board of directors since June 2017. Mr. Rowland previously served on the supervisory board of Nabriva Austria from January 2015 until the Redomiciliation to Ireland. Mr. Rowland served as chief executive officer of Aurinia Pharmaceuticals Inc. from April 2016 to January 2017. Mr. Rowland previously served as vice president and chief financial officer of ViroPharma Incorporated from 2008 until it was acquired by Shire plc in 2014. Prior to joining ViroPharma, Mr. Rowland served as executive vice president and chief financial officer, as well as interim co-chief executive officer, for Endo Pharmaceuticals Inc. from 2006 to 2008 and chief financial officer at Biovail Corporation from 2004 to 2006. He previously held finance and operational positions of increasing responsibility at Breakaway Technologies, Inc., Pharmacia, Novartis International AG and Bristol-Myers Squibb Company. Mr. Rowland currently serves as a member of the board of directors for Viking Therapeutics, a public, clinical-stage biopharmaceutical company, and Orchard Therapeutics, a public, clinical-stage biopharmaceutical company. In addition, Mr. Rowland serves as a member of the board of directors for Generation Bio, a public biopharmaceutical company. Previously, he served on the board of directors at Blueprint Medicines Corporation, Idenix Pharmaceuticals, Inc., Vitae Pharmaceuticals, Inc., Bind Therapeutics Inc. and Aurinia Pharmaceuticals Inc. Mr. Rowland received his B.S. from Saint Joseph’s University and M.B.A. from Rutgers University. We believe that Mr. Rowland is qualified to serve as a director due to his extensive experience in pharmaceutical operations and all areas of finance and accounting.
Stephen Webster has served on our board of directors since June 2017. Mr. Webster previously served on the supervisory board of Nabriva Austria from October 2016 until the Redomiciliation to Ireland. Mr. Webster served as the chief financial officer of Spark Therapeutics from July 2014 until its acquisition by Roche Holdings, Inc. in December 2019. He was previously senior vice president and chief financial officer of Optimer Pharmaceuticals, Inc. from June 2012 until its acquisition by Cubist Pharmaceuticals in November 2013. Prior to this, Mr. Webster served as senior vice president and chief financial officer of Adolor Corporation, also acquired by Cubist, from 2008 to 2011. Previously, Mr. Webster served as managing director, Investment Banking Division, Health Care Group for Broadpoint Capital Inc. (formerly First Albany Capital) . He also was a co-founder and served as president and chief executive officer of Neuronyx, Inc. Prior to this, Mr. Webster held positions of increasing responsibility, including as director, Investment Banking Division, Health Care Group, for PaineWebber Incorporated. Mr. Webster is currently a member of the board of directors of TCR2 Therapeutics, Inc., Cullinan Oncology, Inc., and NextCure, Inc. He was a member of the board of directors of Viking Therapeutics, Inc., a public biopharmaceutical company, from 2014 to 2020. Mr. Webster holds an A.B. in economics from Dartmouth College and an M.B.A. from the University of Pennsylvania. We believe that Mr. Webster is qualified to serve as a director due to his extensive experience in the biopharmaceutical industry, particularly his service as a chief financial officer and in other executive management roles.

Board Composition
Our articles of association provide that the number of directors on our board will be not less than two and not more than twelve, with the exact number determined by the board. Our board of directors is currently authorized for nine members. Our directors hold office for a term continuing until the next annual general meeting of shareholders or until the earlier of their resignation or removal.
Our articles of association provide that the authorized number of directors may be changed only by resolution of our board of directors. Under the Irish Companies Act of 2014, and notwithstanding anything contained in our articles of association or in any agreement between us and a director, our shareholders may, by an ordinary resolution, remove a director from office before the expiration of his or her term at a meeting held on no less than 28 days’ notice and at which the director is entitled to be heard. Our articles of association also provide that the office of a director will be vacated in certain circumstances including if the director is restricted or disqualified to act as a director under the Irish Companies Act of 2014, resigns his or her office by notice in writing, or is requested to resign in writing by not less than a majority of the other directors. Our board of directors may fill any vacancy occurring on the board of directors. If the board of directors fills a vacancy, the director shall hold office until the next election of directors and until his or her successor shall be elected.
Board Determination of Independence
Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.
In April 2022, our board of directors undertook a review of the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board has determined that each of our directors, with the exception of Colin Broom, Steven Gelone and Theodore Schroeder, is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our board considered the relationships that each such director has with us, including each of the transactions described below in “— Board Policies — Related Person Transactions — Certain Relationships and Related Transactions,” and all other facts and circumstances that our board deemed relevant in making such independence determinations. Mr. Schroeder is not an independent director because he is our chief executive officer. Dr. Gelone is not an independent director because he is our president and chief operating officer, and Dr. Broom is not an independent director because he was previously employed as our chief executive officer.

How Our Board Is Organized
Board Leadership Structure
Mr. Burgess serves as chairman of our board of directors and Mr. Schroeder serves as our chief executive officer. We believe that having an independent director serve as our chairman allows our chief executive officer to focus on our business, while allowing the chairman of the board to fulfill a fundamental leadership role of providing advice to and independent oversight of our board.
Our chief executive officer devotes a substantial amount of time and effort to his position. The chairman of the board role requires significant additional commitment, particularly as the board’s oversight responsibilities continue to grow. Our board is committed to practicing good corporate governance and believes that having an independent non-executive director serving as chairman is the appropriate leadership structure for the Company. The nominating and corporate governance committee periodically assesses the board’s leadership structure and whether the board’s leadership structure is appropriate given the specific characteristics or circumstances of the Company at that time.
Board Diversity
In accordance with Nasdaq’s Board Diversity Rule, we have elected to include our board diversity matrix in this proxy statement as set forth below:
Board Diversity Matrix (As of June 29, 2022)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Board Committees
Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates under a charter that has been approved by our board. Copies of the committee charters are posted under the heading “Corporate Governance” on the Investor section of our website, which is located at http://investors.nabriva.com.
Audit Committee
Our audit committee consists of Mark Corrigan, Daniel Burgess and Stephen Webster, and Stephen Webster is the chair of the audit committee. The audit committee oversees our accounting and financial reporting processes and the audits of our consolidated financial statements. The audit committee is responsible for, among other things:
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making recommendations to our board regarding the ratification by the annual general meeting of shareholders of our independent auditors;

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overseeing the work of the independent auditors, including resolving disagreements between management and the independent auditors relating to financial reporting;

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pre-approving all audit and non-audit services permitted to be performed by the independent auditors;

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reviewing the independence and quality control procedures of the independent auditors;

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reviewing and approving all proposed related-party transactions;

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discussing the annual audited consolidated and statutory financial statements with management;

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annually reviewing and reassessing the adequacy of our audit committee charter;

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meeting separately with the independent auditors to discuss critical accounting policies, recommendations on internal controls, the auditor’s engagement letter and independence letter and other material written communications between the independent auditors and the management; and

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attending to such other matters as are specifically delegated to our audit committee by our board from time to time.

Our board of directors has determined that Stephen Webster is an “audit committee financial expert” as defined in the applicable SEC rules.
Our audit committee met five times in 2021.
Compensation Committee
Our compensation committee consists of Carrie Bourdow, Lisa Dalton and Charles A. Rowland, Jr., and Charles A. Rowland, Jr. is the chair of the compensation committee. The compensation committee assists the board in reviewing and approving or recommending our compensation structure, including all forms of compensation relating to our directors and management. The compensation committee is responsible for, among other things:
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reviewing and making recommendations to the board with respect to compensation of our board of directors and management;

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reviewing and approving the compensation, including equity compensation, change-of-control benefits and severance arrangements, of our chief executive officer, chief financial officer and such other members of our management as it deems appropriate;

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overseeing the evaluation of our management;

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reviewing periodically and making recommendations to our board with respect to any incentive compensation and equity plans, programs or similar arrangements;

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exercising the rights of our board under any equity plans, except for the right to amend any such plans unless otherwise expressly authorized to do so; and

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attending to such other matters as are specifically delegated to our compensation committee by our board from time to time.

Our compensation committee met five times in 2021. The compensation committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act and the rules and regulations thereunder).
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Daniel Burgess, Carrie Bourdow and Stephen Webster, and Daniel Burgess is the chair of the nominating and corporate governance committee. The nominating and corporate governance committee assists the board in selecting individuals qualified to become our directors and in determining the composition of the board and its committees. The nominating and corporate governance committee is responsible for, among other things:
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recommending to the board persons to be nominated for election or re-election to the board at any meeting of shareholders;

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overseeing the board’s annual review of its own performance and the performance of its committees; and

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developing and recommending to the board a set of corporate governance guidelines.

Our nominating and corporate governance committee met four times in 2021.
Board Meetings and Attendance
Our board of directors met eight times in 2021. During 2021, each director attended at least 75% of the aggregate of the number of (1) board meetings held (during the period that such person served as a director), and (2) meetings held by all committees of the board on which such person served (during the periods that such person served). Our directors are expected to attend our annual general meeting of shareholders. In July 2021, all of our then-current directors attended the Annual General Meeting of Shareholders.
Board Processes
Oversight of Risk
Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our board and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our board oversees risk management activities relating to business strategy, acquisitions, capital raising and allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls and legal and compliance risks; our nominating and corporate governance committee oversees risk management activities relating to board composition; and our compensation committee oversees risk management activities relating to our compensation policies and practices and management succession planning. Each committee reports to the full board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full board discuss such risks.
Director Nomination Process
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates may include requests to directors and others for recommendations, evaluation of the performance on our board and its committees of any existing directors being considered for nomination, consideration of biographical information and background material relating to potential candidates and, particularly in the case of potential candidates who are not then serving on our board, interviews of selected candidates by members of the committee and our board.
In considering whether to recommend any candidate for inclusion in our board’s slate of recommended director nominees, our nominating and corporate governance committee applies the criteria set forth in our corporate governance guidelines described below under “— Corporate Governance Guidelines”. Consistent with these criteria, our nominating and corporate governance committee expects every nominee to have the following attributes or characteristics, among others: integrity, honesty, adherence to high ethical standards, business acumen, good judgment and a commitment to understand our business and industry.
The nominating and corporate governance committee did not engage a search firm to identify and evaluate potential director candidates in 2021.

All of the director nominees are currently members of our board of directors. The nominee biographies under “— Board of Directors” indicate the experience, qualifications, attributes and skills of each of our current directors that led our nominating and corporate governance committee and our board to conclude such director should continue to serve as one of our directors. Our nominating and corporate governance committee and our board believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and that the nominees as a group possess the skill sets and specific experience desired for our board.
Our nominating and corporate governance committee considers the value of diversity when selecting nominees, and believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. While our nominating and corporate governance committee does not assign any particular weighting to diversity or any other characteristic, the committee and our board of directors take diversity into consideration, including with respect to gender, race and national origin, in evaluating nominees and directors. Our nominating and corporate governance committee’s and our board of directors’ priority in selecting board members is identification of persons who will further the interests of our shareholders.
Shareholders may recommend individuals for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the shareholder or group of shareholders making the recommendation, including the number of ordinary shares owned by such shareholder or group of shareholders, to us at Nabriva Therapeutics plc, 25-28 North Wall Quay, Dublin 1, Ireland, Attention: Secretary. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our articles of association and must be received by us no later than the date referenced below in “Other Matters — Deadline for Submission of Shareholder Proposals for 2023 Annual General Meeting of Shareholders.” Assuming appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for nominees proposed by the nominating and corporate governance committee.
Communications with Our Directors
Our board of directors will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate. The chairman of the board, or otherwise the chair of the nominating and corporate governance committee, is primarily responsible for monitoring communications from shareholders and other interested parties and provides copies or summaries of such communications to the other directors as he considers appropriate. Shareholders who wish to communicate with our board of directors may do so by addressing such communications to Board of Directors, c/o Secretary, Nabriva Therapeutics plc, 25-28 North Wall Quay, Dublin 1, Ireland. Communications will be forwarded to other directors if they relate to substantive matters that the chairman of the board or chair of the nominating and corporate governance committee considers appropriate for attention by the other directors.
Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the Company and its shareholders. The guidelines provide that:
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our board’s principal responsibility is to oversee the management of the Company;

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a majority of the directors must be independent directors;

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the independent directors meet in executive session at least twice a year;

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directors have full and free access to management and, as necessary, independent advisors;

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new directors participate in an orientation program; and

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our board will conduct a periodic self-evaluation to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is posted under the heading “Corporate Governance” on the Investor Relations section of our website, which is located at http://investors.nabriva.com.
Board Policies
Related Person Transactions
Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which the Company is a participant, the amount involved exceeds the lesser of $120,000 and one percent of the average of the our total assets at year-end for the last two completed fiscal years and one of our executive officers, directors, director nominees or 5% shareholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our chief financial officer or general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.
A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:
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the related person’s interest in the related person transaction;

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the approximate dollar value of the amount involved in the related person transaction;

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the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

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whether the transaction was undertaken in the ordinary course of our business;

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whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

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the purpose of, and the potential benefits to us of, the transaction; and

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any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of such transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.
In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:
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interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of the entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the Company receiving payment under the transaction; and
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a transaction that is specifically contemplated by provisions of our constitution.

The policy provides that transactions involving compensation of our executive officers shall be reviewed and approved by our compensation committee in the manner specified in the compensation committee’s charter.
In addition, under our Code of Business Conduct and Ethics, our directors, executive officers and employees have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
Certain Relationships and Related Transactions
Since January 1, 2020, we have engaged in the following transactions with our executive officers, directors and holders of more than 5% of our voting securities, and affiliates of our executive officers, directors and 5% shareholders. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties:
Consulting Agreement with Sender Consulting LLC
On March 9, 2021, Sender Consulting LLC, a single-member limited liability company of which Gary Sender, our former chief financial officer, is the principal, entered into a two-year consulting agreement with us, effective March 15, 2021, to provide financially-related advice and actively manage projects as requested. In addition to an hourly service fee, Mr. Sender was entitled to receive an award of 7,000 RSUs as of the effective date of the consulting agreement, which vests as to 50% of the shares underlying the RSUs each year over the term of the consulting agreement.
Consulting Agreement with Jennifer Schranz
On May 3, 2021, we entered into a two-year consulting agreement with Jennifer Schranz, our former chief medical officer. Pursuant to the consulting agreement, Dr. Schranz has agreed to provide expert scientific advisory services to us in connection with the advancement of our pipeline programs and product candidates in consideration for our agreement to forego the repayment of any and all amounts owed by Dr. Schranz to us pursuant her retention agreement following her resignation from the company on March 19, 2021. In addition, Dr. Schranz received an award of 7,000 RSUs as of the date of the consulting agreement, which vests as to 50% of the shares underlying the RSUs on each annual anniversary of the consulting agreement over two years.
June 2020 Financing
In June 2020, we entered into a securities purchase agreement with certain institutional investors pursuant to which we agreed to issue and sell in a registered direct offering an aggregate of 4,144,537 ordinary shares and accompanying warrants to purchase up to an aggregate of 4,144,537 ordinary shares. Each share in the offering was issued and sold together with an accompanying warrant at a combined price of $9.1686. Each warrant had an exercise price of $7.92 per share, was immediately exercisable following the date of issuance and expired on the two-year anniversary of the date of issuance. In connection with such offering, entities affiliated with Fidelity Management & Research Company LLC, a then-beneficial owner of more than 5% of our voting securities, purchased an aggregate of 872,498 ordinary shares and accompanying warrants to purchase up to 872,498 ordinary shares at a purchase price of $9.1686 per ordinary share and accompanying warrant for an aggregate purchase price of $7,999,601.
Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics is applicable to all of our directors, officers and employees and is available on our website at http://investors.nabriva.com/corporate-governance/governance-overview. Our Code of Business Conduct and Ethics provides that our directors, officers and employees are expected to avoid any action, position or interest that conflicts with the interests of our company or gives the appearance of a conflict. We expect that any amendment to this code, or any waivers of its requirements, will be disclosed on our website. Information contained on, or that can be accessed through, our website is not incorporated by reference into this document, and you should not consider information on our website to be part of this document.
Anti-Hedging Policy
Our board of directors has adopted an insider trading policy, which applies to all of our directors and employees, including our executive officers, and certain of their family members and any entities controlled by such persons. The policy prohibits (i) pledging of our securities, including purchasing our securities on margin, margin accounts and pledges as collateral for a loan (except in extraordinary situations where a person wishes to pledge company securities as collateral for a loan (other than a margin loan) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities) and engaging in the following transactions in our securities: short sales, including short sales “against the box”; purchases or sales of puts, calls or other derivative securities; or purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities.

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers and their ages as of June 24, 2022:
Name	Age	Position
Theodore Schroeder	67	Chief Executive Officer
J. Christopher Naftzger	55	General Counsel and Secretary
Daniel Dolan	45	Chief Financial Officer
Steven Gelone	54	President and Chief Operating Officer
Christine Guico-Pabia	59	Chief Medical Officer
In addition to the biographical information for Mr. Schroeder and Dr. Gelone, which is set forth above under “— Board of Directors,” set forth below is certain biographical information about Messrs. Naftzger and Dolan and Dr. Guico-Pabia.
J. Christopher Naftzger has served as our general counsel and secretary since September 1, 2021. Previously, Mr. Naftzger served as General Counsel and Corporate Secretary of Krystal Biotech, an emerging-stage, gene therapy company, from February 2020 to May 2021. Before joining Krystal, he was Vice President, Deputy General Counsel and Assistant Secretary of Nabriva Therapeutics from January 2017 to January 2020. Prior to Nabriva, Mr. Naftzger served as Vice President, General Counsel, Chief Compliance Officer, and Secretary of Unilife Medical Solutions, a developer and manufacturer of innovative drug delivery systems. Mr. Naftzger also held senior in-house counsel positions with Chesapeake Corporation and Koch Industries, and was a corporate partner with Blank Rome LLP in Washington, DC. Mr. Naftzger obtained his undergraduate degree from Hampden-Sydney College and his law degree from the Willamette University College of Law.
Daniel Dolan has served as our chief financial officer since March 2021. Mr. Dolan previously served as Vice President of Finance at Radius Health, Inc., or Radius, a commercial-stage biopharmaceutical company, from July 2017 to January 2021. He also acted as principal financial officer and principal accounting officer of Radius from September 2020 to December 2020. Prior to joining Radius, Mr. Dolan worked at Shire plc from September 2005 to July 2017, where he held financial management positions of increasing responsibility, including Vice President of Finance, Global Product Strategy from May 2016 to July 2017 and Senior Finance Director, GI/Internal Medicine from May 2013 to May 2016. Mr. Dolan received his M.B.A. and B.S. from Widener University.
Christine Guico-Pabia has served as our chief medical officer since October 2021. Dr. Guico-Pabia brings over 30 years of global biopharmaceutical experience and extensive expertise in every stage of drug development, pharmacoeconomics and outcomes research, and medical affairs. Most recently, she was Vice President, Head of Clinical Development and Medical Affairs of Metagenics from 2014 to 2021. Dr. Guico-Pabia previously held leadership positions at small startups and large multinational companies including McKesson, Merck, Wyeth, and Pfizer. Dr. Guico-Pabia completed her MD at the University of Santo Tomas Medical School in Manila, Philippines, obtained her MBA from Temple University Fox School of Business, and her MPH from Johns Hopkins University Bloomberg School of Public Health.

EXECUTIVE AND DIRECTOR COMPENSATION
The following discussion provides the amount of compensation paid, and benefits in-kind granted, by us and our subsidiaries to the members of our board of directors and certain executives for services provided in all capacities to us and our subsidiaries for the year ended December 31, 2021.
Executive and Director Compensation Processes
Our executive compensation program is administered by the compensation committee of our board of directors, subject to the oversight and approval of our full board of directors. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves, or, as appropriate, makes recommendations to our board of directors for approval of our executive compensation program.
In designing our executive compensation program, our compensation committee considers publicly available compensation data for national and regional companies in the biotechnology/pharmaceutical industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. Since 2016, our compensation committee has retained Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon, (formerly known as Radford), as its independent compensation consultant, to provide comparative data on executive compensation practices in our industry and to advise on our executive compensation program generally. The committee also has retained Aon for guidelines and review of non-employee director compensation. Although our compensation committee considers the advice and guidelines of Aon as to our executive compensation program, our compensation committee ultimately makes its own decisions about these matters. In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies. In 2021, the total amount paid to Radford for its executive and director compensation consulting services was $157,500.
Outside of services provided for the compensation committee, Aon provided nominal additional services to the Company in 2021 related to benchmarking data with respect to certain non-executive positions in an effort to ensure that our compensation practices are competitive so that we can attract, reward, motivate and retain employees at all levels of our organization. The total amount paid to Aon in connection with these additional engagements was less than $5,000 in 2021.
In addition, in 2021, Aon Insurance Services, an affiliate of Aon, provided services as an insurance broker for various insurance policies including our products liability insurance, directors’ and officers’ liability insurance and other commercial business insurance. In 2021, Aon Risk Services received an aggregate of approximately $407,330 in connection with such services.
The compensation committee regularly evaluates the nature and scope of the services provided by Aon. The compensation committee approved the 2021 executive and director compensation consulting services described above. Although the compensation committee was aware of the other services performed by Aon Risk Services, and considered any potential conflict with Aon’s independence, the compensation committee did not review such other services as those services were reviewed and approved by management in the ordinary course of business.
In order to ensure that Aon is independent, Aon is only engaged by, takes direction from, and reports to, the compensation committee and, accordingly, only the compensation committee has the right to terminate or replace Aon at any time. Further, Aon maintains certain internal controls which include, among other things:
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All Aon staff are required to review and complete courses covering our Code of Conduct, which forbids Aon staff from trading in a client’s stock as well as the treatment of confidential client information;

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Aon maintains a separate account management structure and database of contacts to protect the confidentiality of client lists and contacts;

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Aon is not reliant on any one client for meeting performance expectations during the year, thereby minimizing any account concentration risk for an account manager, which could impair objectivity;

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Aon’s survey data are maintained on a separate IT platform to protect and secure the confidential nature of client information and the relationships where Aon provides services; and

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Aon’s staff is not directly compensated for any cross-selling of Aon product or service.

The compensation committee reviewed information regarding the independence and potential conflicts of interest of Aon, taking into account, among other things, the factors set forth in the Nasdaq listing standards. Based on such review, the compensation committee concluded that the engagement of Aon did not raise any conflict of interest.
Our director compensation program is administered by our board of directors with the assistance of the compensation committee. The compensation committee conducts an annual review of director compensation and makes recommendations to the board of directors with respect thereto.
Summary Compensation Table
Our “named executive officers” for the year ended December 31, 2021 were as follows: Mr. Schroeder, our chief executive officer, Dr. Gelone, our president and chief operating officer and Mr. Dolan, our chief financial officer. The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers for the periods presented.
Name and principal position	Year	Salary ($)	Bonus ($)(1)	Share Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Theodore Schroeder(5) Chief Executive Officer	2021	594,170	—	307,850	—	302,993	32,287	1,237,300
	2020	576,800	—	464,130	339,625	242,256	31,759	1,654,570
Steven Gelone President and Chief Operating Officer	2021	500,947	225,000	611,349	—	191,590	14,138	1,543,024
	2020	486,300	—	270,863	231,493	153,185	12,675	1,154,516
Daniel Dolan(6) Chief Financial Officer	2021	271,250	—	—	110,000	93,500	26,690	501,440

(1)
The amount reported in the “Bonus” column represents a $225,000 retention bonus awarded to Dr. Gelone in 2021, which shall be paid in March 2022.

(2)
The amounts reported in the “Share Awards” and “Option Awards” columns reflect the aggregate grant-date fair value of share-based compensation awarded during the year computed in accordance with the provisions of ASC Topic 718. See Note 10 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 regarding assumptions underlying the valuation of equity awards.

(3)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent awards to our named executive officers under our annual cash bonus program.

(4)
The compensation included in the “All Other Compensation” column consists of amounts we contributed to our 401(k) plan and medical insurance premiums paid by us on behalf of such individual.

(5)
Mr. Schroeder declined to accept his bonus payout for 2021.

(6)
Mr. Dolan commenced employment with us in March 2021.

Narrative Disclosure to Summary Compensation Table
Base Salary
In 2021, we paid annualized base salaries of $594,104 to Mr. Schroeder, $500,889 to Dr. Gelone and $330,000 to Mr. Dolan. In 2020, we paid annualized base salaries of $576,800 to Mr. Schroeder and $486,300 to Dr. Gelone.

In January 2022, our board of directors, following approval and recommendation from the compensation committee and consistent with the recommendations of the compensation committee’s independent compensation consultant, approved an increase to the base salaries of our named executive officers for 2022 as follows: $515,916 for Dr. Gelone and $363,000 for Mr. Dolan. Our board of directors also approved of an increase in base salary for Mr. Schroeder, who declined to accept an increase to his base salary. The board also approved the 2022 base salary for Mr. Naftzger, our general counsel and secretary, of $367,500, and Dr. Guico-Pabia, our chief medical officer, of $428,480, which was also consistent with the recommendation of the compensation committee’s independent consultant.
None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.
Annual Performance-Based Compensation
Our executive officers, which include the named executive officers, participate in our performance-based bonus program. All annual cash bonuses for our executives under the performance-based bonus program are tied to the achievement of strategic and operational corporate goals for the company, which are set by the compensation committee and approved by the board. There are no discretionary individual goals under the bonus program. The 2021 strategic and operational goals for Nabriva related to the following objectives:
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commercialization of our products;

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finance, specifically fundraising;

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regulatory approvals;

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business development; and

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chemistry, manufacturing, and control (CMC).

Under their respective employment agreements, the annual target bonus for Mr. Schroeder is 60% of his current base salary, the annual target bonus for Dr. Gelone is 45% of his current base salary and the annual target bonus for each of Dr. Guico-Pabia, Mr. Naftzger and Mr. Dolan is 40% of their respective current base salaries.
At a meeting held in January 2022, our compensation committee reviewed the accomplishments of the named executive officers as measured against the aforementioned 2021 goals. The compensation committee reviewed whether each goal had been obtained and the weight such goals should be given in determining the bonus payout for 2021 performance. Based on its review, the compensation committee recommended a 85% payout of the target bonuses for 2021 for Mr. Schroeder, Dr. Gelone and Mr. Dolan. Mr. Schroeder declined to accept his bonus payout for 2021. Accordingly, the 2021 bonus payouts which were paid in February 2022, were $191,590 for Dr. Gelone and $93,500 for Mr. Dolan.
Equity Incentive Awards
We believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our shareholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incents our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our executive officers, which includes the named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options or restricted stock units, or RSUs. We also generally make stock option grants to new executive officers in connection with the commencement of their employment.
Since our initial public offering, we have granted stock options with exercise prices that are set at no less than the fair market value of the underlying award on the date of grant, as determined by reference to the trading price of our ordinary shares on Nasdaq, and approved by our compensation committee or our board.

The following table sets forth the number of our ordinary shares issuable upon vesting of the share awards granted to our named executive officers in 2022:
Name	Option Award (#)	RSU Award (#)
Theodore Schroeder	239,800	119,900
Steven Gelone	93,400	46,700
Daniel Dolan	83,200	41,600
On January 28, 2021, our board of directors granted share option awards, as well as restricted share units, or RSUs, under the 2020 Share Incentive Plan to Mr. Schroeder, Dr. Gelone and Mr. Dolan, in each case, subject to shareholder approval of an amendment to increase the number of ordinary shares authorized for issuance under our 2020 Share Incentive Plan (Proposal 3). The share option awards and RSUs vest over a four-year period beginning on January 28, 2022, with 25% of the option vesting upon the first anniversary of the grant date and on a monthly pro rata basis thereafter over the remaining three years. Twenty five percent (25%) of the RSUs vest annually over the four-year vesting period. If shareholder approval of the amendment to the 2020 Share Incentive Plan (Proposal 3) is not obtained, the options will remain outstanding and will convert into cash-settled share appreciation rights. If shareholder approval of the amendment to the 2020 Share Incentive Plan (Proposal 3) is not obtained, each of the RSUs will represent the right to receive the economic equivalent of one ordinary share in cash on the applicable vesting date.
The following table sets forth the number of our ordinary shares issuable upon exercise or vesting of the share awards granted to our named executive officers in 2021:
Name	Option Award (#)	RSU Award (#)
Theodore Schroeder	—	117,500
Steven Gelone	—	333,197
Daniel Dolan	100,000	—
On January 29, 2021, our board of directors granted RSUs under the 2020 Share Incentive Plan to Mr. Schroeder and Dr. Gelone. The RSUs vest over a four-year period beginning on January 29, 2021. Twenty-five percent (25%) of the RSUs vest annually over the four-year vesting period. Mr. Dolan´s option to purchase 100,000 of our ordinary shares vests over four years, with 25% of the options vesting on March 31, 2022, and the remaining 75% of the option vesting on a monthly pro rata basis over the remaining three years of the vesting period. The option was awarded to Mr. Dolan in connection with the commencement of his employment.
As previously disclosed, our board of directors in 2020 awarded Dr. Gelone 23,250 options and 11,625 RSUs that were subject to performance conditions related to the commercial performance of the company and life cycle management of our product and product candidate portfolio. The vesting of these awards continues to be subject to the achievement of performance conditions, which, due to business disruption caused by the COVID-19 global pandemic, were extended and modified in March 2022.

Outstanding Equity Awards as of December 31, 2021
The following table sets forth information regarding outstanding stock options and RSUs held by our named executive officers as of December 31, 2021:
	Option Awards				Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Theodore Schroeder	72,603	12,397(1)	35.30	07/25/2028	4,761(12)	2,852
	31,339	11,641(2)	19.00	01/31/2029	18,623(13)	11,155
	24,348	44,402(3)	13.50	02/06/2030	117,500(14)	70,383
Steven Gelone	8,879	—(4)	72.05	07/05/2025	3,084(12)	1,847
	5,590	—(5)	83.40	02/05/2026	8,396(13)	5,029
	11,300	—(6)	85.00	02/07/2027	42,500(14)	25,458
	9,791	209(7)	64.70	01/31/2028	11,625(15)	6,963
	6,619	1,131(8)	35.30	07/25/2028	290,697(16)	174,128
	624	126(9)	24.90	08/02/2028	—	—
	20,299	7,541(2)	19.00	01/31/2029	—	—
	10,979	20,021(3)	13.50	02/06/2030	—	—
	—	23,250(10)	5.30	09/25/2030	—	—
Daniel Dolan	—	100,000(11)	1.66	03/31/2031	—	—

(1)
Mr. Schroeder’s option to purchase 85,000 of our ordinary shares vests over four years, with 25% of the options vesting on July 25, 2019, and the remaining 75% of the option vesting on a monthly pro rata basis over the remaining three years of the vesting period.

(2)
Mr. Schroeder’s and Dr. Gelone’s option to purchase ordinary shares vests over four years, with 25% of the options vesting on January 31, 2020, and the remaining 75% of the option vesting on a monthly pro rata basis over the remaining three years of the vesting period.

(3)
Mr. Schroeder’s and Dr. Gelone’s option to purchase ordinary shares vests over four years, with 25% of the options vesting on February 6, 2021, and the remaining 75% of the option vesting on a monthly pro rata basis over the remaining three years of the vesting period.

(4)
Dr. Gelone’s option to purchase 8,879 of our ordinary shares vests over four years, with 25% of the options vesting on May 31, 2016, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(5)
Dr. Gelone’s option to purchase 5,590 of our ordinary shares vests over four years, with 25% of the options vesting on February 28, 2017, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(6)
Dr. Gelone’s option to purchase 11,300 of our ordinary shares vests over four years, with 25% of the options vesting on February 28, 2018, and the remaining 75% of the option vesting on a monthly pro rata basis over the remaining three years of the vesting period.

(7)
Dr. Gelone’s option to purchase 10,000 of our ordinary shares vests over four years, with 25% of the options vesting on January 31, 2019, and the remaining 75% of the option vesting on a monthly pro rata basis over the remaining three years of the vesting period.

(8)
Dr. Gelone’s option to purchase 7,750 of our ordinary shares vests over four years, with 25% of the options vesting on July 25, 2019, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(9)
Dr. Gelone’s option to purchase 750 of our ordinary shares vests over four years, with 25% of the options vesting on August 2, 2019, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(10)
Dr. Gelone’s option to purchase ordinary shares is subject to the commercial performance and life cycle management of the product and product candidate portfolio.

(11)
Mr. Dolan´s option to purchase 100,000 of our ordinary shares vests over four years, with 25% of the options vesting on March 31, 2022, and the remaining 75% of the option vesting on a monthly pro rata basis over the remaining three years of the vesting period.

(12)
Mr. Schroeder’s and Dr. Gelone’s RSUs vest over four years, with 25% of the RSUs vesting on January 31, 2020, and the remaining 75% of the RSUs vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(13)
Mr. Schroeder’s and Dr. Gelone’s RSUs vest over four years, with 25% of the RSUs vesting on February 6, 2021, and the remaining 75% of the RSUs vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(14)
Mr. Schroeder’s and Dr. Gelone’s RSUs vest over four years, with 25% of the RSUs vesting on January 29, 2022 and 25% of the RSUs vesting annually over the remainder of the vesting period.

(15)
Dr. Gelone’s vesting of the RSUs is subject to the commercial performance and life cycle management of the product and product candidate portfolio.

(16)
Dr. Gelone’s RSUs vest over two years, with 100% of the RSUs vesting on April 28, 2023.

Employment Agreements with Executive Officers
Agreement with Theodore Schroeder, Chief Executive Officer and Director
Mr. Schroeder was appointed our chief executive officer and entered into an employment agreement dated and effective as of July 23, 2018. He was appointed to our board on August 1, 2018. On March 10, 2021, we entered into an amended and restated employment agreement with Mr. Schroeder, or the Schroeder Employment Agreement. The Schroeder Employment Agreement continues until terminated in accordance with its terms, as described below.
Pursuant to the Schroeder Employment Agreement, Mr. Schroeder receives an annual base salary of $594,104 and is eligible to receive an annual performance bonus targeted at 60% of his annual base salary, with the actual amount of such bonus, if any, to be determined by the board. Mr. Schroeder is also (1) eligible to receive equity awards at such times and on such terms and conditions as the board may determine and (2) entitled to participate in any and all benefit programs that we make available to our executive officers, for which he may be eligible, under the plan documents governing such programs.
The employment agreement, and Mr. Schroeder’s employment, may be terminated as follows: (1) upon Mr. Schroeder’s death or “disability” (as disability is defined in his employment agreement); (2) at our election, with or without “cause” (as cause is defined in his employment agreement); and (3) at Mr. Schroeder’s election, with or without “good reason” (as good reason is defined in his employment agreement).
In the event of the termination of Mr. Schroeder’s employment by us without cause, including as a result of a termination of his employment for good reason prior to, or more than twelve months following, a “change in control” (as change in control is defined in the Schroeder Employment Agreement), Mr. Schroeder will be entitled to his base salary that has accrued and to which he is entitled as of the termination date. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his proprietary rights, non-disclosure and developments agreement with us, he is entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 18 months (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 18 months following his date of termination, (3) a lump sum payment equal to any earned but unpaid annual bonus for a previously completed calendar year, (4) a lump sum payment equal to a prorated annual bonus for the year in which

Mr. Schroeder’s employment is terminated based on the number of days he provided services to us during the year in which his employment is terminated and (5) accelerated vesting of his then-unvested equity awards that are subject to time-based vesting and that would have vested within twelve months of the termination date, whether granted under the 2017 Share Incentive Plan, 2020 Share Incentive Plan or any successor equity incentive plan or as an inducement to his employment.
In the event of the termination of Mr. Schroeder’s employment by us without cause, including as a result of a termination of his employment for good reason prior to, or by him for good reason within twelve months following a change in control, subject (as described above with respect to certain payments), to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his proprietary rights, non-disclosure and developments agreement with us, Mr. Schroeder would be entitled to the same payments and benefits as described in the preceding paragraph, except that, in lieu of a pro-rated annual bonus payment, he would be entitled to receive a lump sum payment equal to 100% of his target bonus for the year in which his employment is terminated and he shall also be entitled to full vesting acceleration of his then-unvested equity awards, whether granted under the 2017 Share Incentive Plan, 2020 Share Incentive Plan or any successor equity incentive plan or as an inducement to his employment, such that his equity awards become fully exercisable and non-forfeitable as of the termination date, except as otherwise determined by the Board in the case of awards subject to performance conditions.
If Mr. Schroeder’s employment is terminated for any other reason, including as a result of his death or disability, for cause, or voluntarily by Mr. Schroeder without good reason, our obligations under the Schroeder Employment Agreement cease immediately, and Mr. Schroeder is only entitled to his base salary that has accrued and to which he is entitled as of the termination date and solely if his employment is terminated as a result of his death or disability, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his proprietary rights, non-disclosure and developments agreement with us, he or his estate, as applicable, is entitled to any earned but unpaid annual bonus from a previously completed calendar year.
As a condition of his employment, Mr. Schroeder signed a proprietary rights, non-disclosure and developments agreement.
Agreements with Daniel Dolan, Chief Financial Officer, Steven Gelone, President, Chief Operating Officer and Director, Christine Guico-Pabia, Chief Medical Officer and Christopher Naftzger, General Counsel and Secretary
Mr. Dolan was appointed our chief financial officer effective as of March 12, 2021, and entered into an employment agreement dated and effective as of March 10, 2021, or the Dolan Employment Agreement. Dr. Gelone was appointed our chief development officer and entered into an employment agreement dated and effective as of December 1, 2014, which was amended and restated as of May 26, 2016 and further amended on restated on July 24, 2018. Dr. Gelone was subsequently appointed our chief scientific officer on June 30, 2017 and our president and chief operating officer on July 24, 2018. Dr. Gelone was appointed to our board on March 10, 2021. On March 10, 2021, we entered into an amended and restated employment agreement with Dr. Gelone, or the Gelone Employment Agreement. Dr. Guico-Pabia was appointed as our chief medical officer and entered into an employment agreement dated and effective as of October 1, 2021, or the Guico-Pabia Employment Agreement. Mr. Naftzger was appointed as our general counsel and secretary and entered into an employment agreement dated and effective as of September 1, 2021, or the Naftzger Employment Agreement. Each of the Dolan Employment Agreement, Gelone Employment Agreement, Guico-Pabia Employment Agreement and Naftzger Employment Agreement, or the Executive Employment Agreements, provides that such executive officer is an at will employee, and his employment with us can be terminated by the respective executive officer or us at any time and for any reason.
Pursuant to the Dolan Employment Agreement, Mr. Dolan receives an annual base salary of $330,000 and is eligible to receive an annual performance bonus targeted at 40% of his annual base salary, with the actual amount of such bonus, if any, to be determined by the board. Pursuant to the Gelone Employment Agreement, Dr. Gelone receives an annual base salary of $509,888 and is eligible to receive an annual performance bonus targeted at 45% of his annual base salary, with the actual amount of such bonus, if any, to be determined by the Board. Pursuant to the Guico-Pabia Employment Agreement, Dr. Guico-Pabia receives an annual base salary of $416,000 and is eligible to receive an annual performance bonus targeted at 40% of her annual base salary, with the actual amount of such bonus, if any, to be determined by the Board. Pursuant to the Naftzger Employment Agreement, Mr. Naftzger receives an annual base salary of $350,000 and is eligible to receive an annual performance bonus targeted at 40% of his annual base salary, with the actual amount of such bonus, if any, to be determined by the board. Each of Mr. Dolan, Dr. Gelone, Dr. Guico-Pabia and Mr. Naftzger are also (1) eligible to receive equity awards at such times and on such terms and conditions as the board may determine and (2) entitled to participate in any and all benefit programs that we make available to our executive officers, for which he may be eligible, under the plan documents governing such programs.
In addition, pursuant to the Dolan Employment Agreement, subject to approval by the compensation committee of the board or a majority of our independent directors as defined in Nasdaq Listing Rule 5605(a)(2), Mr. Dolan shall receive a nonqualified share option to purchase 100,000 ordinary shares at an exercise price per share equal to the closing price per share of the ordinary shares on the Nasdaq Global Select Market on the date of grant, to vest over a period of four (4) years, subject to the terms and conditions of our 2021 Inducement Share Incentive Plan and a nonqualified share option agreement between us and Mr. Dolan, and awarded outside of our equity incentive plans as an “inducement grant” within the meaning of Nasdaq Listing Rule 5635(e)(4).
Each Executive Employment Agreement and the employment of each of Mr. Dolan, Dr. Gelone, Dr. Guico-Pabia and Mr. Naftzger may be terminated in one of three ways: (1) upon the death or “disability” (as disability is defined in the applicable Executive Employment Agreement) of such executive officer; (2) at our election, with or without “cause” (as cause is defined in the applicable Executive Employment Agreement); and (3) at such executive officer’s election, with or without “good reason” (as good reason is defined in the applicable Executive Employment Agreement).
In the event of the termination of such executive officer’s employment by us without cause or by him for good reason prior to, or more than twelve months following, a “change in control” (as change in control is defined in the applicable Executive Employment Agreement), such executive officer will be entitled to his or her base salary that has accrued and to which he is entitled as of the termination date. In addition, subject to such executive officer’s execution and nonrevocation of a release of claims in our favor and his or her continued compliance with his or her proprietary rights, non-disclosure and developments agreement with us, such executive officer is entitled to (1) continued payment of such executive officer’s base salary, in accordance with our regular payroll procedures, for, in the case of Mr. Dolan, Dr. Guico-Pabia and Mr. Naftzger, a period of 12 months, and in the case of Dr. Gelone, a period of 15 months, (2) provided he or she is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees, who receive the same type of coverage, for, in the case of Mr. Dolan, Dr. Guico-Pabia and Mr. Naftzger, a period of up to 12 months and, in the case of Dr. Gelone, a period of 15 months, following the date of termination, (3) a lump sum payment equal to any earned but unpaid annual bonus for a previously completed calendar year and (4) a lump sum payment equal to a prorated annual bonus for the year in which such executive officer’s employment is terminated based on the number of days such executive officer provided services to us during the year in which such executive officer’s employment is terminated.
In the event of the termination of the executive officer’s employment by us without cause or by him or by her for good reason within twelve months following a change in control, subject (as described above with respect to certain payments) to such executive officer’s execution and nonrevocation of a release of claims in our favor and his or her continued compliance with his or her proprietary rights, non-disclosure and developments agreement with us, such executive officer will be entitled to the same payments and benefits as described in the preceding paragraph, except that, in lieu of a pro-rated annual bonus payment, such executive officer will be entitled to receive a lump sum payment equal to 100% of such executive officer’s target bonus for the year in which his or her employment is terminated, and such executive officer shall also be entitled to full vesting acceleration of his or her then-unvested equity awards, whether granted under the 2017 Share Incentive Plan, 2020 Share Incentive Plan or any successor equity incentive plan, such that his or her equity awards become fully exercisable and non-forfeitable as of the termination date, except as otherwise determined by the Board in the case of awards subject to performance conditions.

If such executive officer’s employment is terminated for any other reason, including as a result of his or her death or disability, for cause, or voluntarily by such executive officer without good reason, our obligations under the applicable Executive Employment Agreements cease immediately, and such executive officer is only entitled to his or her base salary that has accrued and to which he is entitled as of the termination date and, solely if such executive officer’s employment is terminated as a result of his or her death or disability and subject to his or her execution and nonrevocation of a release of claims in our favor and his or her continued compliance with his or her proprietary rights, non-disclosure and developments agreement with us, such executive officer or the estate of such executive officer, as applicable, is entitled to any earned but unpaid annual bonus from a previously completed calendar year.
As a condition to their employment, each of Mr. Dolan, Dr. Gelone, Dr. Guico-Pabia and Mr. Naftzger signed a proprietary rights, non-disclosure and developments agreement.
Equity Incentive Plans
In this section, we describe our 2020 Share Incentive Plan, 2017 Share Incentive Plan and Stock Option Plan 2015. Prior to the redomiciliation to Ireland, or Redomiciliation, Nabriva Austria granted awards to eligible recipients under the Stock Option Plan 2015. In connection with the Redomiciliation, both plans were amended to take account of certain requirements under Irish law and assumed by us, with each option to acquire one Nabriva Austria common share becoming an option to acquire ten of our ordinary shares on the same terms and conditions. We currently make share awards to eligible recipients solely under our 2020 Share Incentive Plan.
2020 Share Incentive Plan, As Amended
On March 4, 2020, our board of directors adopted the 2020 Share Incentive Plan, or the 2020 Plan, which was approved by our shareholders at the 2020 Annual General Meeting of Shareholders in July 2020, or the 2020 AGM. As of the date of the 2020 AGM, the total number of ordinary shares reserved for issuance under the 2020 Plan was for the sum of 930,000 ordinary shares, plus the number of our ordinary shares that remained available for grant under the 2017 Plan as of immediately prior to the AGM and the number of ordinary shares subject to awards granted under the 2017 Plan and our Amended and Restated Stock Option Plan 2015, that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right. Following shareholder approval of the 2020 Plan, no further awards will be made under the 2017 Plan. On January 28, 2022, upon the recommendation of the compensation committee and subject to shareholder approval, our board of directors adopted an amendment to the 2020 Plan, or the Plan Amendment, solely to increase the number of shares available for issuance under the 2020 Plan by 7,000,000 shares, subject to adjustment in the event of share splits and other similar events. Other than increasing the number of shares available for issuance, the Plan Amendment does not make any changes to the 2020 Plan. For a more detailed summary of our 2020 Share Incentive Plan, as amended, please refer to Proposal 3 of this proxy statement.
2017 Share Incentive Plan
The 2017 Share Incentive Plan permitted the award of share options, share appreciation rights, or SARs, restricted shares, restricted share units or RSUs, and other share-based awards to our employees, officers, directors, consultants and advisers. With the initial shareholder approval of the 2020 Share Incentive Plan, there were no further shares available for issuance under the 2017 Plan. However, all outstanding awards under 2017 Plan will remain in effect and continue to be governed by the terms of the 2017 Plan. As of June 24, 2022, under our 2017 Share Incentive Plan, there were options to purchase an aggregate of 304,075 of our ordinary shares at a weighted average exercise price of $29.84 per share and 41,187 restricted stock units outstanding with a weighted average grant date fair value of $14.62 per share. Unless the context specifically indicates otherwise, references to our 2017 Share Incentive Plan in this proxy statement refer to the 2017 Share Incentive Plan, as amended and adopted by us.
If, during the term of the 2017 Share Incentive Plan, there is a change in our capital or a restructuring measure which has an effect on our capital, such as a share split or reverse share split, which change or measure results in a change in the value of the share-based awards outstanding under the 2017 Share Incentive Plan, the board will make appropriate adjustments to the price or the amount of such outstanding awards.

The 2017 Share Incentive Plan also contains provisions addressing the consequences of any reorganization event. A reorganization event is defined as (a) any merger or consolidation of us with or into another entity as a result of which all of our ordinary shares are converted into or exchanged for the right to receive cash, securities or other property, or are cancelled, (b) any transfer or disposition of all of our ordinary shares for cash, securities or other property pursuant to a share exchange or other transaction or (c) our liquidation or dissolution; any one of which, (a), (b) or (c), may be effected pursuant to the laws of the Republic of Ireland.
The 2017 Share Incentive Plan provides that, if a reorganization event occurs, the board of directors may take one or more of the following actions to all or any outstanding awards other than restricted shares on such terms as the board of directors determines: (1) provide that such awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (2) upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited immediately prior to the consummation of such reorganization event and/or that all of the participant’s unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (3) provide that outstanding awards will become exercisable, realizable, or deliverable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such reorganization event, (4) in the event of a reorganization event under the terms of which holders of our ordinary shares will receive, upon consummation thereof, a cash payment for each share surrendered in the reorganization event, which we refer to as the Acquisition Price, make or provide for a cash payment to participants with respect to each award held by a participant equal to (A) the number of ordinary shares subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, (5) provide that, in connection with our liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (6) any combination of the foregoing. Our board is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically.
No additional awards may be granted under the 2017 Share Incentive Plan. The board of directors may, at any time, amend, suspend or terminate the 2017 Share Incentive Plan or any portion thereof. However, if shareholder approval is required, including by application of Irish law, the board may not effect such modification or amendment without such approval.
Stock Option Plan 2015
The Stock Option Plan 2015 provided for the grant of options to purchase our ordinary shares to our employees, including executive officers, and to directors. With the approval of the 2017 Share Incentive Plan, there were no further shares available for issuance under the Stock Option Plan 2015. However, all outstanding awards under Stock Option Plan 2015 will remain in effect and continue to be governed by the terms of the Stock Option Plan 2015. As of June 24, 2022, under our Stock Option Plan 2015, there were options to purchase an aggregate of 160,205 of our ordinary shares at a weighted average exercise price of $80.17 per share and no ordinary shares are available for issuance under the plan. Unless the context specifically indicates otherwise, references to our Stock Option Plan 2015 in this proxy statement refer to the Stock Option Plan 2015, as amended and adopted by us.
Options granted under the Stock Option Plan 2015 entitle beneficiaries thereof to purchase our ordinary shares at an exercise price equal to 100% of the fair market value per share on the beneficiary’s date of participation, which following the Redomiciliation was derived from the closing sale price of our ordinary shares on the Nasdaq Global Select Market. Options granted under the Stock Option Plan 2015 generally vest over four years from the beneficiary’s date of participation. Typically, 25% of the options subject to a particular grant vest on the last day of the last calendar month of the first year of the vesting period, and the remaining 75% vests on a monthly pro-rata basis over the second, third and fourth years of the vesting period (i.e., 2.083% per month). Any alternative vesting period determined by us is subject to approval by our executive officers, board of directors or shareholders, in accordance with any applicable voting requirements.

The Stock Option Plan 2015 provides that, if a liquidity event (as defined below) occurs, all options outstanding under the Stock Option Plan 2015 will be assumed (or substantially equivalent awards will be substituted by an acquiring or succeeding corporation (or an affiliate of the acquiring or succeeding company or corporation)), and any then-unvested options shall continue to vest in accordance with the beneficiary’s original vesting schedule. If a beneficiary is terminated due to a good leaver event (within the meaning of the Stock Option Plan 2015), on or prior to the first anniversary of the date of the liquidity event, the beneficiary’s options will be immediately exercisable in full as of the date of such termination. If the acquiring or succeeding company or corporation (or an affiliate of the acquiring or succeeding company or corporation) refuses to assume the options outstanding under the Stock Option Plan 2015 or to substitute substantially equivalent options therefor, all then-unvested options under the Stock Option Plan 2015 will automatically vest in full upon the liquidity event. For purposes of the Stock Option Plan 2015, a liquidity event generally refers to an exclusive license of or the sale, lease or other disposal of all or substantially all of our assets, a sale or other disposal (but not a pledge) of 50% or more of our shares, a merger or consolidation of us with or into any third party, or our liquidation, winding up or other form of dissolution of us.
Unless otherwise specifically permitted in an option agreement or resolved upon by the board of directors, the exercise of vested options is permitted under the Stock Option Plan 2015 only during specified periods and on specified terms in the case of a liquidity event or following an initial public offering occurring during the term of the option. A beneficiary is entitled to exercise vested options at any time during the remaining term of the option while the beneficiary is providing services to us, and within the three-month period following a termination of the beneficiary’s services due to a good leaver event. Options granted under the Stock Option Plan 2015 will have a term of no more than ten years from the beneficiary’s date of participation.
If, during the term of the Stock Option Plan 2015, there is a change in our capital or a restructuring measure which has an effect on our capital, such as a stock split or reverse stock split, which change or measure results in a change in the value of the options outstanding under the Stock Option Plan 2015, the board may make appropriate adjustments to the price or the amount of such outstanding options.
The board of directors may, at any time, amend, suspend or terminate the Stock Option Plan 2015 in whole or in part. However, if shareholder approval is required, including by application of Irish law, the board may not effect such modification or amendment without such approval.
401(k) Plan
We maintain a defined contribution employee retirement plan for our U.S.-based employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Internal Revenue Code, so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Our 401(k) plan provides that each participant may contribute up to 100% of his or her pre-tax compensation, up to a statutory limit, which is $19,500 for 2021. Participants who are at least 50 years old can also make “catch-up” contributions, which in 2021 may be up to an additional $6,500 above the statutory limit. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee, subject to participants’ ability to give investment directions by following certain procedures. We generally match 100.0% of the first 3.0% of the employee’s voluntary contribution to the 401(k) plan and 50.0% of the next 2.0% contributed by the employee. Our 401(k) matching policy was temporarily suspended during a portion of 2020.
Tax and Accounting Considerations
Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid in any taxable year to each of certain of the Company’s current and former executive officers. Historically, compensation that qualified under Section 162(m) as performance-based compensation was exempt from the deduction limitation. However, subject to certain transition rules, the tax reform legislation signed into law on December 22, 2017 eliminated the qualified performance-based compensation exception. As a result, for taxable years beginning after December 31, 2017, all compensation in excess of $1 million paid in any taxable year to each of to the specified officers that is not covered by the transition rules will not be deductible by us. The board of directors has and will continue to review on a periodic basis the potential effect of Section 162(m) and may use its judgment to authorize compensation payments that may be in excess of the limit when it believes such payments are appropriate and in the best interests of our company and our shareholders.
Securities Authorized for Issuance under Equity Compensation Plans
The following table contains information about our equity compensation plans as of December 31, 2021. As of December 31, 2021, we had four equity compensation plans: the 2020 Share Incentive Plan, the 2017 Share Incentive Plan, the Stock Option Plan 2015 and the 2018 Employee Share Purchase Plan, each of which were approved by our shareholders. In addition, from time to time, the compensation committee grants inducement equity awards to individuals as an inducement material to the individual’s entry into employment with us within the meaning of Nasdaq Listing Rules, including pursuant to our 2021 Inducement Share Incentive Plan, or the Inducement Plan, that was adopted by our board of directors without shareholder approval. We also previously made such inducement awards pursuant to our 2019 Inducement Share Incentive Plan.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,673,170(1)	$27.07(3)	290,218(5)
Equity compensation plans not approved by security holders	465,045(2)	7.91(3)	128,120
Total	2,138,215	$20.46(3)(4)	418,338

(1)
Includes ordinary shares underlying awards outstanding under our 2020 Share Incentive Plan, 2017 Share Incentive Plan and our Stock Option Plan 2015.

(2)
Represents an option award and a performance-based restricted share unit award granted to Mr. Schroeder on July 25, 2018, as an inducement material to Mr. Schroeder’s acceptance of employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4) and other inducement awards made in accordance with Nasdaq Listing Rule 5635(c)(4) under our 2019 Inducement Share Incentive Plan and 2021 Inducement Share Incentive Plan.

(3)
Only share option awards were used in computing the weighted-average exercise price.

(4)
Includes ordinary shares available for issuance under our 2020 Share Incentive Plan and 2018 Employee Share Purchase Plan.

2021 Inducement Share Incentive Plan
On December 9, 2020, our board of directors adopted without shareholder approval the 2021 Inducement Share Incentive Plan, or the 2021 Inducement Plan and, subject to the adjustment provisions of the 2021 Inducement Plan, reserved 200,000 ordinary shares for issuance pursuant to equity awards granted under the 2021 Inducement Plan. In accordance with Nasdaq Listing Rule 5635(c)(4), awards under the 2021 Inducement Plan may only be made to individuals who were not previously employees or non-employee directors of the Company (or following such individuals’ bona fide period of non-employment with the Company), as an inducement material to the individuals’ entry into employment with the Company. In September 2021, our board of directors adopted an amendment to the 2021 Inducement Plan that increased the amount of shares reserved for issuance under the plan from 200,000 shares to 500,000 shares.
Options and SARs granted will be exercisable at such times and subject to such terms and conditions as the board may specify in the applicable option agreement; provided, however, that no option or SAR will be granted with a term in excess of ten years. The board will also determine the terms and conditions of restricted shares and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
Risk Considerations in Our Compensation Program
Our compensation committee has reviewed and evaluated the philosophy and standards on which our compensation plans have been developed and implemented across our company. It is our belief that our compensation programs do not encourage inappropriate actions or risk taking by our executive officers. We do not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on our company. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage management to assume excessive risks.
Director Compensation
The following table sets forth a summary of the compensation earned by the non-employee members of our board of directors for the year ended December 31, 2021.
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Share Awards ($)(2)	Total ($)
Daniel Burgess	89,509	24,185(3)	18,900(4)	132,594
Colin Broom	39,781	24,185(3)	18,900(4)	82,866
Lisa Dalton(5)	26,309	33,635(4)	18,900(4)	78,844
Charles Rowland, Jr.	60,396	24,185(3)	18,900(4)	103,481
Stephen Webster	68,917	24,185(3)	18,900(4)	112,002
Carrie Bourdow	49,364	24,185(3)	18,900(4)	92,449
Mark Corrigan(5)	27,370	33,635(6)	18,900(4)	79,905
George Talbot(7)	25,644	—	—	25,644

(1)
Fees earned consist of gross director retainer fees which were subject to income tax withholdings in Ireland.

(2)
The amounts reported in the “Option Awards” and “Share Awards” columns reflect the aggregate fair value of share-based compensation awarded during 2021 computed in accordance with the provisions of ASC Topic 718. See Note 10 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 regarding assumptions underlying the valuation of equity awards.

(3)
Represents the grant of an option to purchase 35,000 of our ordinary shares vesting with respect to all of the shares on the last date of the month of the first anniversary of the grant date.

(4)
Represents the grant of 17,500 RSUs vesting with respect to all of the shares on the last date of the month of the first anniversary of the grant date.

(5)
Lisa Dalton and Mark Corrigan joined as directors on June 2, 2021.

(6)
Represents the grant of an option to purchase 35,000 of our ordinary shares vesting with respect to all of the shares on the last date of the month of the first anniversary of the grant date, as well as the grant of an option to purchase 10,500 shares vesting on a monthly pro-rata basis over three years of the vesting period.

(7)
George Talbot resigned as a director on July 28, 2021.

Director Compensation Arrangements
Effective as of October 31, 2018, our board of directors adopted a non-employee director compensation policy, which provided for the following:

•
each new non-employee director receives an initial grant of an option to purchase 7,000 of our ordinary shares upon his or her initial election to the board of directors;

•
each non-employee director receives an annual grant of an option to purchase 3,500 of our ordinary shares on the date of our annual general meeting of shareholders;

•
each non-employee director receives an annual cash fee of $40,000;

•
the chairman of our board of directors receives an additional annual cash fee of $30,000;

•
each non-employee director who is a member of the audit committee receives an additional annual cash fee of $10,000 ($20,000 for the audit committee chair);

•
each non-employee director who is a member of the compensation committee receives an additional annual cash fee of $7,500 ($15,000 for the compensation committee chair); and

•
each non-employee director who is a member of the nominating and corporate governance committee receives an additional annual cash fee of $5,000 ($10,000 for the nominating and corporate governance committee chair).

On December 16, 2019, our board of directors approved an amendment to our non-employee director compensation policy. Effective as of December 16, 2019, the amendment increased the initial grant of an option to purchase our ordinary shares to new non-employee directors upon their initial election to the board of directors to 10,500 ordinary shares and increased the annual grant of an option to purchase our ordinary shares to 3,500 ordinary shares and 1,750 restricted stock units. Effective as of July 29, 2021, a subsequent amendment increased the initial grant of an option to purchase our ordinary shares to new non-employee directors upon their initial election to the board of directors to 105,000 ordinary shares and increased the annual grant of an option to purchase our ordinary shares to 35,00 ordinary shares and 17,500 restricted stock units. On January 28, 2022, our board of directors approved an additional amendment to our non-employee director compensation policy. Effective as of January 28, 2022, the subsequent amendment reduced the annual grant of an option to purchase our ordinary shares to 13,000 ordinary shares and 6,500 restricted stock units.
The share options to be granted to our non-employee directors under our non-employee director compensation policy have an exercise price equal to the fair market value of our ordinary shares on the date of grant and will expire ten years after the date of grant. The initial share options granted to newly elected director vest, subject to such director’s continued service on the board, over a three-year period on a monthly pro-rata basis at the end of each successive month following the date of the initial grant. The annual share options granted to directors will vest, subject to such director’s continued service on the board, fully on the last date of the month of the first anniversary of the grant date. The annual restricted share units awarded to directors will vest, subject to such director’s continued service on the board, fully on the last date of the month of the first anniversary of the grant date.
Under our non-employee director compensation policy, the annual cash fees are payable in arrears in four equal quarterly installments payable the week following the end of each quarter. Each non-employee director is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the board of directors and any committee on which he or she serves or otherwise in direct service of the Company.

AUDIT-RELATED MATTERS
Audit Committee Report
The audit committee of the board of directors reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2021 and discussed them with management and KPMG LLP, our independent registered public accounting firm.
Our audit committee received from, and discussed with, KPMG LLP various communications that KPMG LLP was required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
Our audit committee received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communications with us concerning independence and discussed with KPMG LLP its independence.
Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2021.
By the Audit Committee of the Board of Directors:
Daniel Burgess
Mark Corrigan
Stephen Webster
Audit Fees and Services
The following table sets forth, for each of the years indicated, the aggregate fees billed or expected to be billed to us for services rendered by KPMG LLP, or KPMG.
	Year Ended December 31,
(in thousands)	2021	2020
Audit Fees(1)	$813	$724
Audit Related Fees(2)	—	—
Tax Fees(3)	9	9
All Other Fees(4)	—	—

(1)
“Audit fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, our at-the-market facility and December 2020 public offering, and other professional services provided in connection with regulatory filings or engagements.

(2)
“Audit-Related Fees” consist of fees billed by KPMG for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. There were no such fees incurred in 2021 or 2020.

(3)
“Tax Fees” consist of fees for professional services, including tax consulting and compliance performed by KPMG.

(4)
There were no “other fees” incurred in 2021 or 2020.

Pre-Approval Policies and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to a de minimis exception in accordance with applicable SEC rules.
All of the services provided to us by KPMG during the last two fiscal years were approved by the audit committee.

MATTERS TO BE VOTED ON
Proposal 1:   Election of Directors
Based upon the recommendation of the nominating and corporate governance committee of our board of directors, our board of directors has nominated each of Daniel Burgess, Carrie Bourdow, Colin Broom, Steven Gelone, Charles A. Rowland, Jr., Theodore Schroeder, Stephen Webster, Mark Corrigan and Lisa Dalton for election as directors to serve until the 2023 Annual General Meeting. All nominees are presently directors and their biographies are provided above under “Corporate Governance — Board of Directors.”
Unless otherwise instructed in the proxy, all proxies will be voted “FOR” the election of each of the nominees identified above. Shareholders who do not wish their shares to be voted for any of the nominees may so indicate by voting “Against” the election of such nominee(s). Each of the nominees has indicated his or her willingness to serve on our board of directors, if elected. If any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by our board of directors. We do not contemplate that any of the nominees will be unable to serve if elected.
In order to be elected as a director, each nominee must receive the affirmative vote of a majority of the votes cast at the Annual General Meeting.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS.
Proposal 2:   To Ratify, in a Non-Binding Advisory Vote, the Selection of KPMG LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022 and to Authorize, in a Binding Vote, the Board of Directors, Acting Through the Audit Committee, to set the Auditor’s Remuneration
The audit committee of our board of directors has selected the firm of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. KPMG has served as our independent registered public accounting firm since May 30, 2017. Our board of directors is seeking shareholder ratification of the selection by the audit committee of KPMG to serve as our independent registered public accounting firm and the authorization of the board of directors, acting through the audit committee, to set the auditor’s remuneration. If this proposal is not approved at the AGM, our audit committee may reconsider this selection.
Representatives of KPMG are expected to be present in person or telephonically at the AGM and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from shareholders.
The affirmative vote of a majority of the votes cast at the AGM is required for this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022 AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO SET THE AUDITOR’S REMUNERATION.
Proposal 3:   To Approve an Amendment to of Our 2020 Share Incentive Plan, as amended
Why We Are Requesting Shareholder Approval of an Amendment to Our 2020 Share Incentive Plan, as amended
We are asking our shareholders to approve an amendment, which we refer to as the Plan Amendment, to the Nabriva Therapeutics plc 2020 Share Incentive Plan, as amended, which we refer to in this Proposal 3 as the 2020 Plan, to increase the number of shares available for issuance under the 2020 Plan. Our board of directors believes that our ability to execute our business plan depends on our ability to maintain a competitive position by attracting, retaining and motivating key personnel with experience and ability. The market for qualified personnel in our industry is highly competitive. Among the companies we compete with for talent are many early stage, private and venture-backed entities, as well as recently public and mature public companies. In each case, these companies offer equity incentives as a central and significant component of their compensation packages. The ability to grant equity awards is therefore critical to our ability to attract, retain and motivate top talent and is a key component of our compensation program. However, we do not currently have sufficient shares available for issuance under the 2020 Plan to make critical, market-based grants to our executives and other employees and non-employee directors.
The 2020 Share Incentive Plan was adopted by our board of directors on March 4, 2020, and amended by the board of directors, subject to shareholder approval, to increase the number of shares available for issuance under the 2020 Plan on April 29, 2020. The 2020 Plan was approved by our shareholders on July 29, 2020. On January 28, 2022, upon the recommendation of the compensation committee and subject to shareholder approval, our board of directors adopted the Plan Amendment solely to increase the number of shares available for issuance under the 2020 Plan by 7,000,000 shares, subject to adjustment in the event of share splits and other similar events. We refer to the 2020 Plan, as amended by the Plan Amendment, as the Amended 2020 Plan in this Proposal 3. Other than increasing the number of shares available for issuance, the Plan Amendment does not make any changes to the 2020 Plan.
We believe the features of the Amended 2020 Plan protect shareholder interests and are consistent with good corporate governance. Certain of these features are described in greater detail below under the heading “— Highlights of the Amended 2020 Plan.”
We have not adjusted any of the amounts in this Proposal 3 to reflect the effect of the proposed Reverse Stock Split described in Proposal 5 of this proxy statement. If the Reverse Stock Split Proposal is implemented, the number of our issued and outstanding ordinary shares will be reduced at a ratio to be determined by our board of directors within a range of 1-for-10 and 1-for-25. As of the effective time of the Reverse Stock Split, we would also adjust and proportionately decrease the number of our ordinary shares reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our ordinary shares. In addition, as of the effective time of the Reverse Stock Split, we would adjust and proportionately decrease the total number of our ordinary shares that may be the subject of the future grants under our share plans, including the 2020 Plan. For a more detailed summary of the proposed Reverse Stock Split, please refer to Proposal 5 of this proxy statement.
If shareholders approve the Plan Amendment, subject to adjustment in the event of share splits and other similar events, awards (any or all of which may be in the form of incentive share options) may be made under the Amended 2020 Plan for up to the sum of (1) 7,930,000 ordinary shares; plus (2) a number of ordinary shares (up to 1,092,548 ordinary shares) which is equal to the sum of the number of our ordinary shares that were available for grant under the 2017 Share Incentive Plan, as amended, which we refer to as the 2017 Plan, as of immediately prior to the 2020 Annual General Meeting of Shareholders and the number of ordinary shares subject to awards granted under the 2017 Plan and our Amended and Restated Stock Option Plan 2015, as amended, which we refer to as the 2015 Plan, that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right (subject, in the case of incentive share options, to any limitations under the Internal Revenue Code of 1986, as amended, which we refer to as the Code).
We and our board of directors understand that our equity-compensation needs must be balanced against the dilutive effect of such programs to our shareholders. Accordingly, the share pool increase being requested for the Amended 2020 Plan is the result of careful consideration of our projected annual equity awards to employees and our non-employee directors, employee recognition and promotion awards, awards to attract and retain new employees, our overhang and burn rate (both of which are discussed below) and an assessment of the magnitude of the increase that our shareholders would likely find acceptable. We believe that the size of the proposed increase to the share pool under the Amended 2020 Plan is reasonable and, if shareholder approval of the Plan Amendment is obtained at the AGM, we expect that the share pool under the Amended 2020 Plan will allow us to continue to grant equity awards at our historic rates for approximately two years, but this may vary based on changes in participation and our share price. An analysis of our “overhang” and “burn rate” appears below under the heading “— Information Regarding Overhang and Dilution.”

The following table describes the awards that are outstanding and the number of shares that remain available for issuance as of June 24, 2022 under our share incentive plans:
2017 Plan	• options to purchase an aggregate of 304,075 of our ordinary shares, with a weighted average remaining term of 6.6 years and a weighted average exercise price of $29.84 per share;
• 41,187 restricted share units, or RSUs, with a weighted average grant date fair value of $14.62 per share; and
• no ordinary shares available for future issuance.
2015 Plan	• options to purchase an aggregate of 160,205 of our ordinary shares, with a weighted average remaining term of 3.8 years and a weighted average exercise price of $80.17 per share; and
• no ordinary shares available for future issuance.
Inducement Grants (including under the 2019 Inducement Share Incentive Plan and the 2021 Inducement Share Incentive Plan)
•
options to purchase an aggregate of 477,045 of our ordinary shares that were granted as inducements were outstanding with a weighted average remaining term of 8.6 years and a weighted average exercise price of $7.72 per share; and

•
no ordinary shares available for future issuance under our 2019 Inducement Share Incentive Plan and 116,120 ordinary shares available for future issuance under our 2021 Inducement Share Incentive Plan.

2020 Plan	• options to purchase an aggregate of 418,730 of our ordinary shares, with a weighted average remaining term of 8.6 years and a weighted average exercise price of $4.72 per share;
• 839,938 RSUs, with a weighted average grant date fair value of $1.61 per share; and
• 77,683 ordinary shares available for future issuance.
In addition, as of June 24, 2022, (i) options to purchase an aggregate of 592,000 of our ordinary shares had been granted under the Amended 2020 Plan with an exercise price of $0.45 per share, which we refer to as the Contingent Options and (ii) 295,900 share-settled RSUs had been granted under the Amended 2020 Plan, which we refer to as the Contingent RSUs, each, subject to shareholder approval of the Plan Amendment. If shareholder approval of the Plan Amendment is not obtained at the AGM, the Contingent Options will convert automatically into cash-settled share appreciation rights, or SARs, and the Contingent RSUs will convert automatically into cash-settled RSUs.
The shares available for grant, if the Plan Amendment is approved, would facilitate our ability to continue to grant equity incentives which is vital to our ability to fully attract, engage and retain the highly skilled individuals required to support our retention and growth in the highly competitive labor markets in which we compete. The inability to do so could have an adverse impact on our business. Further, if the Plan Amendment is not approved, we may need to increase the cash compensation we offer our non-employee directors, officers and employees, which would reduce the cash resources we have allocated to meeting our business needs and objectives. We therefore strongly believe that the approval of the Plan Amendment is instrumental to our ability to operate our business.
The remainder of this Proposal 3 includes:
•
Highlights of the Amended 2020 Plan

•
Reasons Why Shareholders Should Approve the Plan Amendment

•
Information Regarding Overhang and Dilution; and

•
Description of the Amended 2020 Plan

Highlights of the Amended 2020 Plan
•
No Evergreen.   The Amended 2020 Plan does not provide for any automatic increase in the number of ordinary shares available for issuance under the Amended 2020 Plan.

•
No Liberal Share Recycling.   The Amended 2020 Plan prohibits the re-granting of (i) shares withheld or delivered to satisfy the exercise price of an award or to satisfy tax withholding obligations with respect to awards, (ii) shares that were subject to a SAR and were not issued upon the net settlement or net exercise of such award, or (iii) shares repurchased by the Company on the open market using proceeds from the exercise of an award.

•
No Repricing of Options or SARs.   The Amended 2020 Plan prohibits the direct or indirect repricing of share options or SARs without shareholder approval.

•
No Discounted Options or SARs.   All options and SARs must have an exercise or measurement price that is at least equal to the fair market value of the underlying ordinary share on the date of grant.

•
No Reload Options or SARs.   No options or SARs granted under the Amended 2020 Plan may contain a provision entitling the award holder to the automatic grant of additional options or SARs in connection with any exercise of the original option or SAR.

•
No Dividend Equivalents on Options or SARs.   No options or SARs granted under the Amended 2020 Plan may provide for the payment or accrual of dividend equivalents.

•
Dividends & Dividend Equivalents on Restricted Shares, RSUs and Other Share-Based Awards and Other Cash-Based Awards Not Paid Until Award Vests.   Any dividends or dividend equivalents granted with respect to restricted shares, RSUs or other share-based awards and other cash-based awards will be subject to the same restrictions on transfer and forfeitability as the award with respect to which they are granted.

•
Material Amendments Require Shareholder Approval.   Shareholder approval is required prior to an amendment to the Amended 2020 Plan that would (i) materially increase the number of shares authorized, (ii) expand the types of awards that may be granted, or (iii) materially expand the class of participants eligible to participate.

•
Limit Applicable to Non-Employee Directors.   The maximum value of shares subject to awards granted under the sub-plan of the Amended 2020 Plan in any fiscal year to an individual non-employee director may not exceed $500,000 in the case of an incumbent director or $1,000,000 in the case of a new director during his or her first year of service and the maximum amount of cash compensation paid in any fiscal year to any individual non-employee director may not exceed $175,000 in the case of an incumbent director or $225,000 in the case of the chairman of our board of directors. Exceptions to these limitations may only be made by a committee of our board of directors in extraordinary circumstances provided that the non-employee director receiving any additional compensation does not participate in the decision to award such compensation.

•
Administered by an Independent Committee.   The Amended 2020 Plan is administered by our compensation committee, which is made up entirely of independent directors.

Reasons Why Shareholders Should Approve the Plan Amendment
Incents, Retains and Motivates Talent.   It is critical to our ability to execute our business plan that we incent, retain and motivate the best talent in what is a tremendously competitive labor market. Our equity-based compensation program has always been and, if the Plan Amendment is approved, will continue to be a key component in our ability to pay market-competitive compensation to our employees.
Broad-based Eligibility for Equity Awards.   Our equity incentive program is broad-based, with all eligible employees in good standing receiving equity annually as part of our annual performance review based upon level, performance and contribution. Furthermore, since our board of directors typically grants awards to employees that generally vest over a four-year period, employees must generally remain with us in order to realize the potential benefits of their equity awards.
Aligns with our Pay-for-Performance Compensation Philosophy.   We believe that equity-based compensation is fundamentally performance-based. As the value of our shares appreciate, our employees receive greater compensation at the same time that our shareholders are receiving a greater return on their investment. Conversely, if the share price does not appreciate following the grant of an equity award, then our employees would not receive any compensation in respect of share options and they would receive reduced compensation in respect of RSUs.
Aligns Employee and Director Interests with Shareholder Interests.   Providing a significant portion of our employee and non-employee director compensation in the form of equity directly aligns the interests of those employees and directors with the interests of our shareholders. If the Plan Amendment is approved by shareholders, we will be able to continue granting equity-based incentives that foster this alignment between our employees and non-employee directors and our shareholders.
Consistent with Shareholder Interests and Sound Corporate Governance.   As described under the heading “Highlights of the Amended 2020 Plan” and more thoroughly below, the Amended 2020 Plan was purposefully designed to include features that we believe are consistent with the interests of our shareholders and sound corporate governance.
Information Regarding Overhang and Dilution
In developing our share request for the Plan Amendment and analyzing the impact of utilizing equity as a means of compensation on our shareholders, we considered both our “overhang” and our “burn rate”.
Overhang is a measure of potential dilution which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by the sum of (a) the total number of shares underlying all equity awards outstanding, (b) the total number of shares available for future awards and (c) the number of shares outstanding. As of June 24, 2022, there were 1,360,055 shares underlying all option awards outstanding, 881,125 shares underlying all RSU awards outstanding, 77,683 shares available for future award under the 2020 Plan, 116,120 shares available for future award under the 2021 Inducement Share Incentive Plan and the number of ordinary shares outstanding as of June 24, 2022 was 64,333,535. Accordingly, our overhang on June 24, 2022 was 3.6%. If the 7,000,000 additional shares proposed to be authorized for grant under the Amended 2020 Plan are included in the calculation, our overhang on June 24, 2022 would have been 12.8%.
Burn rate provides a measure of the potential dilutive impact of our equity award program which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2021, 2020 and 2019 calendar years as well as an average over those years.
Calendar Year	Awards Granted(1)	Basic Weighted Average Number of Ordinary Shares Outstanding	Gross Burn Rate(2)
2021	1,407,012	43,349,461	3.2%
2020	709,887	12,845,089	5.5%
2019	364,545	7,419,948	4.9%
Three-Year Average	827,148	21,204,832	3.9%

(1)
Awards granted includes shares subject to options and shares subject to RSU awards, in each case counted on a one-for-one basis.

(2)
“Gross burn rate” which we define as the number of equity awards granted in the year divided by the basic weighted average number of ordinary shares outstanding.

Description of the Amended 2020 Plan
The following summary of the Amended 2020 Plan is qualified in its entirety by reference to the 2020 Plan, as proposed to be amended by the Plan Amendment, a copy of which is attached as Appendix B. References to the board of directors in this summary includes the compensation committee of the board of directors or any similar committee appointed by the board of directors to administer the Amended 2020 Plan.

Types of Awards; Shares Available for Awards; Share Counting Rules
The Amended 2020 Plan allows for the issuance of incentive share options intended to qualify under Section 422 of the Code, nonstatutory share options, SARs, restricted shares, RSUs and other share-based awards and other cash-based awards, which we refer to collectively as awards. Subject to adjustment in the event of share splits, share dividends or similar events, awards (any or all of which may be in the form of incentive share options) may be made under the Amended 2020 Plan for up to the sum of (1) 7,930,000 ordinary shares; plus (2) a number of ordinary shares (up to 1,092,548 ordinary shares) which is equal to the sum of the number of our ordinary shares that were available for grant under the 2017 Plan as of immediately prior to the 2020 Annual General Meeting of Shareholders and the number of ordinary shares subject to awards granted under the 2017 Plan and the 2015 Plan that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right (subject, in the case of incentive share options, to any limitations under the Code).
The sub-plan adopted under the Amended 2020 Plan which governs the awards made under the Amended 2020 Plan to non-employee service providers, provides that the maximum value (calculated based on grant date fair value for financial reporting purposes) of shares subject to awards granted under the sub-plan in any fiscal year to any individual non-employee director may not exceed $500,000 in the case of an incumbent director or $1,000,000 in the case of a new director during his or her first year of service. In addition, the maximum amount of cash compensation paid in any fiscal year to any individual non-employee director may not exceed $175,000 in the case of an incumbent director or $225,000 in the case of the chairman of our board of directors. The committee of our board of directors may make exceptions to these limits for individual non-employee directors in extraordinary circumstances, as the committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
For purposes of counting the number of shares available for the grant of awards under the Amended 2020 Plan, all ordinary shares covered by SARs will be counted against the number of shares available for the grant of awards under the Amended 2020 Plan. However, SARs that may be settled only in cash will not be so counted, and if we grant an SAR in tandem with an option for the same number of ordinary shares and provide that only one such award may be exercised, which we refer to as a tandem SAR, only the shares covered by the option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Amended 2020 Plan.
Shares covered by awards under the Amended 2020 Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an SAR that was settleable either in cash or in ordinary shares actually being settled in cash) will again be available for the grant of awards under the Amended 2020 Plan (subject, in the case of incentive share options, to any limitations under the Code). In the case of the exercise of an SAR, the number of shares counted against the shares available for the grant of awards will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.
Ordinary shares that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase ordinary shares upon exercise of an award or to satisfy tax withholding obligations with respect to awards (including shares retained from the award creating the tax obligation) will not be added back to the number of shares available for the future grant of awards under the Amended 2020 Plan. Ordinary shares of ours repurchased by us on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards under the Amended 2020 Plan.
In connection with a merger or consolidation of an entity with us or our acquisition of property or shares of an entity, our board of directors may grant awards under the Amended 2020 Plan in substitution for any options or other shares or share-based awards granted by such entity or an affiliate thereof on such terms as our board of directors determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the Amended 2020 Plan. Any such substitute awards will not count against the overall share limit, except as required by Section 422 and related provisions of the Code.
Shares issued under the Amended 2020 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
Descriptions of Awards.
Options.   Optionees receive the right to purchase a specified number of our ordinary shares at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Incentive share options may only be granted to our employees, employees of our present or future parent or subsidiary corporations, and employees of any other entities the employees of which are eligible to receive “incentive share options” as defined in Section 422 of the Code. An option that is not intended to be an “incentive share option” is a “nonstatutory share option”. Options may not be granted at an exercise price that is less than 100% of the fair market value of our ordinary shares on the date of grant; provided, however, that if our board of directors approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our ordinary shares on such future date. Under present law, incentive share options may not be granted at an exercise price less than 110% of the fair market value of our ordinary shares on the date of grant in the case of incentive share options granted to optionees holding more than 10% of the total combined voting power of all classes of our shares or any of our subsidiaries. Under the terms of the Amended 2020 Plan, options may not be granted for a term of more than ten years (and, under present law, five years in the case of incentive share options granted to optionees holding greater than 10% of the total combined voting power of all classes of our shares or any of our subsidiaries). The Amended 2020 Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash, by check or, (ii) except as may otherwise be provided in the applicable option agreement or approved by our board of directors, in connection with a “cashless exercise” through a broker, (iii) to the extent provided in the applicable option agreement or approved by our board of directors, and subject to certain conditions, by delivery of ordinary shares to us owned by the participant valued at their fair market value, (iv) except for awards made to non-employee participants, to the extent provided in an applicable nonstatutory share option agreement or approved by our board of directors, by delivery of a notice of “net exercise” as a result of which we will retain a number of ordinary shares otherwise issuable pursuant to the share option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of an ordinary share of ours on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by our board of directors, by payment of any other lawful consideration as our board of directors may determine, or (vi) by any combination of these forms of payment. No option granted under the Amended 2020 Plan may contain any provision entitling the participant to the automatic grant of additional options in connection with the exercise of the original option nor may any option granted under the Amended 2020 Plan provide for the payment or accrual of dividend equivalents.
Share Appreciation Rights.   An SAR is an award entitling the holder, upon exercise, to receive a number of ordinary shares, or cash (or a combination of our ordinary shares and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of an ordinary share over the measurement price. The Amended 2020 Plan provides that the measurement price of an SAR may not be less than 100% of the fair market value of our ordinary shares on the date the SAR is granted (provided, however, that if our board of directors approves the grant of an SAR effective as of a future date, the measurement price may not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SAR granted under the Amended 2020 Plan may contain any provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR nor may any SAR granted under the Amended 2020 Plan provide for the payment or accrual of dividend equivalents.
Limitation on Repricing of Options and SARs.   With respect to options and SARs, unless such action is approved by our shareholders or otherwise permitted under the terms of the Amended 2020 Plan in connection with certain changes in capitalization and reorganization events, we may not (1) amend any outstanding option or SAR granted under the Amended 2020 Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (2) cancel any outstanding option or SAR (whether or not granted under the Amended 2020 Plan) and grant in substitution therefor new awards under the Amended 2020 Plan (other than certain substitute awards described above) covering the same or a different number of ordinary shares and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the canceled option or SAR, (3) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of an ordinary share of ours, or (4) take any other action under the Amended 2020 Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.
Restricted Shares.   Restricted shares entitle recipients to acquire ordinary shares, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Unless otherwise provided in the applicable award agreement, any dividend declared and paid by us with respect to restricted shares will be paid to the participant only if and when such shares become free from any applicable restrictions on transferability and forfeitability. No interest will be paid on any such dividend payments.
Restricted Share Units.   RSUs entitle the recipient to receive ordinary shares, or cash equal to the fair market value of such shares, or a combination of cash and shares, to be delivered at the time such award vests and settles pursuant to the terms and conditions established by our board of directors. Our board of directors may provide that settlement of an RSU will be deferred, on a mandatory basis or at the election of the participant in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. Our board of directors may provide that a grant of RSUs may provide the participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding ordinary shares. Any such dividend equivalents may be paid currently or credited to an account for the participant, may be settled in cash and/or ordinary shares and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are paid, in each case to the extent provided in the award agreement. No interest will be paid on any such dividend equivalents.
Other Share-Based Awards and Other Cash-Based Awards.   Under the Amended 2020 Plan, our board of directors may grant other awards of ordinary shares, and other awards that are valued in whole or in part by reference to, or are otherwise based on, ordinary shares or other property, having such terms and conditions as our board of directors may determine. We refer to these types of awards as other share-based awards. Other share-based awards may be available as a form of payment in settlement of other awards granted under the Amended 2020 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other share-based awards may be paid in ordinary shares or in cash, as our board of directors may determine. Our board of directors may also grant awards under the Amended 2020 Plan that are denominated in, or settled in, cash rather than in ordinary shares, having such terms and conditions as our board of directors may determine. We refer to these types of awards as other cash-based awards. The award agreement for an other share-based award or an other cash-based award may provide participants with the right to receive dividend equivalents. Such dividend equivalents may be paid currently or credited to an account for the participant, may be settled in cash and/or ordinary shares and will be subject to the same restrictions on transfer and forfeitability as the other share-based award or other cash-based award with respect to which it is paid, in each case to the extent provided in the award agreement. No interest will be paid on any such dividend equivalents.
Performance Awards.   Awards under the Amended 2020 Plan may be made subject to the achievement of performance goals. We refer to such awards as performance awards. For any such award, the board may specify that the degree of granting, vesting and/or payout of an award will be subject to the achievement of one or more objective performance measures, which will be based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles, or GAAP, or on a non-GAAP basis, as determined by our board of directors: net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, share price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives, total shareholder return or any other performance measure selected by our board of directors.
Such performance goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The board may specify that such performance measures will be adjusted to exclude any one or more of (i) non-recurring or unusual gains or losses, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, (v) fluctuation in foreign currency exchange rates, (vi) charges for restructuring and rationalization programs or (vii) any other adjustment determined by the board. Such performance measures (x) may vary by participant and may be different for different awards, (y) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the board, and (z) will be set by the board at such time as it may determine, in its discretion. The board may adjust upwards or downwards, the number of shares or cash payable pursuant to such a performance award, and the board may waive the achievement of applicable performance measures in any circumstance, including in the case of the death or disability of the participant or a change in control of us. In addition, the board may impose such other restrictions on performance awards as it may deem necessary or appropriate.
Transferability of Awards
Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by granted participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive share option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A, our board of directors may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if, with respect to such proposed transferee, we would be eligible to use a Form S-8 for the registration of the sale of the ordinary shares subject to such award under the Securities Act of 1933, as amended. Further, we are not required to recognize any such transfer until such time as the permitted transferee has, as a condition to such transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award. Nothing in the Amended 2020 Plan restricts a participant from making a transfer to us.
Eligibility to Receive Awards
All of our employees and officers, as well as our consultants, advisors and non-employee directors pursuant to the terms of a sub-plan established under the Amended 2020 Plan, are eligible to receive awards under the Amended 2020 Plan. However, incentive share options may only be granted to our employees, employees of our present or future parent or subsidiary corporations, and employees of any other entities the employees of which are eligible to receive incentive share options under the Code.
Plan Benefits
As of June 24, 2022, approximately 98 persons were eligible to receive awards under the 2020 Plan, including the Company’s 76 employees (excluding officers), 5 officers (all of whom are also employees), 7 non-employee directors, 10 consultants and no advisors.
The granting of awards under the Amended 2020 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group other than as set forth below. We intend to grant each of our non-employee directors an option to purchase 13,000 shares and an award of 6,500 RSUs in 2022 under the terms of our non-employee director compensation policy. In addition, subject to shareholder approval of the Plan Amendment, the board of directors intends to grant to each of Lisa Dalton and Mark Corrigan, whom joined our board of directors in June 2021, an option to purchase 94,500 of our ordinary shares. The purpose of the intended grant is to provide the directors with option awards over an aggregate of 105,000 ordinary shares, when taken together with the option award for 10,500 ordinary shares that each received upon their initial election to our board of directors in June 2021, which is the amount of the option award that each would have received had they been elected in July 2021 under our non-employee director compensation policy then in effect. Based upon our current non-employee director compensation policy, future awards of options to purchase shares and awards of RSUs will be made to non-employee directors in years subsequent to 2022, but our non-employee director compensation program is updated from time-to-time and, as such, awards under such program are not currently determinable beyond 2022. In addition, on January 28, 2022 our board of directors granted (i) options to purchase an aggregate of 592,000 ordinary shares under the Amended 2020 Plan to six employees, including our named executive officers and (ii) an aggregate of 295,900 share-settled RSUs under the Amended 2020 Plan to six employees, including our named executive officers, subject to our receipt of shareholder approval of the Plan Amendment. If shareholder approval of the Plan Amendment is not obtained at the AGM, the Contingent Options will convert automatically into cash-settled SARs and the Contingent RSUs will convert automatically into cash-settled RSUs.
Name and Position	Number of Ordinary Shares Subject to Options	Dollar Value ($)	Number of Ordinary Shares Underlying RSUs
Named Executive Officers:
Theodore Schroeder Chief Executive Officer	239,800(1)	—	119,900(2)
Steven Gelone President and Chief Operating Officer	93,400(1)	—	46,700(2)
Daniel Dolan Chief Financial Officer	83,200(1)	—	41,600(2)
All current executive officers, as a group	551,100(1)	—	275,500(2)
All current directors who are not executive officers, as a group (3)	280,000	—	45,000
All employees, including all current officers who are not executive officers, as a group	40,900	—	20,400

(1)
Each of these option awards has a grant date of January 28, 2022 and will vest over a four-year period beginning on the date of grant. Twenty-five percent (25%) of each option award will vest on the one (1) year anniversary of the date of grant and the remaining seventy-five percent (75%) of each option award will vest on a monthly pro-rata basis over the remaining vesting period. The exercise price per share for these share option awards was the closing sale price of our ordinary shares on the Nasdaq Global Select Market on the grant date. Each of the option awards is subject to such officer’s continued employment with us and the other terms and conditions under the 2020 Plan. If shareholder approval of the Plan Amendment is not obtained, these options will remain outstanding and will convert into cash-settled share appreciation rights.

(2)
Each of these RSUs has a grant date of January 28, 2022 and will vest in equal annual installments over four years with the first installment vesting on January 28, 2023. Each of the RSU awards is subject to such officer’s continued employment with us and the other terms and conditions under the 2020 Plan. If shareholder approval of the Plan Amendment is obtained, each of these RSUs will represent a contingent right to receive one ordinary share. If shareholder approval of the Plan Amendment is not obtained, each of these RSUs will represent the right to receive the economic equivalent of one ordinary share in cash on the applicable vesting date.

(3)
Represents the intended (i) share option award to purchase 94,500 of our ordinary shares to each of Lisa Dalton and Mark Corrigan and (ii) annual share option and RSU awards to be granted in 2022 to each non-employee director. Under our non-employee director compensation policy, each non-employee director will receive an annual grant of an option to purchase 13,000 shares and 6,500 RSUs. The share options to be granted to our non-employee directors under our non-employee director compensation policy have an exercise price equal to the fair market value of our ordinary shares on the date of grant and will expire ten years after the date of grant. The annual share options granted to directors will vest, subject to such director’s continued service on the board, fully on the last date of the month of the first anniversary of the grant date. The annual RSUs awarded to directors will vest, subject to such director’s continued service on the board, fully on the last date of the month of the first anniversary of the grant date. Excludes (i) options and RSUs that the non-employee directors will be entitled to receive under our non-employee director compensation policy for subsequent years following 2022 and (ii) any discretionary awards that any non-employee director may be awarded under the Amended 2020 Plan.
On June 24, 2022, the last reported sale price of our ordinary shares at the close of business on the Nasdaq Global Market was $0.204. Based solely on the last reported sale price of our ordinary shares on Nasdaq on June 24, 2022, and the maximum number of shares that would have been available for awards under the Amended 2020 Plan as of June 24, 2022, taking into account the approval of the Plan Amendment described herein, the maximum aggregate market value of the ordinary shares that could potentially be issued under the Amended 2020 Plan is $1.7 million.
Awards Granted under the 2020 Plan
Since adoption of the 2020 Plan through June 24, 2022, the following number of equity awards have been granted to the individuals and groups described in the table below:
Name and Position	Number of Ordinary Shares Subject to Options Granted	Number of Ordinary Shares Underlying RSUs Granted
Named Executive Officers:
Theodore Schroeder Chief Executive Officer	308,550	237,400
Steven Gelone President and Chief Operating Officer	147,650	391,522
Daniel Dolan Chief Financial Officer	83,200	41,600
Each Nominee for Election as a Director that Is Not a Named Executive Officer:
Daniel Burgess	38,500	19,250
Colin Broom	38,500	19,250
Carrie Bourdow	38,500	19,250
Lisa Dalton	45,500	17,500
Charles A. Rowland Jr.	38,500	19,250
Stephen Webster	38,500	19,250
Mark Corrigan	45,500	17,500
Each other person who received 5% of options or rights granted under the 2020 Plan, if any	134,700	67,300
Each associate of our directors, executive officers or nominees	—	—
All current executive officers, as a group (5 individuals)	674,100	697,822
All current directors who are not executive officers, as a group	283,500	122,500
All employees, including all current officers who are not executive officers, as a group	120,205	446,962
Administration
The Amended 2020 Plan will be administered by our board of directors. Our board of directors has the authority to grant awards, to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended 2020 Plan that it deems advisable and to construe and interpret the provisions of the Amended 2020 Plan and any award agreements entered into under the Amended 2020 Plan. Our board of directors may correct any defect, supply any omission or reconcile any inconsistency in the Amended 2020 Plan or any award. All actions and decisions by our board of directors with respect to the Amended 2020 Plan and awards made under the Amended 2020 Plan will be made in our board of directors’ discretion and will be final and binding on all persons having or claiming any interest in the Amended 2020 Plan or in any award. To the extent permitted by applicable law, our board of directors may delegate any or all of its powers under the Amended 2020 Plan to one or more committees or subcommittees of our board of directors.
In addition, subject to any requirements of applicable law, our board of directors may delegate to one or more of our officers the power to grant awards (subject to any limitations under the Amended 2020 Plan) to our employees or officers and to exercise such other powers under the Amended 2020 Plan as our board of directors may determine. Our board will fix the terms of any awards to be granted by such officers, the maximum number of shares subject to awards that the officers may grant, and the time period in which such awards may be granted. No officer will be authorized to grant awards to any “executive officer” of ours (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, or, the Exchange Act) or to any “officer” of ours (as defined by Rule 16a-1 under the Exchange Act).
Notwithstanding the foregoing, awards made under the Amended 2020 Plan to non-employee directors will be granted and administered by a committee, all of the members of which are independent directors as defined by 5605(a)(2) of the Nasdaq Marketplace Rules.
Subject to any applicable limitations contained in the Amended 2020 Plan (including with respect to performance awards), our board of directors generally selects the recipients of awards and determines the following with respect to such awards:
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the number of ordinary shares, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards becomes exercisable or otherwise vest;

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the exercise or measurement price of awards, if any;

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the duration of awards; and

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the effect on awards of a change in control of us.

Except as otherwise provided by the Amended 2020 Plan, each award under the Amended 2020 Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our board of directors need not treat participants uniformly. Our board will determine the effect on an award of the disability, death, termination or other cessation of employment, office or services, authorized leave of absence or other change in the employment or other status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights, or receive any benefits, under the award.
Notwithstanding any other provision of the Amended 2020 Plan, (a) we are not obliged to issue any ordinary shares pursuant to an award unless at least the par value of such newly issued ordinary share has been fully paid in advance in accordance with all applicable law (which requirement may mean the holder of an award is obliged to make such payment) and (b) we are not obligated to deliver any ordinary shares pursuant to the Amended 2020 Plan or to remove restrictions from shares previously issued or delivered under the Amended 2020 Plan until (i) all conditions of the award have been met or removed to our satisfaction, (ii) in the opinion of our counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the participant has executed and delivered to us such representations or agreements as we may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
Our board of directors may at any time provide that any award granted under the Amended 2020 Plan shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

In the event of any alternation or reorganization whatsoever taking place in our capital structure whether by way of share split, reverse share split, share dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our ordinary shares, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our board of directors, to (i) the number and class of securities available under the Amended 2020 Plan, (ii) the share counting rules, (iii) the number and class of securities and exercise price per share of each outstanding option, (iv) the share- and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted shares, and (vi) the share-and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each other share-based award.
We will, subject to applicable law and the terms of our constitutional documents, indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the Amended 2020 Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our board of directors’ approval) arising out of any act or omission to act concerning the Amended 2020 Plan unless arising out of such person’s own fraud or bad faith.
In accepting an award granted under the Amended 2020 Plan, a participant agrees to be bound by any clawback policy that we have in effect or may adopt in future.
Amendment of Awards.   Except as otherwise provided under the Amended 2020 Plan with respect to repricing outstanding share options or SARs, our board of directors may amend, modify or terminate any outstanding award, including but not limited to, substituting the award for another award of the same or a different type, changing the date of exercise or realization, and converting an incentive share option to a nonstatutory share option, provided that the participant’s consent to any such action will be required unless our board of directors determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the Amended 2020 Plan or the change is otherwise permitted under the terms of the Amended 2020 Plan in connection with a change in capitalization or reorganization event.
Reorganization Events
The Amended 2020 Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the Amended 2020 Plan as (a) any merger or consolidation of us with or into another entity as a result of which all of our ordinary shares are converted into or exchanged for the right to receive cash, securities or other property, or are cancelled, (b) any transfer or disposition of all of our ordinary shares for cash, securities or other property pursuant to a share exchange or other transaction or (c) our liquidation or dissolution; any one of which, (a), (b) or (c), may be effected pursuant to the laws of the Republic of Ireland.
Consequences of Reorganization Event on Awards Other than Restricted Shares.   Under the Amended 2020 Plan, if a reorganization event occurs, our board of directors may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted shares on such terms as our board of directors determines (except to the extent specifically provided otherwise in an applicable award agreement or another agreement between a participant and us): (1) provide that such awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (2) upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited immediately prior to the consummation of such reorganization event and/or that all of the participant’s unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (3) provide that outstanding awards will become exercisable, realizable, or deliverable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such reorganization event, (4) in the event of a reorganization event under the terms of which holders of our ordinary shares will receive, upon consummation thereof, a cash payment for each share surrendered in the reorganization event, which we refer to as the Acquisition Price, make or provide for a cash payment to participants with respect to each award held by a participant equal to (A) the number of ordinary shares subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, (5) provide that, in connection with our liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (6) any combination of the foregoing. Our board of directors is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically.
The Amended 2020 Plan also provides, however, that for RSUs that are subject to Section 409A of the Code: (A) if the applicable RSU agreement provides that the RSUs will be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the reorganization event constitutes such a “change in control event,” then no assumption or substitution of the RSU will be permitted, and the RSUs will instead be settled in accordance with the terms of the applicable RSU agreement; and (B) our board of directors may only undertake the actions set forth in clauses (3), (4) or (5) above if the reorganization event is a “change in control event” as so defined under the Treasury Regulation and such action is permitted or required by Section 409A of the Code. If the reorganization event does not constitute a “change in control event” as defined in the Treasury Regulation or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (1) above, then the unvested RSUs will terminate immediately prior to the consummation of the reorganization event without any payment in exchange for the RSUs.
Consequences of Reorganization Event on Restricted Shares.   Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted shares will inure to the benefit of our successor and will, unless our board of directors determines otherwise, apply to the cash, securities or other property which our ordinary shares were converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted shares. However, our board of directors may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted shares or any other agreement between a participant and us, either initially or by amendment, or provide for forfeiture of such restricted shares if issued at no cost. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted shares or any other agreement between the participant and us, all restrictions and conditions on all restricted shares then outstanding will automatically be deemed terminated or satisfied.
Authorization of Sub-Plans
Our board of directors may from time to time establish one or more sub-plans under the Amended 2020 Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. Our board of directors will establish such sub-plans by adopting supplements to the Amended 2020 Plan containing any limitations on our board of directors’ discretion under the Amended 2020 Plan or any additional terms and conditions not otherwise inconsistent with the Amended 2020 Plan that our board of directors deems necessary or desirable. All supplements adopted by our board of directors will be deemed to be part of the Amended 2020 Plan, but each supplement will apply only to participants within the affected jurisdiction.
Amendment or Termination
No awards may be granted under the Amended 2020 Plan after July 28, 2030, but awards previously granted may extend beyond that date. Our board of directors may amend, suspend or terminate the Amended 2020 Plan or any portion thereof at any time, except that (i) no amendment that would require shareholder approval under the rules of the national securities exchange on which we then maintain our primary listing may be made effective unless and until such amendment has been approved by our shareholders and (ii) if the national securities exchange on which we then maintain our primary listing does not have rules regarding when shareholder approval of amendments to equity compensation plans is required (or if our ordinary shares are not then listed on any national securities exchange), then no amendment to the Amended 2020 Plan

(A) materially increasing the number of shares authorized under the Amended 2020 Plan (other than pursuant to terms of the Amended 2020 Plan), (B) expanding the types of awards that may be granted under the Amended 2020 Plan, or (C) materially expanding the class of participants eligible to participate in the Amended 2020 Plan will be effective unless and until our shareholders approve such amendment. If at any time the approval of our shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive share options, our board of directors may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Amended 2020 Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under Amended 2020 Plan at the time the amendment is adopted, provided that our board of directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Amended 2020 Plan.
If shareholders do not approve the Amended 2020 Plan, no additional shares will be made available for grant under the Plan Amendment. In this event, the board of directors will consider whether to adopt alternative arrangements based on its assessment of our needs.
Federal Income Tax Consequences
The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended 2020 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws or assumptions could alter the tax consequences described below.
Incentive Share Options
A participant will not have income upon the grant of an incentive share option. Also, except as described below, a participant will not have income upon exercise of an incentive share option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Share Options.” The exercise of an incentive share option may subject the participant to the alternative minimum tax.
A participant will have income upon the sale of the shares acquired under an incentive share option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the shares. If a participant sells the shares more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the shares prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the shares for more than one year and otherwise will be short-term. If a participant sells the shares at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.
Nonstatutory Share Options
A participant will not have income upon the grant of a nonstatutory share option. A participant will have compensation income upon the exercise of a nonstatutory share option equal to the fair market value of the shares on the day the participant exercised the option less the exercise price. Upon sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the shares on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.
Share Appreciation Rights
A participant will not have income upon the grant of an SAR. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any shares received. Upon the sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.
Restricted Shares
A participant will not have income upon the grant of restricted shares unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the fair market value of the shares less the purchase price, if any. When the shares are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the shares on the date of grant. If the participant does not make a Section 83(b) election, then when the shares vest the participant will have compensation income equal to the fair market value of the shares on the vesting date less the purchase price, if any. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the shares on the vesting date. Any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.
RSUs
A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When shares are delivered with respect to the RSUs (which may be upon vesting or may be at a later date), the participant will have income on the settlement date in an amount equal to the fair market value of the shares on such date less the purchase price, if any. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the settlement date. Any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.
Other Share-Based Awards and Other Cash-Based Awards
The tax consequences associated with any other share-based award or any other cash-based award granted under the Amended 2020 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying ordinary shares.
Tax Consequences to Us
There will be no tax consequences to us with respect to awards made under the Amended 2020 Plan, except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2020 SHARE INCENTIVE PLAN, AS AMENDED, BY VOTING FOR PROPOSAL 3.
Proposal 4:   Advisory Vote on Named Executive Officer Compensation
We are providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which we refer to as the Dodd-Frank Act, which added Section 14A to the Exchange Act.
Our executive compensation programs are designed to attract, motivate and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our short-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our shareholders.
The “Executive and Director Compensation” section of this proxy statement describes in detail our executive compensation programs and the decisions made by our compensation committee and board of directors. Highlights of our executive compensation program include the following:
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Competitive, market-based salaries, with annual adjustments;

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Cash bonuses, payable at the discretion of board and assessed on individual and company performance on an annual basis; and

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Equity awards to incentivize long-term value creation.

As we describe in the “Executive and Director Compensation” section, our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and seeks to align the interests of our executives with our shareholders. The board believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.
Our board of directors is asking shareholders to approve a non-binding advisory vote on the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this proxy statement, is hereby approved.”
As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not (1) overrule any decision by the Company or the board of directors (or any committee thereof), (2) create or imply any change to the fiduciary duties of the Company or the board of directors (or any committee thereof), or (3) create or imply any additional fiduciary duties for the Company or the board of directors (or any committee thereof). However, our compensation committee and board value the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS BY VOTING FOR PROPOSAL 4.
Proposal 5:   To Approve a Reverse Stock Split
Background to and Reasons for the Reverse Stock Split Proposal
Our board of directors is seeking approval for a reverse stock split with the primary purpose of increasing the price of our ordinary shares in order to meet the price criteria for continued listing on the Nasdaq Stock Market, or Nasdaq, if our board of directors determines that it is necessary to do so by implementing a reverse stock split.
On January 4, 2022, we received written notice from Nasdaq, notifying us that, for the previous 30 consecutive business days, the bid price for our ordinary shares had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5450(a)(1), or the Bid Price Rule. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have a period of 180 calendar days (the “Initial Compliance Period”), or until July 5, 2022, to regain compliance with the Bid Price Rule. To regain compliance during the Initial Compliance Period, the closing bid price of our ordinary shares will have to be at least $1.00 per share for a minimum of 10 consecutive business days. We have determined that we will not regain compliance with the Bid Price Rule during the Initial Compliance period.
In accordance with Nasdaq rules, we have sought an additional 180-day period, or the Extended Compliance Period, or until January 2, 2023, or the Extended Compliance Date, in which to regain compliance with the Bid Price Rule, which requires that we transfer the listing of our ordinary shares to the

Nasdaq Capital Market, meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the Bid Price Rule, and provide written notice to Nasdaq, which we delivered on June 23, 2022, of our intention to cure the deficiency during the Extended Compliance Period, by effecting a reverse share split, if necessary.
If we are granted an Extended Compliance Period and do not regain compliance with the Bid Price Rule by the Extended Compliance Date, Nasdaq will provide written notification to us that our ordinary shares may be delisted. At that time, we may appeal Nasdaq’s delisting determination to a Nasdaq Listing Qualifications Panel, or the Panel. We expect that our ordinary shares would remain listed pending the Panel’s decision. There can be no assurance that, if we do appeal the delisting determination by Nasdaq to the Panel, such appeal would be successful.
In the event we are delisted from Nasdaq, the only established trading market for our ordinary shares would be eliminated and we would be forced to list our shares on the OTC Markets or another quotation medium, depending on our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would likely find it more difficult to trade, or to obtain accurate price quotations for, our shares. Delisting would likely also reduce the visibility, liquidity and value of our ordinary shares, including as a result of reduced institutional investor interest in our company, and may increase the volatility of our ordinary shares. Delisting could also cause a loss of confidence of potential industry partners, lenders and employees, which could further harm our business and our future prospects. We believe that effecting a reverse stock split may, if necessary, help us avoid delisting from Nasdaq and any resulting consequences.
Accordingly, on January 28, 2022, our board of directors unanimously approved a shareholder proposal to approve a reverse stock split of our share capital by way of the consolidation of a number of ordinary shares that is not less than 10 ordinary shares and not more than 25 ordinary shares into one ordinary share of such nominal value as is proportionate to the consolidation ratio (as determined by our board of directors in its absolute discretion), which nominal value shall not be less than $0.10 each (nominal value) and not more than $0.25 each (nominal value) in the capital of the Company, and the subsequent immediate reduction in the nominal value of each of the authorized but unissued and authorized and issued ordinary shares from the aforementioned nominal value (as reflects the share consolidation ratio chosen by the board of directors) to $0.01 each, or the Reverse Stock Split. The implementation of the Reverse Stock Split is subject to and conditional upon our board of directors determining, in its sole discretion, that a reverse stock split is necessary for us to comply with the Bid Price Rule (with the consolidation ratio to be determined in the discretion of our board of directors within the parameters described). If we have regained compliance with the Bid Price Rule within the time permitted by Nasdaq, for example, due to the increase in our share price for a minimum of 10 consecutive business days on or before the Extended Compliance Date, our board of directors may still determine to implement the Reverse Stock Split if it considers that it would be necessary to do so in order to maintain compliance with the Bid Price Rule. However, in no event will the Reverse Stock Split occur after the date of our annual general meeting of shareholders in 2023. If our board of directors does not determine that a reverse stock split is necessary for us to comply with the Bid Price Rule prior to the date of our annual general meeting of shareholders in 2023, our board of directors will be deemed to have abandoned the Reverse Stock Split.
In addition to enabling us to comply with the Bid Price Rule, our board of directors believes that, if the Reverse Stock Split is implemented, the expected increased share price could encourage investor interest and improve the marketability of our ordinary shares to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced shares or tend to discourage individual brokers from recommending low-priced shares to their customers. Additionally, because brokers’ commissions on low-priced shares generally represent a higher percentage of the share price than commissions on higher-priced shares, the current share price of our ordinary shares may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our board of directors believes that the higher share price that may result from the Reverse Stock Split, if implemented, could enable institutional investors and brokerage firms with such policies and practices to invest in our ordinary shares.

Although we expect that the Reverse Stock Split, if implemented, will result in an increase in the market price of our ordinary shares, the Reverse Stock Split may not result in a permanent increase in the market price of our ordinary shares, which would be dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC.
In evaluating the Reverse Stock Split Proposal, our board of directors has taken into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. In recommending the Reverse Stock Split Proposal, our board of directors determined that these potential negative factors were significantly outweighed by the potential benefits.
OUR BOARD OF DIRECTORS MAY DECIDE NOT TO PROCEED TO IMPLEMENT THE REVERSE STOCK SPLIT IN ITS SOLE DISCRETION AND WITHOUT FURTHER SHAREHOLDER APPROVAL.
Certain Risks Associated with the Reverse Stock Split
There can be no assurance that the total market capitalization of our ordinary shares after the proposed Reverse Stock Split, if implemented, will be equal to or greater than the total market capitalization before the proposed Reverse Stock Split or that the per share market price of our ordinary shares following the proposed Reverse Stock Split will increase in proportion to the reduction in the number of our ordinary shares outstanding in connection with the proposed Reverse Stock Split. Also, we cannot assure you that the proposed Reverse Stock Split, if implemented, would lead to a sustained increase in the trading price of our ordinary shares. The trading price of our ordinary shares may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions and the market perception of our business. You should also keep in mind that the proposed Reverse Stock Split, if implemented, will not have an effect on the actual or intrinsic value of our business or a shareholder’s proportional ownership in our company (subject to the treatment of fractional shares). However, should the overall value of our ordinary shares decline after the proposed Reverse Stock Split, if implemented, then the actual or intrinsic value of the ordinary shares held by you will also proportionately decrease as a result of the overall decline in value.
Further, the liquidity of our ordinary shares may be harmed by the proposed Reverse Stock Split, if implemented, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the expected increase in share price as a result of the Reverse Stock Split is not sustained. For instance, the proposed Reverse Stock Split, if implemented, may increase the number of shareholders who own odd lots (less than 100) of our ordinary shares, creating the potential for such shareholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales. If the Reverse Stock Split is implemented, the resulting per-share price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our ordinary shares may not improve.
While our board of directors has proposed the Reverse Stock Split Proposal for the purpose of enabling us to bring or maintain the price of our ordinary shares above $1.00 per share in order to comply with the requirements for the continued listing of our ordinary shares on Nasdaq, if the Reverse Stock Split is implemented, there is no guarantee that the price of our ordinary shares will not decrease in the future, or that our ordinary shares will remain in compliance with Nasdaq listing standards. Additionally, there can be no guarantee that the closing bid price of our ordinary shares will remain at or above $1.00 for 10 consecutive trading days, whether following the implementation of the Reverse Stock Split or otherwise, which is required to cure our current Nasdaq listing standard deficiency.
Effect of the Reverse Stock Split
If the Reverse Stock Split Proposal is approved by our shareholders and our board of directors determines that it is necessary to implement the Reverse Stock Split for us to comply with the Bid Price Rule, with effect from implementation of the Reverse Stock Split, the number of our authorized and issued ordinary shares will be reduced in proportion to the consolidation ratio to be determined in the discretion of our board of directors within the parameters described. As of the effective time of the Reverse Stock Split, we would also adjust and proportionately decrease the number of our ordinary shares reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our ordinary shares. In addition, as of the effective time of the Reverse Stock Split, we would adjust and proportionately decrease the total number of our ordinary shares that may be the subject of the future grants under our share plans. The proposed Reverse Stock Split, if implemented, would also proportionately reduce the number of authorized and unissued ordinary shares under our memorandum and articles of association. Following the implementation of the Reverse Stock Split, we would be required to file an amended memorandum and articles of association with the Irish Companies Registration Office to reflect the Reverse Stock Split. The amended memorandum and articles of association, to reflect the Reverse Stock Split, if implemented, is attached to this proxy statement as Appendix A.
The Reverse Stock Split would, if implemented, be effected simultaneously for all of our issued and outstanding ordinary shares. The Reverse Stock Split would affect all of our shareholders uniformly and would not change any shareholder’s percentage ownership interest in our company, except to the extent that the Reverse Stock Split results in any of our shareholders owning fractional shares. We will not issue any fractional shares as a result of the Reverse Stock Split and in lieu thereof, to the extent that we have the ability to aggregate and sell such shares on the market (see further below under “— Fractional Shares”), any shareholders that would otherwise be entitled to receive a fractional share will be entitled to receive a cash payment in an amount equal to the net cash proceeds attributable to the sale of such fractional entitlement following the aggregation and sale by us on behalf of each of the relevant shareholders of all of our ordinary shares that they would otherwise be entitled to receive, on the basis of prevailing market prices at such time. The Reverse Stock Split, if implemented, would not change the rights attaching to our ordinary shares. The Reverse Stock Split, if implemented, is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Following the Reverse Stock Split, if implemented, we would continue to be subject to the periodic reporting requirements of the Exchange Act.
After the effective time of the Reverse Stock Split, if implemented, our ordinary shares will have a new Committee on Uniform Securities Identification Procedures, CUSIP, number, which is a number used to identify our equity securities, and share certificates with the older CUSIP numbers (if any) will need to be exchanged for share certificates with the new CUSIP numbers by following the procedures described below.
The following table sets forth the range of (1) the number of our ordinary shares that would be authorized and issued, (2) the number of our ordinary shares that would be reserved for issuance pursuant to outstanding options, warrants and restricted stock units, and (3) the weighted-average exercise price of outstanding options and warrants, assuming the Reverse Stock Split were implemented, as of June 24, 2022, at ratios of 1-for-10, 1-for-17 and 1-for-25, which reflect the low end, middle and high end of the range of Reverse Stock Split ratios our shareholders are being asked to approve.
	Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-10	Reverse Stock Split Ratio of 1-for-17	Reverse Stock Split Ratio of 1-for-25
Number of Ordinary Shares Authorized and Issued	64,333,535	6,433,354	3,784,326	2,573,341
Number of Ordinary Shares Reserved for Issuance Pursuant to Outstanding Options, Warrants and Restricted Stock Units	8,800,995	880,100	517,706	352,040
Weighted-Average Exercise Price of Outstanding Options and Warrants	$8.35	$83.54	$142.02	$208.85
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Reverse Stock Split Proposal, except to the extent of their ownership of our ordinary shares and securities convertible or exercisable for our ordinary shares, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split Proposal as all of our other outstanding ordinary shares and securities convertible into or exercisable for our ordinary shares.
Authorized Share Capital
At the date of this proxy statement, our authorized share capital is €25,000 and $4,000,000 divided into 25,000 Euro Deferred Shares of €1.00 each, 300,000,000 Ordinary Shares of $0.01 each and 100,000,000 Preferred Shares of $0.01 each. If the Reverse Stock Split Proposal is approved and our board of directors determines, in its sole discretion, that a reverse stock split is necessary for us to comply with the Bid Price Rule, following implementation of the Reverse Stock Split at a ratio to be determined by our board of directors, the number of ordinary shares of our authorized share capital would decrease by between approximately 270,000,000 ordinary shares and 288,000,000 ordinary shares depending on the ratio determined by our board of directors in its absolute discretion. Consequently, our authorized share capital would be €25,000 and between approximately $1,120,000 and $1,300,000 divided into 25,000 Euro Deferred Shares of €1.00 each, between approximately 12,000,000 ordinary shares and 30,000,000 ordinary shares of $0.01 each and 100,000,000 Preferred Shares of $0.01 each. The Reverse Stock Split, if implemented, will not change the number of authorized Preferred Shares or Euro Deferred Shares.
Procedure for Effecting a Reverse Stock Split and Exchange of Share Certificates
If shareholders approve the Reverse Stock Split Proposal, and our board of directors determines, in its sole discretion, that a reverse stock split is necessary for us to comply with the Bid Price Rule, we will publicly announce our intention to proceed with the Reverse Stock Split. Such announcement will specify the effective time and date of the Reverse Stock Split and the number of ordinary shares which will be consolidated into one ordinary share for the purpose of effecting the Reverse Stock Split. Beginning at the effective time, each certificate representing ordinary shares will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Stock Split.
Following the effective time of the Reverse Stock Split, if implemented, shareholders holding physical certificates would need to exchange those certificates. As we are now fully participating in the direct registration system, you will not receive a replacement physical certificate. Instead, you will receive uncertificated shares and a written confirmation from our transfer agent, Computershare Trust Company, N.A., indicating the whole number of uncertificated shares you own after the effect of the Reverse Stock Split and a cash payment in lieu of any fractional shares. Our ordinary shares will also receive a new CUSIP number.
If the Reverse Stock Split is implemented, our transfer agent will advise registered shareholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to shareholders. No written confirmations will be issued to a shareholder until the shareholder has surrendered the shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to our transfer agent. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Shareholders should not destroy any share certificate(s) and should not submit any certificate(s) until requested to do so.
Certain of our registered shareholders hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not hold physical certificates evidencing their ownership of our ordinary shares. However, they are provided with a statement reflecting the number of our ordinary shares registered in their accounts. If a shareholder holds ordinary shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares or payment in lieu of fractional shares, if applicable. If a shareholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the shareholder’s address of record indicating the number of our ordinary shares held following the Reverse Stock Split.
If the Reverse Stock Split is implemented, we intend to treat shareholders holding our ordinary shares in “street name,” through a broker, bank or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Brokers, banks or other nominees will be instructed to effect a reverse stock split for their beneficial holders holding our ordinary shares in “street name.” However, these brokers, banks or other nominees may have different procedures than registered shareholders for processing a reverse stock split. If you hold your shares with a broker, bank or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.
Fractional Shares
We will not issue fractional shares in connection with the Reverse Stock Split, if implemented. Instead, we will aggregate the fractional entitlements of shareholders who otherwise would be entitled to receive fractional shares because they hold a number of ordinary shares not evenly divisible by the number of ordinary shares which our board of directors ultimately determines should be consolidated into one ordinary share pursuant to the Reverse Stock Split or they hold less than the number of ordinary shares which our board of directors ultimately determines should be consolidated into one ordinary share pursuant to the Reverse Stock Split and, to the extent possible, sell such ordinary shares on the basis of prevailing market prices at such time. We will subsequently remit the proceeds of such sales, after deducting any applicable costs, to the shareholders who otherwise would be entitled to receive fractional shares and such shareholders will be entitled to receive a cash payment in lieu of such fractional entitlement in an amount equal to the net cash proceeds attributable to the sale of such fractional entitlement. Each (if any) of the authorized and issued ordinary shares of $0.01 each that cannot be consolidated into one ordinary share pursuant to the Reverse Stock Split shall, immediately following the effective time of the Reverse Stock Split, be acquired by us from the shareholders otherwise entitled thereto for no consideration and be cancelled.
No Appraisal Rights
No action is proposed herein for which the laws of Ireland, or our constitution, provide a right to our shareholders to dissent and obtain appraisal of, or payment for, such shareholder’s ordinary shares.
Reduction in the Nominal Value of the Ordinary Shares and Accounting Matters
If the Reverse Stock Split is implemented, the nominal value per share of our ordinary shares will be consolidated from $0.01 to an amount within the range of $0.10 per share to $0.25 per share (depending on the share consolidation ratio chosen by our board of directors in its absolute discretion) and subsequently immediately reduced to $0.01 nominal value per share. Subject to non-material adjustments to cater for the cancellation of remaining fractional entitlements, the consolidation would not affect the total ordinary shareholders’ equity on the balance sheet, although it would result in the share capital attributable to ordinary shares decreasing and the undenominated capital increasing. If the Reverse Stock Split is implemented, reported per share net income or loss and net book value would be higher because there would be fewer ordinary shares issued and outstanding and we would plan to adjust historical per share amounts set forth in our future financial statements.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to us and to U.S. Holders (as defined below) that hold our ordinary shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion is based on the Internal Revenue Code of 1986, as amended, which we refer to as the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service, which we refer to as the IRS, in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our ordinary shares that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code ), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.
This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income.
In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, dealers or traders in securities, commodities or currencies, shareholders who hold our ordinary shares as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, or U.S. Holders who actually or constructively own 10% or more of our voting stock.
If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our ordinary shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our ordinary shares and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split, if implemented, to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Stock Split, if implemented. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Stock Split, if implemented, whether or not they are in connection with the proposed Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Reverse Stock Split, if implemented, may not be the same for all shareholders.
Each shareholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the proposed Reverse Stock Split, if implemented, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequences.
Tax Consequences to the Company.   The proposed Reverse Stock Split is intended to be treated as a “recapitalization” pursuant to Section 368(a)(1)(E) of the Code. As a result, we should not recognize taxable income, gain or loss in connection with the proposed Reverse Stock Split.
Tax Consequences to U.S. Holders.   A U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional ordinary share, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in our ordinary shares received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of our ordinary shares exchanged therefor (reduced by the amount of such basis that is allocated to any fractional ordinary share for which the U.S. Holder receives cash). The U.S. Holder’s holding period in our ordinary shares received pursuant to the proposed Reverse Stock Split should include the holding period in our ordinary shares exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of ordinary shares surrendered in a recapitalization to shares received in the recapitalization.
A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional ordinary share should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the ordinary shares surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long term if held for more than one year.

A U.S. Holder of our ordinary shares may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Stock Split. A U.S. Holder of our ordinary shares will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.
The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of such shareholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the proposed Reverse Stock Split, if implemented.
Material Irish Tax Consequences of the Reverse Stock Split
The following is a summary of the material Irish tax consequences of the proposed Reverse Stock Split, if implemented, for beneficial holders of our ordinary shares. The summary does not purport to be a comprehensive description of all of the tax considerations that may be relevant to each shareholder. The summary is based upon Irish tax laws and the practice of the Irish Revenue Commissioners in effect on the date of this proxy statement. Changes in law and/or administrative practice may result in alteration of the tax considerations described below, possibly with retrospective effect.
The summary does not constitute legal or tax advice and is intended only as a general guide. The summary is not exhaustive and shareholders should consult their own tax advisors about the Irish tax consequences (and tax consequences under the laws of other relevant jurisdictions) of the proposed Reverse Stock Split, if implemented. The summary applies only to shareholders who hold their ordinary shares as capital assets and does not apply to other categories of shareholders, such as dealers in securities, trustees, insurance companies, collective investment schemes and shareholders who acquired their ordinary shares, or who have, or who are deemed to have, acquired their ordinary shares by virtue of an Irish office or employment (performed or carried on in Ireland). Such persons may be subject to special rules.
Irish Tax on Chargeable Gains
The current rate of tax on chargeable gains (where applicable) in Ireland is 33%.
Non-Irish Resident Shareholders
Shareholders that are not resident or ordinarily resident in Ireland and who do not hold our ordinary shares in connection with a trade or business carried on by them through a branch or agency in Ireland will not be subject to Irish tax on chargeable gains as a result of the proposed Reverse Stock Split, if implemented.
Irish Resident Shareholders
Shareholders that are resident or ordinarily resident in Ireland for tax purposes or shareholders that hold their ordinary shares in connection with a trade or business carried on through a branch or agency in Ireland will, subject to the availability of any exemptions or reliefs, be within the charge to Irish tax on chargeable gains on the consolidation of their existing ordinary shares pursuant to the proposed Reverse Stock Split, if implemented. Such shareholders should consult their own tax advisors on the Irish tax consequences of the proposed Reverse Stock Split, if implemented.
The proposed Reverse Stock Split will be intended, if implemented, to be treated as a “reorganization” of our share capital and, accordingly, should not result in a disposal by any such shareholder of any of our ordinary shares, except with respect to cash received in lieu of a fractional ordinary share, as discussed below. Instead the ordinary shares held after the proposed Reverse Stock Split should be treated as the same asset and as having been acquired at the same time and for the same consideration as the ordinary shares held before the Reverse Stock Split (adjusted for any part of the consideration attributable to the part disposal in respect of the receipt of cash in lieu of a fractional ordinary share).
The receipt by such a shareholder of any cash in lieu of a fractional ordinary share should be treated as a part disposal of his or her ordinary shares for Irish tax on chargeable gains in respect of the cash consideration received.
Stamp Duty
The rate of stamp duty (where applicable) on transfers of shares of Irish incorporated companies is 1% of the price paid or the market value of the shares acquired, whichever is greater. Irish stamp duty should not arise as a result of the Reverse Stock Split, if implemented.
THE IRISH TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. HOLDERS OF OUR ORDINARY SHARES SHOULD CONSULT WITH THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, IF IMPLEMENTED, IN IRELAND.
Proposed Resolution
In light of the foregoing, our board of directors recommends that you vote in favor of the following resolution at the AGM:
RESOLVED, as an ordinary resolution, subject to and conditional upon the board of directors of the Company (the “Board”) determining, in its sole discretion at any time prior to the 2023 annual general meeting of the Company, that the reverse stock split is necessary for the Company to comply with the minimum $1.00 per share requirement pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”):
i.
That such number of authorized but unissued ordinary shares of $0.01 each (nominal value) in the capital of the Company as the Board may determine that is not less than 10 ordinary shares and not more than 25 ordinary shares be consolidated with effect from such time and date as shall be determined by the Board (the “Effective Time”) into one ordinary share of such nominal value as is proportionate to the consolidation ratio (as determined by the Board in its absolute discretion), which nominal value shall not be less than $0.10 each (nominal value) and not more than $0.25 each (nominal value) in the capital of the Company, provided that, where such consolidation would otherwise result in a fraction of an unissued consolidated ordinary share of such nominal value as the Board may determine, the number of existing unissued ordinary shares of $0.01 each (nominal value) that would otherwise constitute such fraction be cancelled, with effect from the Effective Time, pursuant to section 83(1)(f)(ii) of the Irish Companies Act 2014;

ii.
That such number of authorized and issued ordinary shares of $0.01 each (nominal value) in the capital of the Company as the Board may determine that is not less than 10 ordinary shares and not more than 25 ordinary shares be consolidated, with effect from the Effective Time, into one ordinary share of such nominal value as is proportionate to the consolidation ratio (as determined by the Board in its absolute discretion), which nominal value shall not be less than $0.10 each (nominal value) and not more than $0.25 each (nominal value) in the capital of the Company, provided that, (1) where such consolidation would otherwise result in a shareholder being entitled to a fraction of an ordinary share, such fraction shall, so far as possible, be aggregated and consolidated with the fractions of a consolidated ordinary share to which other shareholders would otherwise be entitled and the Board be authorized to sell (or appoint any other person to sell) to any person, on behalf of the relevant shareholders, all the consolidated ordinary shares representing such fractions at the best price reasonably obtainable, (2) the net proceeds of any such sale shall be remitted in due proportion to the shareholders who would have been entitled to such fractions, (3) any director of the Company (or any person appointed by the Board) be authorized to execute an instrument of transfer in respect of such shares on behalf of the relevant shareholders and to do all acts and things the directors consider necessary or desirable to effect the transfer of such shares to, or in accordance with the directions of, any buyer of any such share; and (4) each (if any) of the authorized and issued ordinary shares of $0.01 (nominal value) each that cannot be consolidated into one ordinary share, including pursuant to (1) above be, with effect from the Effective Time, immediately acquired by the Company from the shareholders otherwise entitled thereto for no consideration. The existing ordinary shares so acquired shall be cancelled and the issued share capital of the Company shall be reduced by the nominal value of the existing ordinary shares so acquired and cancelled and any director of the Company (or any person appointed by the Board) be and is hereby authorized to execute an instrument of transfer (if necessary) in respect of such shares on behalf of the shareholders of the Company concerned and to do all acts and things that the directors consider necessary or desirable to effect the acquisition and cancellation of such shares; and
iii.
That the nominal value of each of the authorized but unissued ordinary shares in the capital of the Company and the nominal value of each of the authorized and issued ordinary shares in the capital of the Company resulting from the foregoing resolutions, be reduced, with effect from immediately after the Effective Time, to $0.01 each pursuant to section 83(1)(d) of the Irish Companies Act 2014, with the amount of such reduction being credited to the Company’s undenominated capital, other than the share premium account.

Vote Required and Board of Directors Recommendation
The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the approval of the Reverse Stock Split Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our ordinary shares as of June 24, 2022 by:
• each of our directors and director nominees;
• each of our “named executive officers”;
• all of our directors and executive officers as a group; and
• each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our ordinary shares.
The percentages in the columns entitled “Percentage of Shares Beneficially Owned” are based on a total of 64,333,535 ordinary shares outstanding as of June 24, 2022.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our ordinary shares. Our ordinary shares subject to options that are currently exercisable or exercisable within 60 days of June 24, 2022 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the ordinary shares beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Nabriva Therapeutics plc, 25-28 North Wall Quay, Dublin 1, Ireland.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers:
Daniel Burgess(1)	72,165	*%
Stephen Webster(2)	68,213	*%
Charles A. Rowland, Jr.(3)	73,293	*%
Carrie Bourdow(4)	66,403	*%
Colin Broom(5)	152,859	*%
Lisa Dalton(6)	56,588	*%
Mark Corrigan(6)	56,588	*%
Steven Gelone(7)	116,100	*%
Theodore Schroeder(8)	366,801	*%
Daniel Dolan(9)	25,000	*%
All current directors and executive officers as a group (12 individuals)(10)	1,061,010	1.63%
5% Shareholders:
Lincoln Park Capital Fund, LLC (11)	4,512,589	7.01%

*
Less than one percent.

(1)
Consists of (i) 4,225 ordinary shares, (ii) 50,440 ordinary shares issuable upon exercise of stock options exercisable within 60 days of June 24, 2022 and (iii) 17,500 ordinary shares issuable upon the vesting of restricted stock units within 60 days of June 24, 2022.

(2)
Consists of (i) 1,773 ordinary shares, (ii) 48,940 ordinary shares issuable upon exercise of stock options exercisable within 60 days of June 24, 2022 and (iii) 17,500 ordinary shares issuable upon the vesting of restricted stock units within 60 days of June 24, 2022.

(3)
Consists of (i) 6,273 ordinary shares, (ii) 49,520 ordinary shares issuable upon exercise of stock options exercisable within 60 days of June 24, 2022 and (iii) 17,500 ordinary shares issuable upon the vesting of restricted stock units within 60 days of June 24, 2022.
(4)
Consists of (i) 973 ordinary shares, (ii) 47,930 ordinary shares issuable upon exercise of stock options exercisable within 60 days of June 24, 2022 and (iii) 17,500 ordinary shares issuable upon the vesting of restricted stock units within 60 days of June 24, 2022.

(5)
Consists of (i) 22,094 ordinary shares directly owned by Dr. Broom, (ii) 113,265 ordinary shares issuable upon exercise of stock options exercisable within 60 days of June 24, 2022 and (iii) 17,500 ordinary shares issuable upon the vesting of restricted stock units within 60 days of June 24, 2022.

(6)
Consists of (i) 39,088 ordinary shares issuable upon exercise of stock options exercisable within 60 days of June 24, 2022 and (ii) 17,500 ordinary shares issuable upon the vesting of restricted stock units within 60 days of June 24, 2022.

(7)
Consists of (i) 30,886 ordinary shares, (ii) 84,127 ordinary shares issuable upon exercise of stock options exercisable within 60 days of June 24, 2022 and (iii) 1,087 ordinary shares issuable upon the vesting of restricted stock units within 60 days of June 24, 2022.

(8)
Consists of (i) 207,707 ordinary shares, (ii) 156,981 ordinary shares issuable upon exercise of stock options exercisable within 60 days of June 24, 2022 and (iii) 2,113 ordinary shares issuable upon the vesting of restricted stock units within 60 days of June 24, 2022.

(9)
Consists of 25,000 ordinary shares issuable upon exercise of stock options exercisable within 60 days of June 24, 2022.

(10)
Consists of (i) 280,931 ordinary shares and (ii) 654,379 ordinary shares issuable upon exercise of stock options within 60 days of June 24, 2022 and (iii) 125,700 ordinary shares issuable upon the vesting of restricted stock units within 60 days of June 24, 2022.

(11)
Based solely upon a Schedule 13G filed on November 19, 2021, which sets forth beneficial ownership as of November 18, 2021. Consists of 4,512,589 ordinary shares held by Lincoln Park Capital Fund, LLC, or LPC Fund. Lincoln Park Capital, LLC, or LPC, is the Managing Member of LPC Fund. Rockledge Capital Corporation, or RCC, and Alex Noah Investors, Inc., or Alex Noah are the Managing Members of LPC. Josh Scheinfeld is the president and sole shareholder of RCC, as well as a principal of LPC. Jonathan Cope is the president and sole shareholder of Alex Noah, as well as a principal of LPC. As a result of the foregoing, each of LPC, RCC LPC, RCC, Mr. Scheinfeld, Alex Noah, and Mr. Cope (i) may be deemed to beneficially own and (ii) have shared voting and shared dispositive power over the 4,512,589 ordinary shares directly held by LPC Fund. Each of LPC, RCC, Mr. Scheinfeld, Alex Noah and Mr. Cope disclaims beneficial ownership of the ordinary shares directly held by LPC Fund, except to the extent of its or his pecuniary interest therein, if any. LPC Funds’ address is 440 N. Wells Street, Suite 410, Chicago, Illinois 60654.

OTHER MATTERS
Our board of directors does not know of any other matters that may come before the AGM. However, if any other matters are properly presented to the AGM, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.
Solicitation of Proxies
This proxy is solicited on behalf of our board of directors. We will bear the expenses connected with this proxy solicitation. We expect to pay banks, brokers and other nominees their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. In addition to the use of the mail, our directors, officers and employees may, without additional remuneration, solicit proxies in person or by use of other communications media.
Householding of Annual and Extraordinary Meeting Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement, annual report, Irish statutory financial statements or Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in the same household. We will promptly deliver a separate copy of any such document to any shareholder upon request submitted in writing to us at Nabriva Therapeutics plc, 25-28 North Wall Quay, Dublin 1, Ireland, Attention: Investor Relations, or by calling (610) 816-6640. Any shareholder who wants to receive separate copies of the proxy statement, annual report or Notice of Internet Availability of Proxy Materials in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact us at the above address and phone number.
Deadline for Submission of Shareholder Proposals for 2023 Annual General Meeting of Shareholders
Proposals of shareholders intended to be presented at our 2023 Annual General Meeting pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us at our offices at 25-28 North Wall Quay, Dublin 1, Ireland, Attention: Secretary, no later than [      ], 2022, in order to be included in the proxy statement and proxy card relating to that meeting.
In addition, shareholders who intend to present matters for action at our 2023 Annual General Meeting or nominate directors for election to our board of directors (other than pursuant to Rule 14a-8) must comply with the requirements set forth in our constitution. For such matters under our constitution, proper written notice must be received by the Secretary at our registered office at the address noted above, no earlier than [      ], 2022 and no later than [      ], 2022; except if the date of the 2023 Annual General Meeting is changed by more than thirty (30) days from the first anniversary date of the 2022 Annual General Meeting, the shareholder’s notice must be so received no earlier than one hundred and twenty (120) days prior to such annual general meeting and no later than the close of business on the later of (i) the 90th day prior to such annual general meeting or (ii) the 10th day following the day on which a public announcement of the date of the annual general meeting is first made.
Important Notice of the Internet Availability of Proxy Materials for the Annual General Meeting:
The Notice and Proxy Statement, Irish Statutory Financial Statements and 2021 Annual Report are available at www.proxyvote.com.

Appendix A
COMPANIES ACT 2014
A PUBLIC COMPANY LIMITED BY SHARES
CONSTITUTION
OF
NABRIVA THERAPEUTICS PUBLIC LIMITED COMPANY
(adopted on 23 June 2017 and amended on 2 December 2020, 28 July 2021 and [ • ])

COMPANIES ACT 2014
A PUBLIC COMPANY LIMITED BY SHARES
MEMORANDUM OF ASSOCIATION
OF
NABRIVA THERAPEUTICS PUBLIC LIMITED COMPANY
1.
The name of the Company is Nabriva Therapeutics public limited company.

2.
The Company is a public limited company for the purposes of Part 17 of the Companies Act 2014.

3.
The objects for which the Company is established are:

3.1.
To carry on the business of a holding company and to coordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatsoever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on, in all its branches, the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed necessary or appropriate by the Company’s board of directors and to exercise its powers as a shareholder of other companies.

3.2.
To carry on the business of a pharmaceuticals company and to research, develop, design, manufacture, produce, supply, buy, sell, distribute, import, export, provide, promote and otherwise deal in pharmaceuticals, active pharmaceutical ingredients and dosage pharmaceuticals and other devices or products of a pharmaceutical, medicinal or healthcare character (including, but not limited to, anti-infective agents) and to hold intellectual property rights and to do all things usually done by persons carrying on the above mentioned activities or any of them or likely to be required in connection with any such activities.

3.3.
To invest in pharmaceutical and related assets, including, amongst other items, investments in pharmaceutical companies, products, businesses, divisions, technologies, devices, sales force and other marketing capabilities, development projects and related activities, licences, intellectual and similar property rights, premises and equipment, royalty rights and all other assets needed to operate a pharmaceuticals business.

3.4.
To establish, maintain and operate laboratories for the purposes of carrying on chemical, physical and other research in medicine, chemistry, industry or other unrelated or related fields.

3.5.
To invest (including long-term investments in, and acquisitions of, the shares or other securities or ownership interests in other companies) any monies of the Company in such investments and in such manner as may from time to time be determined, and to hold, sell or deal with such investments and generally to purchase, take on lease or in exchange or otherwise acquire any real and personal property and rights or privileges.

3.6.
To develop and turn to account any land acquired by the Company or in which it is interested and in particular by laying out and preparing the same for building purposes, constructing, altering, pulling down, decorating, maintaining, fitting up and improving buildings and conveniences, and by planting, paving, draining, farming, cultivating, letting on building lease or building agreement and by advancing money to and entering into contracts and arrangements of all kinds with builders, tenants and others.

3.7.
To acquire and hold shares and stocks of any class or description, debentures, debenture stocks, bonds, bills, mortgages, obligations, investments, partnership interests, limited partnership interests, trust interests, membership interests and other securities or ownership interests of all descriptions and of any kind issued or guaranteed by any company or undertaking of whatever nature and wheresoever constituted or carrying on business or issued or guaranteed by any government, state, dominion, colony, sovereign ruler, commissioners, trust, public, municipal, local or other authority or body of whatever nature and wheresoever situated and investments, securities and property of all descriptions and of any kind, including real and chattel real estates, mortgages, reversions, assurance policies, contingencies and choses in action.
3.8.
To remunerate by cash payments or allotment of shares or securities or other ownership interests (including rights to acquire shares or securities or other ownership interests) of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company or any parent or subsidiary body corporate whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

3.9.
To purchase for investment property of any tenure and any interest therein, and to make advances upon the security of land or other similar property or any interest therein.

3.10.
To acquire by purchase, exchange, lease, fee, farm grant or otherwise, either for an estate in fee simple or for any less estate or other estate or interest, whether immediate or reversionary and whether vested or contingent, any lands, tenements or hereditaments of any tenure, whether subject or not to any charges or encumbrances, and to hold, farm, work and manage and to let, sublet, mortgage or charge land and buildings of any kind, reversions, interests, annuities, life policies, and any other property real or personal, movable or immovable, either absolutely or conditionally, and either subject or not to any mortgage, charge, ground rent or other rents or encumbrances.

3.11.
To erect or secure the erection of buildings or other structures of any kind with a view of occupying or letting them or otherwise utilising them and to enter into any contracts or leases and to grant any licences necessary to effect the same.

3.12.
To maintain and improve any lands, tenements or hereditaments acquired by the Company or in which the Company is interested, in particular by decorating, maintaining, furnishing, fitting up and improving houses, shops, flats, maisonettes and other buildings and structures and to enter into contracts and arrangements of all kinds with tenants and others.

3.13.
To sell, exchange, mortgage (with or without power of sale), assign, turn to account or otherwise dispose of and generally deal with the whole or any part of the property, shares, stocks, securities, estates, rights or undertakings of the Company, real property, chattels real or personal, movable or immovable, either in whole or in part.

3.14.
To take part in the management, supervision, or control of the business or operations of any company or undertaking, and for that purpose to appoint and remunerate any directors, accountants, or other experts or agents to act as consultants, supervisors and agents of other companies or undertakings and to provide managerial, advisory, technical, design, purchasing and selling services and any other services deemed appropriate by the Company.

3.15.
To make, draw, accept, endorse, negotiate, issue, execute, discount and otherwise deal with bills of exchange, promissory notes, letters of credit, circular notes, and other negotiable or non-negotiable or transferable or non-transferrable instruments.

3.16.
To redeem, purchase, or otherwise acquire in any manner permitted by law any shares in the Company’s capital or other securities or ownership interests of any kind issued by the Company.

3.17.
To guarantee, support or secure whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company or by both such methods, or by any other method whatsoever, the performance of the obligations of, and the repayment or payment of the principal amounts of and the premiums, interest, dividends and other amounts due on or with respect to any security of any person, firm or company, including any company which is for the time being the Company’s holding company (as defined by section 8 of the Companies Act 2014) or subsidiary (as defined by section 7 of the Companies Act 2014) or another subsidiary as defined by the said section of the Company’s holding company (as defined by section 8 of the Companies Act 2014) or otherwise associated with the Company in business notwithstanding the fact that the Company may not receive any consideration, advantage or benefit, direct or indirect from entering into such guarantee or other arrangement or transaction contemplated herein.
3.18.
To lend the funds of the Company with or without security and at interest or free of interest.

3.19.
To raise or borrow or secure the payment of money, including by the issue of bonds, debentures or debenture stock, perpetual or redeemable, or by mortgage, charge, lien or pledge upon the whole or any part of the undertaking, property, assets or rights of the Company, present or future, including its uncalled capital and generally in any other manner as the directors shall from time to time determine and to enter into or issue interest and currency hedging and swap agreements, forward rate agreements, interest and currency futures or options and other forms of financial instruments, and to purchase, redeem or pay off any of the foregoing and to guarantee any or all of the liabilities of the Company, any other company or any other person, and any debentures, debenture stock or other securities may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, transfer, drawings, allotments of shares, attending and voting at general meetings of the Company, appointment of directors and otherwise.

3.20.
To accumulate capital for any of the purposes of the Company, and to appropriate any of the Company’s assets to specific purposes, either conditionally or unconditionally, and to admit any class or section of those who have any dealings with the Company to any share in the profits thereof or in the profits of any particular branch of the Company’s business or to any other special rights, privileges, advantages or benefits.

3.21.
To reduce the share capital of the Company in any manner permitted by law.

3.22.
To make gifts or grant bonuses to officers or other persons who are or have been in the employment of the Company and to allow any such persons to have the use and enjoyment of such property, chattels or other assets belonging to the Company upon such terms as the Company shall think fit.

3.23.
To establish and maintain or procure the establishment and maintenance of any pension or superannuation fund (whether contributory or otherwise) for the benefit of and to give or procure the giving of donations, gratuities, pensions, annuities, allowances, emoluments or charitable aid to any persons who are or were at any time in the employment or service of the Company or any of its predecessors in business, or of any company which is a subsidiary of the Company or who may be or have been directors or officers of the Company, or of any such other company as aforesaid, or any persons in whose welfare the Company or any such other company as aforesaid may be interested and the wives, husbands, widows, widowers, families, relatives or dependants of any such persons, and to make payments towards insurance and assurance and to form and contribute to provident and benefit funds for the benefit of any such persons and to remunerate any person, firm or company rendering services to the Company or of any company which is a subsidiary of the Company, whether by cash payment, gratuities, pensions, annuities, allowances, emoluments or by the allotment of shares or securities of the Company credited as paid up in full or in part or otherwise.

3.24.
To employ experts to investigate and examine into the conditions, prospects, value, character and circumstances of any business concerns, undertakings, assets, property or rights.

3.25.
To insure the life of any person who may, in the opinion of the Company, be of value to the Company, as having or holding for the Company interests, goodwill, or influence or otherwise and to pay the premiums on such insurance.

3.26.
To distribute either upon a distribution of assets or division of profits among the Members of the Company in kind any property of the Company, and in particular any shares, debentures or securities of other companies belonging to the Company or of which the Company may have the power of disposing.
3.27.
To give, whether directly or indirectly, and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company, or, where the Company is a subsidiary company, in its holding company.

3.28.
To do and carry out all or any of the foregoing or following objects in any part of the world and either as principals, agents, contractors, trustees or otherwise, and either by or through agents, trustees or otherwise and either alone or in partnership or in conjunction with any other company, firm or person, provided that nothing herein contained shall empower the Company to carry on the business of insurance.

3.29.
To apply for, purchase or otherwise acquire any patents, brevets d’invention, licences, trademarks, trade names, copyrights, industrial designs, know-how, concessions and other forms of intellectual property rights and the like conferring any exclusive or non-exclusive or limited or contingent rights to use, or any secret or other information as to any invention or process of the Company, or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop, or grant licences in respect of, or otherwise turn to account the property, rights or information so acquired.

3.30.
To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company.

3.31.
To acquire and undertake the whole or any part of the undertaking, business, property and liabilities of any person or company.

3.32.
To adopt such means of making known the Company and its products and services as may seem expedient.

3.33.
To acquire and carry on any business carried on by a subsidiary or a holding company of the Company or another subsidiary of a holding company of the Company.

3.34.
To promote any company or companies for the purpose of acquiring all or any of the property and liabilities of this Company or for any other purpose which may seem directly or indirectly calculated to benefit this Company.

3.35.
To amalgamate with, merge with or otherwise become part of or associated with any other company or association in any manner permitted by law.

3.36.
To make voluntary dispositions of all or any part of the property and rights of the Company and to make gifts thereof or gratuitous payments either for no consideration or for a consideration less than the market value of such property or rights or the amount of cash payment or by all or any such methods.

3.37.
To receive voluntary dispositions of all or any part of the undertakings, properties, assets or rights of any other corporation and to receive gifts thereof or gratuitous payments either for no consideration or for a consideration less than the market value of such property or rights or the amount of cash payment or by all or any such methods.

3.38.
To do and carry out all such other things, except the issuing of policies of insurance, as may be deemed by the Company capable of being carried on in connection with the above objects or any of them or calculated to enhance the value of or render profitable any of the Company’s undertakings, properties, assets or rights.

And it is hereby declared that (i) the word “company” in this clause, except where used in reference to this Company, shall be deemed to include any person, partnership, limited partnership, limited liability partnership, limited liability company, other corporate body, trust or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere and that the objects of the Company as specified in each of the foregoing paragraphs of this clause shall be separate and distinct objects and shall not be in anyway limited or restricted by reference to or inference from the terms of any other paragraph or the name of the Company and (ii) any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.
4.
The liability of each Member is limited to the amount from time to time unpaid on such Member’s Shares.

5.
The authorised share capital of the Company is €25,000 and US$[ • ]1 divided into 25,000 Euro Deferred Shares of €1.00 each, [ • ]1 Ordinary Shares of US$0.01 each and 100,000,000 Preferred Shares of US$0.01 each.

6.
The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended Articles of Association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s Articles of Association for the time being.

7.
Capitalised terms that are not defined in this Memorandum of Association bear the same meaning as those given in the Articles of Association of the Company.

1
This number will be finalized following the Reverse Stock Split, if implemented. It is expected to be between approximately US$1,120,000 and US$1,300,000 (depending on the share consolidation ratio as ultimately determined by the board of directors in its absolute discretion).

2
This number will be finalized following the Reverse Stock Split, if implemented. It is expected to be between approximately 12,000,000 and 30,000,000 (depending on the share consolidation ratio as ultimately determined by the board of directors in its absolute discretion).

COMPANIES ACT 2014
A PUBLIC COMPANY LIMITED BY SHARES
ARTICLES OF ASSOCIATION
OF
NABRIVA THERAPEUTICS PUBLIC LIMITED COMPANY

DESTRUCTION OF DOCUMENTS	A-44
WINDING UP	A-44
INDEMNITY	A-45
FINANCIAL YEAR	A-46
SHAREHOLDER RIGHTS PLAN	A-46
BUSINESS COMBINATION	A-46

PRELIMINARY
1.
Sections 43(2), 43(3), 65(2)-(7), 77-81, 83(3), 94(1), 95(1), 96(2)-(11), 124, 125, 126(2) to (8), 144(3)-(4), 148(2), 158-165, 178(2), 180(5), 181(1), 181(6), 182(2), 182(5), 183(3), 186(c)(i), 187, 188, 193, 218(3)-(5), 229, 230, 338(5)-(6), 618(1)(b), 620(8) 1090, 1092, and 1113 of the Companies Act shall not apply to the Company. The provisions of the Companies Act which are stated therein to apply to a public limited company, save to the extent that its constitution is permitted to provide or state otherwise, will apply to the Company subject to the alterations contained in these Articles, and will, so far as not inconsistent with these Articles, bind the Company and its Members.

2.
2.1.
In these Articles:

“address”	includes any number or address used for the purposes of communication by way of electronic mail or other electronic communication.
“Adoption Date”	Means 23 June 2017.
“Articles” or “Articles of Association”	means these articles of association of the Company, as amended from time to time by Special Resolution.
“Assistant Secretary”	means any person appointed by the Board from time to time to assist the Secretary.
“Auditors”	means the persons for the time being performing the duties of the statutory auditors of the Company.
“Board”	means the board of Directors for the time being of the Company.
“1990 Regulations”	The Companies Act 1990 (Uncertificated Securities) Regulations 1996 (S.I. No. 68 of 1996) as may be amended from time to time.
“Chairperson”	means the chairperson of the Board from time to time and/or chairperson of a general meeting of the Company as the context may require.
“clear days”	means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which notice is being given or on which an action or event for which notice is being given is to occur or take effect.
“Companies Act”	means the Companies Act 2014 and every statutory modification, replacement and re-enactment thereof for the time being in force.
“Company”	means Nabriva Therapeutics plc.
“Court”	means the Irish High Court.
“Directors”	means the directors for the time being of the Company.
“dividend”	includes dividends, final dividends, interim dividends and bonus dividends.
“electronic communication”	shall have the meaning given to those words in the Electronic Commerce Act 2000.
“electronic signature”	shall have the meaning given to those words in the Electronic Commerce Act 2000.
“Enterprise”	means the Company and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise or entity which a person is or was serving at the request of the Company;

“Exchange”	means any securities exchange or other system on which the Shares of the Company may be listed or otherwise authorised for trading from time to time.
“Exchange Act”	means the Securities Exchange Act of 1934 of the United States of America.
“Member”	means a person who has agreed to become a member of the Company and whose name is entered in the Register of Members as a registered holder of Shares.
“Memorandum”	means the memorandum of association of the Company as amended from time to time by Special Resolution.
“month”	means a calendar month.
“Official”	means a director, officer, secretary, employee, trustee, agent, partner, managing member, fiduciary or other official of the Company or another Enterprise;
“Ordinary Resolution”	means an ordinary resolution of the Company’s Members within the meaning of section 191 of the Companies Act.
“paid-up”	means paid-up in accordance with the Companies Act as to the nominal value and any premium payable in respect of the issue of any Shares and includes credited as paid-up.
“Redeemable Shares”	means redeemable shares in accordance with the Companies Act.
“Register of Members” or “Register”	means the register of Members of the Company maintained by or on behalf of the Company, in accordance with the Companies Act.
“registered office”	means the registered office for the time being of the Company.
“Seal”	means the seal of the Company, if any, and includes every duplicate seal.
“Secretary”	means the person appointed by the Board to perform any or all of the duties of secretary of the Company and includes an Assistant Secretary and any person appointed by the Board or the Secretary to perform the duties of secretary of the Company, in each case, when acting in the capacity of the secretary of the Company.
“Share” and “Shares”	means a share or shares in the capital of the Company.
“Special Resolution”	means a special resolution of the Company’s Members within the meaning of section 191 of the Companies Act.

2.2.
In these Articles (unless otherwise specified):

2.2.1.
words importing the singular number include the plural number and vice-versa;

2.2.2.
words importing the feminine gender include the masculine gender and the neuter and vice-versa;

2.2.3.
words importing persons include any company, partnership or other body of persons, whether corporate or not, any trust and any government, governmental body or agency or public authority, whether of Ireland or elsewhere and references to a company, except where used in reference to the Company, shall be deemed to include any person, partnership, limited partnership, limited liability partnership, limited liability company, other corporate body, trust or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere;

2.2.4.
expressions referring to “written” and “in writing” shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these Articles and/or where it constitutes writing in electronic form sent to the Company;
2.2.5.
expressions referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature;

2.2.6.
references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

2.2.7.
any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

2.2.8.
reference to “officer” or “officers” in these Articles means any executive that has been designated by the Company as an “officer” and, for the avoidance of doubt, shall not have the meaning given to such term in the Companies Act and any such officers shall not constitute officers of the Company within the meaning of section 2(1) of the Companies Act;

2.2.9.
headings are inserted for reference only and shall be ignored in construing these Articles; and

2.2.10.
references to US$, USD, $ or dollars shall mean United States dollars, the lawful currency of the United States of America and references to €, euro, or EUR shall mean the euro, the lawful currency of Ireland.

REGISTERED OFFICE
3.
The registered office shall be at such place in Ireland as the Board from time to time shall decide.

SHARE CAPITAL; ISSUE OF SHARES
4.
The authorised share capital of the Company is €25,000 and US$[ • ]3 divided into 25,000 Euro Deferred Shares of €1.00 each, [ • ]4 Ordinary Shares of US$0.01 each and 100,000,000 Preferred Shares of US$0.01 each.

5.
Subject to the provisions of these Articles relating to new Shares, the Shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Companies Act) allot, issue, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its Members, but so that no Share shall be issued at a discount save in accordance with sections 71(4) and 1026 of the Companies Act, and so that, in the case of Shares offered to the public for subscription, the amount payable on application on each such Share shall not be less than one-quarter of the nominal amount of the Share and the whole of any premium thereon. To the extent permitted by the Companies Act, Shares may also be allotted by a committee of the Directors or by any other person where such committee or person is so authorised by the Directors.

6.
Subject to any requirement to obtain the approval of Members under any laws, regulations or the rules of any Exchange, the Board is authorised, from time to time, to grant such persons, for such periods and upon such terms as the Board deems advisable, options or awards to purchase or subscribe for any number of Shares of any class or classes or of any series of any class and other securities or

3
This number will be finalized following the Reverse Stock Split, if implemented. It is expected to be between approximately US$1,120,000 and US$1,300,000 (depending on the share consolidation ratio as ultimately determined by the board of directors in its absolute discretion).

4
This number will be finalized following the Reverse Stock Split, if implemented. It is expected to be between approximately 12,000,000 and 30,000,000 (depending on the share consolidation ratio as ultimately determined by the board of directors in its absolute discretion).

ownership interests of the Company as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options or awards to be issued.
7.
7.1.
The Directors are, for the purposes of section 1021 of the Companies Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said section 1021) up to the amount of the Company’s authorised but unissued share capital and to allot and issue any Shares acquired by or on behalf of the Company pursuant to the provisions of the Companies Act and held as treasury shares and, unless it is renewed or a longer period of time is allowed under applicable law, this authority shall expire five years from the Adoption Date.

7.2.
The Directors are hereby empowered pursuant to sections 1022 and 1023(3) of the Companies Act to allot equity securities within the meaning of the said section 1023 for cash pursuant to the authority conferred by Article 7.1 as if section 1022 of the Companies Act did not apply to any such allotment.

7.3.
The Company may before the expiry of the authorities conferred by Articles 7.1 and/or 7.2 make an offer or agreement which would or might require relevant securities (as defined in section 1021 of the Companies Act) and/or equity securities (as defined in section 1023 of the Companies Act), as the case may be, to be allotted after such expiry and the Board may allot relevant securities and/or equity securities in pursuance of such an offer or agreement as if the authorities conferred by Articles 7.1 and/or 7.2 had not expired.

7.4.
The Company may issue permissible letters of allotment (as defined by section 1019 of the Companies Act) to the extent permitted by the Companies Act.

8.
The Company may pay commission to any person in consideration of any person subscribing or agreeing to subscribe, whether absolutely or conditionally, for the Shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any Shares in the Company on such terms and, subject to the provisions of the Companies Act and to such conditions as the Board may determine including by paying cash or allotting and issuing fully or partly paid Shares or any combination of the two. The Company may also on any issue of Shares pay such brokerage as may be lawful.

ORDINARY SHARES
9.
The rights and restrictions attaching to the Ordinary Shares shall be as follows:

9.1.
subject to the right of the Company to set record dates for the purposes of determining the identity of Members entitled to notice of and/or to vote at a general meeting and any rules or regulations applicable to the conduct of any general meeting of the Company, the right to attend and speak at any general meeting of the Company and to exercise one vote per Ordinary Share held at any general meeting of the Company;

9.2.
the right to participate pro rata in all dividends declared by the Company with respect to the Ordinary Shares; and

9.3.
the right, in the event of the Company’s winding up, to participate pro rata with all other Ordinary Shares in the total assets of the Company.

10.
The rights attaching to the Ordinary Shares shall be subject to the terms of issue of any series or class of Preferred Shares allotted by the Directors from time to time in accordance with Article 17.

11.
11.1.
If an Ordinary Share is not listed on a securities market, a regulated market or another market recognised for the purposes of section 1072 of the Companies Act, in each case within the meaning of the Companies Act, it shall, unless the Board determines otherwise, be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company (including any agent or broker acting on behalf of the Company) and any person (who may or may not be a Member) pursuant to which the Company acquires or will acquire Ordinary Shares, or an interest in Ordinary Shares, from the relevant person. In these circumstances, the acquisition of such shares by the Company shall constitute the redemption of a Redeemable Share in accordance with the Companies Act. No resolution, whether special or otherwise, shall be required to be passed to deem any Ordinary Share a Redeemable Share.
11.2.
If an Ordinary Share is listed on a securities market, a regulated market or another market recognised for the purposes of section 1072 of the Companies Act, in each case within the meaning of the Companies Act, the provisions of Article 11.1 shall apply unless the Board resolves, prior to the existence or creation of any relevant arrangement, that the arrangement concerned is to be treated as an acquisition of Shares pursuant to Article 33.3, in which case the arrangement shall be so executed.

12.
All Ordinary Shares shall rank pari passu with each other in all respects.

EURO DEFERRED SHARES
13.
The holders of the Euro Deferred Shares shall not be entitled to receive any dividend or distribution and shall not be entitled to receive notice of, nor to attend, speak or vote at, any general meeting of the Company. On a return of assets, whether on liquidation or otherwise, the Euro Deferred Shares shall entitle the holder thereof only to the repayment of the amounts paid up on such shares after repayment of the capital paid up on the Ordinary Shares plus the payment of $5,000,000 on each of the Ordinary Shares and the holders of the Euro Deferred Shares (as such) shall not be entitled to any further participation in the assets or profits of the Company.

14.
The Company has the irrevocable authority at any time after the Adoption Date:

14.1.
to acquire all or any of the fully paid Euro Deferred Shares otherwise than for valuable consideration in accordance with section 102 of the Companies Act and without obtaining the sanction of the holders thereof;

14.2.
to appoint any person to execute on behalf of the holders of the Euro Deferred Shares remaining in issue (if any) a transfer thereof and/or an agreement to transfer the same otherwise than for valuable consideration to the Company or to such other person as the Company may nominate;

14.3.
to cancel any acquired Euro Deferred Shares; and

14.4.
pending such acquisition and/or transfer and/or cancellation, to retain the certificate (if any) for such Euro Deferred Shares.

15.
In accordance with section 1040(3) of the Companies Act, the Company shall, not later than three (3) years after any acquisition by it of any Euro Deferred Shares as aforesaid, cancel such shares (except those which, or any interest of the Company in which, it shall have previously disposed of) and reduce the amount of the share capital by the nominal value of the shares so cancelled and the Board may take such steps as are required to enable the Company to carry out its obligations under that section without complying with sections 84 and 85 of the Companies Act, including passing resolutions in accordance with section 1040(5) of the Companies Act.

16.
Neither the acquisition by the Company otherwise than for valuable consideration of all or any of the Euro Deferred Shares nor the redemption thereof nor the cancellation thereof by the Company in accordance with these Articles shall constitute a variation or abrogation of the rights or privileges attached to the Euro Deferred Shares, and accordingly the Euro Deferred Shares or any of them may be so acquired, redeemed and cancelled without any such consent or sanction on the part of the holders thereof. The rights conferred upon the holders of the Euro Deferred Shares shall not be deemed to be varied or abrogated by the creation of further Shares ranking in priority thereto or pari passu therewith.

PREFERRED SHARES
17.
The Directors are authorised to issue all or any of the authorised but unissued Preferred Shares from time to time in one or more classes or series, and to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Directors providing for the issuance of such class or series, including (but not limited to) the authority to provide that any such class or series may be:

17.1.
redeemable at the option of the Company, or the holders, or both, with the manner of the redemption to be set by the Directors, and redeemable at such time or times, including upon a fixed date, and at such price or prices as the Directors may determine;

17.2.
entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times as the Directors may determine, and which may be payable in preference to, or in such relation to, the dividends payable on any other class or classes of Shares or any other series as the Directors may determine;

17.3.
entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company as the Directors may determine; or

17.4.
convertible into, or exchangeable for, Shares of any other class or classes of Shares, or of any other series of the same or any other class or classes of Shares, of the Company at such price or prices or at such rates of exchange and with such adjustments as the Directors may determine.

The Directors may at any time before the allotment of any Preferred Share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such Preferred Shares.
18.
The rights conferred upon the holder of any pre-existing Shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of Preferred Shares in accordance with Article 17.

ISSUE OF WARRANTS
19.
The Board may issue warrants to subscribe for any class of Shares or other securities of the Company on such terms as it may from time to time determine.

CERTIFICATES FOR SHARES
20.
Unless otherwise provided for by the Board or the rights attaching to or by the terms of issue of any particular Shares, or to the extent required by any Exchange, depository or any operator of any clearance or settlement system or by law, no person whose name is entered as a Member in the Register of Members shall be entitled to receive a share certificate for any Shares of any class held by him or her (nor on transferring a part of holding, to a certificate for the balance).

21.
Any share certificate, if issued, shall specify the number of Shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Board. Such certificates may be under Seal. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. The name and address of the person to whom the Shares represented thereby are issued, with the number of Shares and date of issue, shall be entered in the Register of Members. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and cancelled. The Board may authorise certificates to be issued with the Seal and authorised signature(s) affixed by some method or system of mechanical or electronic process. In respect of a Share or Shares held jointly by several persons, the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders.
22.
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Board may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

REGISTER OF MEMBERS
23.
The Company shall maintain or cause to be maintained a Register of its Members in accordance with the Companies Act.

24.
If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register or Registers of Members at such location or locations within or outside Ireland as the Board thinks fit. The original Register of Members shall be treated as the Register of Members for the purposes of these Articles and the Companies Act.

25.
The Company, or any agent(s) appointed by it to maintain any duplicate Register of Members in accordance with these Articles shall, as soon as practicable and on a regular basis record, or procure the recording of, in the original Register of Members, all transfers of Shares effected on any duplicate Register of Members and shall at all times maintain the original Register of Members in such manner as to show at all times the Members for the time being and the Shares respectively held by them, in all respects in accordance with the Companies Act.

26.
The Company shall not be bound to register more than four (4) persons as joint holders of any Share. If any Share shall stand in the names of two (2) or more persons, the person first named in the Register of Members shall be deemed the sole holder thereof as regards service of notices and, subject to the provisions of these Articles, all or any other matters connected with the Company.

TRANSFER OF SHARES
27.
Subject to such of the restrictions of these Articles and to such of the conditions of issue or transfer as may be applicable, all transfers of Shares shall be effected by an instrument in writing (an “instrument of transfer”) in such form as the Board or the Secretary may approve. All such instruments of transfer must be left at the registered office or at such other place as the Board or the Secretary may specify and all such instruments of transfer shall be retained by the Company.

28.
28.1.
In the case of transfers to Cede & Co (or to any successor thereto, or to any other affiliate or nominee of The Depositary Trust Company or of any successor to The Depositary Trust Company) the instrument of transfer shall not be effective until executed by:

28.1.1.
the Secretary (or such person as may be nominated by the Secretary for this purpose) on behalf of the Company; and

28.1.2.
by the transferor or alternatively by or on behalf of the transferor by the Secretary (or such person as may be nominated by the Secretary for this purpose) on behalf of the Company, and the Company shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company.

28.2.
In the case of transfers other than those to Cede & Co (or to any successor thereto, or to any other affiliate or nominee of The Depositary Trust Company or of any successor to The Depositary Trust Company), the instrument of transfer of any Share shall be executed by the transferor or alternatively for and on behalf of the transferor by the Secretary (or such other person as may be nominated by the Secretary for this purpose) on behalf of the Company, and the Secretary (or relevant nominee), acting on behalf of the Company shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company.
28.3.
An instrument of transfer need not be executed by the transferee except to the extent required by the Companies Act. Any document which records the name of the transferor, the name of the transferee, the class and number of Shares agreed to be transferred and the date of the agreement to transfer the Shares, shall, once executed in accordance with this Article, be deemed to be a proper instrument of transfer for the purposes of section 94 of the Companies Act.

28.4.
The transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Board so determine.

28.5.
The Company, at its absolute discretion and insofar as the Companies Act or any other applicable law permits, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of Shares on behalf of the transferee of such Shares of the Company. If stamp duty resulting from the transfer of Shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled, but not required, to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those Shares or (iii) claim a first and permanent lien on the Shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid.

28.6.
Notwithstanding the provisions of these Articles and subject to any regulations made under section 1086 of the Companies Act or the 1990 Regulations (including any modification thereof or any regulations in substitution therefor made under the Companies Act or otherwise), title to any Shares in the Company may also be evidenced and transferred without a written instrument in accordance with section 1086 of the Companies Act or any regulations made thereunder or the 1990 Regulations (including any modification thereof or any regulations in substitution therefor made under the Companies Act or otherwise). The Board shall have power to permit any class of Shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

29.
The Board may, without assigning any reason for its decision, decline to register any transfer of any Share which is not a fully paid Share. The Board may also, without assigning any reason, refuse to register a transfer of any Share unless:

29.1.
the instrument of transfer is fully and properly completed and is lodged with the Company at the registered office or at such other place as the Board or the Secretary may specify accompanied by the certificate(s) for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

29.2.
the instrument of transfer is in respect of only one class of Shares;

29.3.
a registration statement under the Securities Act of 1933 (as amended) of the United States of America is in effect with respect to such transfer or such transfer is exempt from registration and, if requested by the Board, a written opinion from counsel reasonably acceptable to the Board is obtained to the effect that such transfer is exempt from registration;

29.4.
the instrument of transfer is properly stamped (in circumstances where stamping is required);

29.5.
in the case of a transfer to joint holders, the number of joint holders to which the Share is to be transferred does not exceed four;

29.6.
it is satisfied, acting reasonably, that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; and

29.7.
it is satisfied, acting reasonably, that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.

30.
If the Board shall refuse to register a transfer of any Share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of such refusal.

31.
The Company shall not be obligated to make any transfer to an individual under 18 years of age or to a person in respect of whom an order has been made by a competent court or official on the grounds that he or she is or may be suffering from mental disorder or is otherwise incapable of managing his or her affairs or under other legal disability.

32.
Upon every transfer of Shares, the certificate (if any) held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and subject to Article 20 a new certificate may be issued without charge to the transferee in respect of the Shares transferred to him or her, and if any of the Shares included in the certificate so given up shall be retained by the transferor, a new certificate in respect thereof may be issued to him or her without charge.

REDEMPTION AND REPURCHASE OF SHARES
33.
Subject to the provisions of Chapter 6 of Part 3 and Chapter 5 of Part 17 of the Companies Act and the other provisions of this Article 33, and without prejudice to Article 17, the Company may:

33.1.
pursuant to section 66(4) of the Companies Act, allot and issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as may be determined by the Board;

33.2.
redeem Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject as aforesaid, the Company may cancel any Shares so redeemed or may hold them as treasury shares (as defined by section 106(1) of the Companies Act) and re-issue such treasury shares as Shares of any class or classes or cancel them;

33.3.
subject to or in accordance with the provisions of the Companies Act and without prejudice to any relevant special rights attached to any class of Shares, pursuant to section 105 and Chapter 5 of Part 17 of the Companies Act, acquire any of its own Shares (including any Redeemable Shares and without any obligation to acquire on any pro rata basis as between Members or Members of the same class) and may cancel any Shares so acquired or hold them as treasury shares (as defined by section 106(1) of the Companies Act) and may re-issue any such Shares as Shares of any class or classes or cancel them; or

33.4.
convert any of its Shares into Redeemable Shares provided that the total number of Shares which shall be redeemable pursuant to this authority shall not exceed the limit in section 1071(b) of the Companies Act. No resolution of Members, whether special or otherwise, shall be required to be passed to convert any of the Company’s Shares into Redeemable Shares.

34.
The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Companies Act.

35.
The holder of the Shares being redeemed or purchased shall be bound to deliver up to the Company, at its registered office or such other place as the Board shall specify, the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him or her the purchase or redemption monies or consideration in respect thereof.
VARIATION OF RIGHTS OF SHARES
36.
Without prejudice to the authority conferred on the Directors pursuant to Article 17 to issue Preferred Shares in the capital of the Company, if at any time the share capital of the Company is divided into different classes or series of Shares, the rights attached to any class or series (unless otherwise provided by the terms of issue of the Shares of that class or series) may be varied or abrogated with the consent in writing of the holders of a majority of the issued Shares of that class or series entitled to vote on such variation or abrogation, or with the sanction of an Ordinary Resolution passed at a general meeting of the holders of the Shares of that class or series.

37.
The provisions of these Articles relating to general meetings of the Company shall apply mutatis mutandis to every such general meeting of the holders of one class or series of Shares except that the necessary quorum shall be one or more persons holding or representing by proxy at least a majority of the issued Shares of the class or series.

38.
The rights conferred upon the holders of the Shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class or series, be deemed to be varied by (i) the creation or issue of further Shares ranking pari passu therewith; (ii) a purchase or redemption by the Company of its own Shares; or (iii) the creation or issue for value (as determined by the Board) of further Shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them. For the avoidance of doubt:

38.1.
the issue, redemption or purchase of any of the 25,000 Euro Deferred Shares of €1.00 each or the 100,000,000 Preferred Shares of US$0.01 each shall not constitute a variation of the rights of the holders of Ordinary Shares; and

38.2.
the issue of Preferred Shares or any class or series of Preferred Shares which rank pari passu with, or junior to, any existing Preferred Shares or class or series of Preferred Shares shall not constitute a variation of the existing Preferred Shares or class or series of Preferred Shares.

LIEN ON SHARES
39.
The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all monies (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Board, at any time, may declare any Share to be wholly or in part exempt from the provisions of this Article 39. The Company’s lien on a Share shall extend to all monies payable in respect of it.

40.
The Company may sell in such manner as the Board determines any Share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen (14) clear days after notice demanding payment, stating that if the notice is not complied with the Share may be sold, has been given to the holder of the Share or to the person entitled to it by reason of the death, bankruptcy or insolvency of the holder or otherwise by operation of law or regulation (whether of Ireland or otherwise).

41.
To give effect to a sale, the Board may authorise some person to execute an instrument of transfer of the Share(s) sold to, or in accordance with, the directions of the transferee. The transferee shall be entered in the Register as the holder of the Share(s) comprised in any such transfer and he or she shall not be bound to see to the application of the purchase monies nor shall his or her title to the Share be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

42.
The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the Shares sold and subject to a like lien for any monies not presently payable as existed upon the Shares before the sale) shall be paid to the person entitled to the Shares at the date of the sale.
43.
Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any Shares registered in the Register as held either jointly or solely by any Members or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Member by the Company on, or in respect of, any Shares registered as mentioned above or for or on account or in respect of any Member and whether in consequence of:

(a)
the death of such Member;

(b)
the non-payment of any income tax or other tax by such Member;

(c)
the non-payment of any estate, probate, succession, death, stamp or other duty by the executor or administrator of such Member or by or out of his or her estate; or

(d)
any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of Shares renders the Company liable to make additional payments in respect of sums withheld on account of the foregoing):
43.1.
the Company shall be fully indemnified by such Member or his or her executor or administrator from all liability;

43.2.
the Company shall have a lien upon all dividends and other monies payable in respect of the Shares registered in the Register as held either jointly or solely by such Member for all monies paid or payable by the Company as referred to above in respect of such Shares or in respect of any dividends or other monies thereon or for or on account or in respect of such Member under or in consequence of any such law, together with interest at the rate of fifteen percent (15%) per annum (or such other rate as the Board may determine) thereon from the date of payment to date of repayment, and the Company may deduct or set off against such dividends or other monies so payable any monies paid or payable by the Company as referred to above together with interest at the same rate;

43.3.
the Company may recover as a debt due from such Member or his or her executor or administrator (wherever constituted) any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period referred to above in excess of any dividends or other monies then due or payable by the Company; and

43.4.
the Company may, if any such money is paid or payable by it under any such law as referred to above, refuse to register a transfer of any Shares by any such Member or his or her executor or administrator until such money and interest is set off or deducted as referred to above or, in the case that it exceeds the amount of any such dividends or other monies then due or payable by the Company, until such excess is paid to the Company.

44.
Subject to the rights conferred upon the holders of any class of Shares, nothing in Article 43 will prejudice or affect any right or remedy which any law may confer or purport to confer on the Company. As between the Company and every such Member as referred to above (and, his or her executor, administrator and estate, wherever constituted), any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES
45.
Subject to the terms of allotment, the Board may make calls upon the Members in respect of any monies unpaid on their Shares and each Member (subject to receiving at least fourteen (14) clear days’ notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his or her Shares. A call may be required or permitted to be paid in instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part, and payment of a call may be postponed in whole or in part.
46.
A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

47.
A person on whom a call is made shall (in addition to a transferee) remain liable notwithstanding the subsequent transfer of the Share in respect of which the call is made.

48.
The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

49.
If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the Share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Companies Act), but the Board may waive payment of the interest wholly or in part.

50.
An amount payable in respect of a Share on allotment or at any fixed date, whether in respect of nominal value or by way of premium, shall be deemed to be a call and, if it is not paid, the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.

51.
Subject to the terms of allotment, the Board may make arrangements on the issue of Shares for a difference between the holders in the amounts and times of payment of calls on their Shares.

52.
The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the monies uncalled and unpaid upon any Shares held by him or her, and upon all or any of the monies so advanced may pay (until the same would, but for such advance, become payable) interest at such rate as may be agreed upon between the Directors and the Member paying such sum in advance.

FORFEITURE
53.
If a Member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on him or her requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

54.
The notice shall state a further day (not earlier than the expiration of fourteen (14) clear days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed, the Shares in respect of which the call was made will be liable to be forfeited.

55.
If the requirements of any such notice as aforesaid are not complied with, then at any time thereafter before the payment required by the notice has been made, any Shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Shares and not paid before forfeiture. The Board may accept a surrender of any Share liable to be forfeited hereunder.

56.
On the trial or hearing of any action for the recovery of any money due for any call, it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the Shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the Member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

57.
A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal, such a Share is to be transferred to any person, the Board may authorise some person to execute an instrument of transfer of the Share to that person. The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and thereupon he or she shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall his or her title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.
58.
A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but nevertheless shall remain liable to pay to the Company all monies which, at the date of forfeiture, were payable by him or her to the Company in respect of the Shares, without any deduction or allowance for the value of the Shares at the time of forfeiture but his or her liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the Shares.

59.
A statement in writing that the maker of the statement is a Director or the Secretary of the Company, and that a Share in the Company has been duly forfeited on the date stated in the statement, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share.

60.
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the nominal value of the Share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

61.
The Directors may accept the surrender of any Share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered Share shall be treated as if it has been forfeited.

NON-RECOGNITION OF TRUSTS
62.
The Company shall not be obligated to recognise any person as holding any Share upon any trust (except as is otherwise provided in these Articles or to the extent required by law) and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any Share, or any interest in any fractional part of a Share, or (except only as is otherwise provided by these Articles or the Companies Act) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder. This shall not preclude the Company from requiring the Members or a transferee of Shares to furnish the Company with information as to the beneficial ownership of any Share when such information is reasonably required by the Company.

TRANSMISSION OF SHARES
63.
If a Member dies, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he or she was a sole holder or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to his or her interest in the Shares; but nothing herein contained shall release the estate of any deceased holder from any liability in respect of any Share which had been jointly held by him or her solely or jointly with other persons.

64.
A person becoming entitled to a Share in consequence of the death, bankruptcy, liquidation or insolvency of a Member, or otherwise becoming entitled to a Share by operation of any law, directive or regulation (whether of Ireland, the European Union, or any other jurisdiction) may elect, upon such evidence of title being produced as the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose) may reasonably require at any time and from time to time, and subject as further provided in this Article, either to become the holder of the Share or to have some person nominated by him or her registered as the transferee of such Share. If he or she elects to become the holder of the Share, he or she shall give notice to the Company to that effect and, where the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose) are satisfied with the evidence of title produced to them, they may register such person as the holder of the Share, subject to the other provisions of these Articles and of the Companies Act. If he or she elects to have another person registered as the transferee of the relevant Share, he or she shall execute an instrument of transfer of the Share to that person. All of these Articles relating to the transfer of Shares shall apply to the notice or instrument of transfer as if it were an instrument of transfer executed by the relevant Member and the event giving rise to the entitlement of the relevant person to the Shares had not occurred.
65.
A person becoming entitled to a Share by transmission shall have the rights to which he or she would be entitled if he or she were the holder of the Share (including the right to receive and give a valid discharge for any dividends, distributions or other moneys payable on or in respect of the Share), except that, before being registered as the holder of the Share, he or she shall not be entitled in respect of it to receive notices of, or to attend or vote at, any meeting of the Company or at any separate meeting of holders of any class of Shares in the Company. The Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose), at any time, may give notice requiring any such person to elect either to be registered himself or herself as the holder of the Share or to transfer the Share and, if the notice is not complied with within ninety (90) days, the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose) thereupon may withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

AMENDMENT OF MEMORANDUM OF ASSOCIATION;
CHANGE OF LOCATION OF REGISTERED OFFICE; AND
ALTERATION OF CAPITAL
66.
The Company may by Ordinary Resolution (or as otherwise provided in these Articles, or determined by the Board or permitted under applicable law):

66.1.
divide its share capital into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;

66.2.
increase the authorised share capital by such sum to be divided into Shares of any nominal value;

66.3.
consolidate and divide all or any of the Shares into Shares of a larger nominal value than the existing Shares;

66.4.
subdivide the Shares, or any of them, into Shares of a smaller nominal value, so however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived (and so that the Board may determine that, as between the holders of the Shares resulting from such sub-division, one or more of the Shares may have, as compared with the others, any such preferred, deferred or other rights or be subject to any such restrictions as the Company has power to attach to unissued or new Shares);

66.5.
cancel any Shares which have not been taken or agreed to be taken by any person and diminish the amount of the Company’s share capital by the amount of the Shares so cancelled;

66.6.
increase the nominal value of any of the Shares by the addition to them of any undenominated capital;

66.7.
reduce the nominal value of any of the Shares by the deduction from them of any part of that value, subject to the crediting of the amount of the deduction to undenominated capital, other than the share premium account;

66.8.
convert any undenominated capital into Shares for allotment as bonus shares to holders of existing Shares; and/or

66.9.
subject to applicable law, change the currency denomination of its share capital.

67.
Subject to the provisions of the Companies Act, the Company may:

67.1.
by Special Resolution (or as otherwise required or permitted by applicable law) change its name, alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles;
67.2.
by Special Resolution (or as otherwise required or permitted by these Articles and applicable law (including, without limitation, section 83 of the Companies Act)) reduce its issued share capital and any capital redemption reserve fund, share premium account or undenominated capital account. In relation to such reductions, the Company may by Special Resolution (or as otherwise required or permitted by these Articles and applicable law) determine the terms upon which the reduction is to be effected, including in the case of a reduction of part only of any class of Shares, those Shares to be affected; and

67.3.
by resolution of the Directors, change the location of its registered office.

68.
Where any difficulty arises in regard to any alteration or reorganisation of the share capital of the Company, the Board may settle the same as they think expedient and in particular, may arrange to sell any Shares representing fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale in due proportion among those Members, and the Board may authorise any person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his or her title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE
69.
For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, the Board may provide, subject to the requirements of section 174 of the Companies Act, that the Register of Members shall be closed for transfers at such times and for such periods, not exceeding in the whole thirty (30) days in each year, as it may determine. If the Register of Members shall be so closed for the purpose of determining Members entitled to notice of, or to vote at, a meeting of Members, such Register of Members shall be so closed for at least five (5) days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.

70.
In lieu of, or apart from, closing the Register of Members, the Board may fix in advance a date as the record date (a) for any such determination of Members entitled to notice of or to vote at a meeting of the Members, which record date shall not be more than sixty (60) days before the date of such meeting, and (b) for the purpose of determining the Members entitled to receive payment of any dividend or other distribution, or in order to make a determination of Members for any other proper purpose, which record date shall not be more than sixty (60) days prior to the date of payment of such dividend or other distribution or the taking of any action to which such determination of Members is relevant.

71.
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles shall be the record date for such determination of Members. Where a determination of Members entitled to vote at any meeting of Members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the adjourned meeting, if they think fit.

GENERAL MEETINGS
72.
The Board shall convene and the Company shall hold annual general meetings in accordance with the requirements of the Companies Act.

73.
The Board may, whenever it thinks fit, and shall, on the requisition in writing of Members holding such number of Shares as is prescribed by, and made in accordance with the Companies Act, convene a general meeting in the manner required by the Companies Act. All general meetings other than annual general meetings shall be called extraordinary general meetings. Where any provision of the

Companies Act confers rights on the members of a company to convene a general meeting without first directing the board of directors to convene a general meeting and expresses such rights to apply save where a company’s articles of association or constitution provides otherwise, such rights shall not apply to the Members of the Company.
74.
The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notice calling it. Not more than fifteen (15) months shall elapse between the date of one annual general meeting of the Company and that of the next. Each general meeting shall be held at such time and place as designated by the Board and as specified in the notice of meeting. Subject to section 176 of the Companies Act, all general meetings may be held outside of Ireland.

75.
The Board may authorise the Secretary to postpone or cancel any general meeting called in accordance with the provisions of these Articles (other than a meeting requisitioned by the Members in accordance with the Companies Act or the postponement or cancellation of which would be contrary to the Companies Act, law or a Court order pursuant to the Companies Act) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for any postponed meeting shall be given to each Member in accordance with the provisions of these Articles.

NOTICE OF GENERAL MEETINGS
76.
Subject to the provisions of the Companies Act allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called on at least twenty-one (21) clear days’ notice and all other extraordinary general meetings shall be called on at least fourteen (14) clear days’ notice. Such notice shall state the date, time, place of the meeting and the general nature of the business to be considered. Every notice shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the Shares on any Exchange.

77.
A general meeting of the Company shall, whether or not the notice specified in Article 76 has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if applicable law so permits and it is so agreed by the Auditors and by all the Members entitled to attend and vote thereat or by their proxies.

78.
The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given in any manner permitted by these Articles to all Members.

79.
There shall appear with reasonable prominence in every notice of general meeting of the Company a statement that a Member entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of him or her and that a proxy need not be a Member of the Company.

80.
The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting.

81.
In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate the notice or any resolution passed or any proceeding at any such meeting. A Member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of Shares in the Company will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

PROCEEDINGS AT GENERAL MEETINGS
82.
The business of annual general meetings shall include:

82.1.
the consideration of the Company’s statutory financial statements and the report of the Directors and the report of the Auditors on those statements and that report;

82.2.
the review by the Members of the Company’s affairs;

82.3.
the appointment or re-appointment of Auditors;

82.4.
the authorisation of the Directors to approve the remuneration of the Auditors; and

82.5.
the election and re-election of Directors.

83.
No business shall be transacted at any general meeting unless a quorum is present. One or more Members present in person or by proxy (whether or not such Member actually exercises his voting rights in whole, in part or at all at the relevant general meeting) holding not less than a majority of the issued and outstanding Shares of the Company entitled to vote at the meeting in question shall be a quorum.

84.
If within 15 minutes (or such longer time not exceeding one hour as the Chairperson of the meeting may decide to wait) after the time appointed for the holding of the meeting a quorum is not present, or if during the meeting a quorum ceases to be present, the meeting (i) if convened on the requisition of Members, shall be dissolved; and (ii) in any other case, shall stand adjourned to the same day in the next week or to such other day and at such other time and place as the Chairperson (or, in default, the Board) may, subject to the provisions of the Companies Act, determine. If at such adjourned meeting a quorum is not present within 15 minutes after the time appointed for holding it the adjourned meeting shall be dissolved.

85.
If the Board wishes to make this facility available to Members for any or all general meetings of the Company, a Member may participate in any general meeting of the Company by means of a telephone, video, electronic or similar communication equipment by way of which all persons participating in such meeting can communicate with each other simultaneously and instantaneously and such participation shall be deemed to constitute presence in person at the meeting.

86.
Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.

87.
The Chairperson, or in his absence, some other Director nominated by the Directors shall preside at every general meeting of the Company, but if at any meeting neither the Chairperson, nor such other Director, is present within fifteen minutes after the time appointed for the holding of the meeting, or if none of them are willing to act as Chairperson, the Directors present shall choose some Director present to be Chairperson, or if no Director is present, or if all the Directors present decline to take the chair, the Members present shall choose some Member present to be Chairperson.

88.
The Chairperson of the meeting may, and shall if so directed by the meeting (upon the passage of an Ordinary Resolution), adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished, or which might have been transacted, at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting. Without prejudice to any other power of adjournment which the Chairperson of the meeting may have under these Articles, at common law or otherwise, the Chairperson may, without the consent of the meeting, adjourn the meeting from time to time (or indefinitely) and from place to place if he or she decides that it is necessary or appropriate to do so in order to: (a) secure the proper and orderly conduct of the meeting (b) give all persons entitled to do so an opportunity of attending the meeting (c) give all persons entitled to do so a reasonable opportunity of speaking and voting at the meeting or (d) ensure that the business of the meeting is properly concluded or disposed of, including (without limitation) for the purpose of determining the result of a poll.
89.
89.1.
Subject to the Companies Act, a resolution may only be put to a vote at a general meeting of the Company or of any class of Members if:

(a)
it is specified in the notice of meeting;

(b)
it is proposed by or at the direction of the Board;

(c)
it is proposed at the direction of a court of competent jurisdiction;

(d)
it is proposed pursuant to, and in accordance with, the procedures and requirements of Article 90 or 155;

(e)
it is proposed on the requisition in writing of such number of Members as is prescribed by, and is made in accordance with, section 178(3) of the Companies Act;

(f)
the Chairperson of the meeting decides that the resolution may properly be regarded as within the scope of the meeting; or

(g)
it has not been withdrawn by the Chairperson in accordance with Article 89.2.

89.2.
The Chairperson of the meeting may, at his sole discretion, withdraw any resolution to be put to a vote at a general meeting of the Company or of any class of Members and such withdrawal shall not invalidate the proceedings of such meeting and shall be without prejudice to any other resolutions to be put to a vote at such general meeting of the Company or any class of Members.

89.3.
No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the Chairperson of the meeting decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

89.4.
If the Chairperson of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his or her ruling. Any ruling by the Chairperson of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

90.
90.1.
For business to be properly requested by a Member to be brought before a general meeting, (other than nominations of directors, which may only be made in accordance with Article 155.1) the Member must:

(a)
be a Member of the Company at the time of the giving of the notice for such general meeting;

(b)
be entitled to vote at such meeting; and

(c)
have given timely and proper notice in writing to the Secretary in accordance with this Article 90.

90.2.
To be timely for an annual general meeting, a Member’s notice to the Secretary must be delivered to or mailed and received at the registered office of the Company (i) with respect to the first annual general meeting, not later than the 10th day following the day on which public announcement of the date of such annual general meeting is first made by the Company and (ii) with respect to all other annual general meetings, not less than ninety (90) days nor (except for shareholder proposals subject to Rule14a-8(a)(3)(i) of the Exchange Act) more than one hundred and twenty (120) days prior to the first anniversary of the date of the notice convening the preceding year’s annual general meeting provided, however, that if the date of the annual general meeting is changed by more than thirty (30) days from the first anniversary date of the preceding year’s annual general meeting, the Member’s notice must be so received not earlier than one hundred and twenty (120) days prior to such annual general meeting and not later than the close of business on the later of (x) the 90th day prior to such annual general meeting or (y) the 10th day following the day on which a public announcement of the date of the annual general meeting is first made. In no event shall the adjournment or postponement of any annual general meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Member’s notice to the Secretary pursuant to this Article 90.2.
90.3.
To be timely for a general meeting (other than an annual general meeting), a Member’s notice to the Secretary must be delivered to or mailed and received at the registered office of the Company not less than ninety (90) days nor (except for shareholder proposals subject to Rule14a-8(a)(3)(i) of the Exchange Act) more than one hundred and twenty (120) days prior to the date of such meeting or, if the first public announcement of the date of such meeting is less than 100 days prior to the date of such meeting, the 10th day following the date on which public announcement is first made of the date of the general meeting. In no event shall the adjournment or postponement of any general meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Member’s notice to the Secretary pursuant to this Article 90.3.

90.4.
To be in proper written form, a Member’s notice shall set forth as to each matter such Member proposes to bring before the meeting:

(a)
a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;

(b)
the name and address, as they appear in the Register of Members, of such Member;

(c)
the class and number of Shares of the Company which are beneficially owned by the Member and by any other person on whose behalf such business is raised; and

(d)
any material interest of the Member, or of any other person on whose behalf such business is raised, in such business.

90.5.
The Chairperson shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

91.
Except where a greater majority is required by the Companies Act or where these Articles provide otherwise, any question proposed for a decision of the Members at any general meeting of the Company or a decision of any class of Members at a separate meeting of any class of Shares shall be decided by an Ordinary Resolution.

92.
At any general meeting, a resolution put to the vote of the meeting shall be decided on a poll. The Board or the Chairperson may determine the manner in which the poll is to be taken and the manner in which the votes are to be counted.

93.
A poll demanded on the election of the Chairperson or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the Chairperson of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

94.
No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll, a Member entitled to more than one vote need not use all his or her votes or cast all the votes he or she uses in the same way.

95.
If authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic and/or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic or telephonic submission has been authorised by the Member or proxy.

96.
The Board may adopt such rules, regulations and procedures for the conduct of any meeting of the Members as it deems appropriate. Except to the extent inconsistent with any applicable rules, regulations or procedures adopted by the Board, the Chairperson of any meeting may adopt such rules, regulations and procedures for the meeting, and take such actions with respect to the conduct of the meeting, as the Chairperson of the meeting deems appropriate. The rules, regulations and procedures adopted may include, without limitation, ones that (i) establish an agenda or order of business, (ii) are intended to maintain order and safety at the meeting, (iii) contain limitations on attendance at or participation in the meeting to Members of record of the Company, their duly authorised proxies or such other persons as the Chairperson of the meeting shall determine, (iv) contain restrictions on entry to the meeting after the time fixed for its commencement and (v) limit the time allotted to Member questions or comments.

VOTES OF MEMBERS
97.
Subject to any rights or restrictions for the time being attached to any class or classes of Shares, every Member present in person or by proxy shall have one vote for each Share registered in his or her name in the Register of Members.

98.
In the case of joint holders of record the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

99.
A Member of unsound mind, a Member who has made an enduring power of attorney, or in respect of whom an order has been made by any court, having jurisdiction in cases of unsound mind, may vote by his or her committee, donee of an enduring power of attorney, receiver, guardian or other person appointed by the foregoing court, and any such committee, donee of an enduring power of attorney, receiver, guardian or other persons appointed by the foregoing court may vote by proxy.

100.
No Member shall be entitled to vote at any general meeting unless he or she is registered as a Member on the record date for such meeting.

101.
No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairperson of the general meeting whose decision shall be final and conclusive.

102.
Unless the Board decides otherwise, no Member shall be entitled to be present or vote at any meeting either personally or by proxy until such Member has paid all calls due and payable on every Share held by him or her whether alone or jointly with any other person together with interest and expenses (if any) to the Company.

103.
Section 193 of the Companies Act will not apply to the Company and no resolutions in writing may be validly passed by the Members.

PROXIES AND CORPORATE REPRESENTATIVES
104.
Votes may be given either personally or by proxy. A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting and may appoint a proxy to vote both in favour of and against the same resolution in such proportion as specified in the instrument appointing the proxy.

105.
105.1.
Every Member entitled to attend and vote at a general meeting may appoint a proxy to attend,

speak and vote on his or her behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy or corporate representative shall be in such form and may be accepted by the Company at such place and at such time as may be specified in the notice convening the meeting or in any other information sent to the Members by or on behalf of the Board in relation to the meeting, subject to applicable requirements of the United States Securities and Exchange Commission and any Exchange on which the Shares are listed.
105.2.
Without limiting the foregoing, the Board or the Secretary may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. For the avoidance of doubt, such appointments of proxy made by electronic or internet communications (as permitted by the Board or the Secretary) will be deemed to be deposited at the place specified for such purpose once received by the Company. The Board or the Secretary may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as deposited at the place specified for such purpose. The Board may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Member as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Member.

106.
Any body corporate which is a Member of the Company may authorise such person or persons as it thinks fit to act as its representative at any meeting of the Company or of any class of Members of the Company and the person or persons so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he or she represents as that body corporate could exercise if it were an individual Member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person or persons to act as the representative of the relevant body corporate.

107.
An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

108.
Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a Member from attending and voting at the meeting or at any adjournment thereof which attendance and voting will automatically cancel any proxy previously submitted.

109.
An appointment of proxy shall be valid, unless the contrary is stated therein, for any adjournment of the meeting as well as for the meeting to which it relates.

110.
A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the Share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no notice in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the registered office before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts.

111.
The Board may send, at the expense of the Company and subject to applicable law (including the rules and regulations of the United States Securities and Exchange Commission), by post, electronic mail or otherwise, to the Members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

DIRECTORS
112.
The number of Directors on the Board shall be not less than two (2) nor more than 12. The authorised number of Directors (within such fixed maximum and fixed minimum numbers) shall be determined solely by the Board and, for the avoidance of doubt, shall not require approval or ratification by the Company in general meeting.
113.
The remuneration to be paid to the Directors shall be such remuneration as the Directors in their sole discretion shall determine. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Board from time to time, or a combination partly of one such method and partly the other. The amount, rate or basis of the remuneration or expenses to be paid to the Directors shall not require approval or ratification by the Company in general meeting. A Director is expressly permitted (for the purposes of section 228(1)(d) of the Companies Act) to use the Company’s property pursuant to or in connection with: the exercise or performance of his duties, functions and powers as Director or employee; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorised by the Directors (or a person authorised by the Directors) from time to time; and including in each case for a Director’s own benefit or for the benefit of another person.

114.
The Board may approve additional remuneration to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

115.
The salary or remuneration of a Director appointed to hold employment or executive office may be a fixed sum of money, or wholly or in part governed by business done or profits made, or as otherwise decided by the Board (including, for the avoidance of doubt, by the Board acting through a duly authorised Board committee), and may be in addition to or instead of a fee payable to such Director for his or her services as Director pursuant to these Articles.

116.
Members of special or standing committees may be allowed like compensation for service on any such committees or for attending committee meetings, or both.

DIRECTORS’ AND OFFICERS’ INTERESTS
117.
A Director or an officer of the Company who is in any way, whether directly or indirectly, interested in a contract, transaction or arrangement or proposed contract, transaction or arrangement with the Company shall, in accordance with section 231 of the Companies Act, declare the nature of his or her interest at the first opportunity either (a) at a meeting of the Board at which the question of entering into the contract, transaction or arrangement is first taken into consideration, if the Director or officer of the Company knows this interest then exists, or in any other case, at the first meeting of the Board after learning that he or she is or has become so interested or (b) by providing a general notice to the Directors declaring that he or she is a Director or an officer of, or has an interest in, a person and is to be regarded as interested in any transaction or arrangement made with that person, and after giving such general notice it shall not be necessary to give special notice relating to any particular transaction.

118.
A Director may hold any other office or place of profit under the Company (other than the office of its Auditors) in conjunction with his or her office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine.

119.
Nothing in section 228(1)(e) of the Companies Act shall restrict a Director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles. It shall be the duty of each Director to obtain the prior approval of the Board, before entering into any commitment permitted by sections 228(1)(e)(ii) and 228(2) of the Companies Act.

120.
A Director may act by himself or herself or by his or her firm in a professional capacity for the

Company (other than as its Auditors) and he or she or his or her firm shall be entitled to remuneration for professional services as if he or she were not a Director.
121.
A Director may be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of any other entity or otherwise interested in any entity promoted by the Company or in which the Company may be interested as member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a Director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of such other entity; provided that he or she has declared the nature of his or her position with, or interest in, such entity to the Board in accordance with Article 117 and this has been approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.

122.
No person shall be disqualified from the office of Director or from being an officer of the Company or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or officer of the Company shall be in any way interested be or be liable to be avoided, nor shall any Director or officer of the Company so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director or officer of the Company holding office or of the fiduciary relation thereby established; provided that:

122.1.
he or she has declared the nature of his or her interest in such contract or transaction to the Board in accordance with Article 117; and

122.2.
the contract or transaction is approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.

123.
A Director may be counted in determining the presence of a quorum at a meeting of the Board which authorises or approves the contract, transaction or arrangement in which he or she is interested and he or she shall be at liberty to vote in respect of any contract, transaction or arrangement in which he or she is interested, provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him or her in accordance with Article 117, at or prior to its consideration and any vote thereon.

124.
For the purposes of Article 117:

124.1.
a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified;

124.2.
an interest of which a Director has no knowledge and of which it is unreasonable to expect him or her to have knowledge shall not be treated as an interest of his or hers; and

124.3.
a copy of every declaration made and notice given under Article 117 shall be entered within three (3) days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, the Auditors or Member of the Company at the registered office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

POWERS AND DUTIES OF DIRECTORS
125.
The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Companies Act or by these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these Articles and to the provisions of the Companies Act.

No resolution made by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.
126.
The Board shall have the power to appoint and remove officers and executives on such terms as the Board sees fit and to give such titles and delegate such responsibilities to those officers and executives as it sees fit.

127.
The Company may exercise the powers conferred by section 44 of the Companies Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

128.
Unless otherwise ordered by the Board, the chief executive officer shall have the authority to exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as he or she thinks fit and in particular they may exercise their voting powers in favour of any resolution appointing the directors or any of them as director or officers of such other company or providing for the payment of remuneration or pensions to the directors or officers of such other company. The Board may from time to time confer like powers upon any other person or persons.

129.
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

130.
The Directors may from time to time authorise such person or persons as they see fit to perform all acts, including, without prejudice to the foregoing, to effect a transfer of any shares, bonds, or other evidences of indebtedness or obligations, subscription rights, warrants, and other securities in another company in which the Company holds an interest and to issue the necessary powers of attorney for the same; and each such person is authorised on behalf of the Company to vote such securities, to appoint proxies with respect thereto, and to execute consents, waivers and releases with respect thereto, or to cause any such action to be taken.

131.
The Board may exercise all powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds or such other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

132.
The Directors may procure the establishment and maintenance of or participate in, or contribute to, any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary or holding company of the Company or of any predecessor in business of the Company or any such subsidiary or holding company and the wives, husbands, widows, widowers, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well-being of the Company or of any such other company as aforesaid or its Members, and payments for or towards the issuance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object; provided that any Director shall be entitled to retain any benefit received by him or her under this Article 132, subject only, where the Companies Act requires, to disclosure to the Members and the approval of the Company in general meeting.

133.
The Board may from time to time provide for the management of the affairs of the Company in such manner as it shall think fit and the specific delegation provisions contained in the Articles shall not limit the general powers conferred by these Articles.

MINUTES
134.
The Board shall cause minutes to be made in books kept for the purpose of all (i) appointments of officers and committees made by the Board (ii) resolutions and proceedings at meetings of (a) the Company or of the holders of any class of Shares and (b) the Board and of committees of the Board, including in each case the names of the Directors and others present at each meeting. Any such minutes, if signed by the Chairperson of the meeting at which the proceedings were held or by the Chairperson of the next succeeding meeting or the Secretary, shall be prima facie evidence of the matters stated in them.
DELEGATION OF THE BOARD’S POWERS
135.
The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors and/or (if thought fit) one or more other persons. The Board may also delegate to any Director, officer or member of the management of the Company or any of its subsidiaries such of its powers as it considers desirable to be exercised by him or her. The Board may also designate one or more persons as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers, and may be revoked or altered. Subject to any such conditions, the proceedings of a committee shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying. Each committee shall keep regular minutes and report to the Board when required. Unless otherwise determined by the Board, the quorum necessary for the transaction of any business at any committee meeting shall be a majority of the members of such committee. Where a provision of the Articles refers to the exercise of a power, authority or discretion by the Board and that power, authority or discretion has been delegated by the Board to a committee, the provision shall be construed as permitting the exercise of the power, authority or discretion by the committee.

136.
The Board may, by power of attorney or otherwise, appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.

137.
The Board may, by power of attorney or otherwise, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Board may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him or her.

CHAIRPERSON AND EXECUTIVE OFFICERS
138.
The Board may elect any Director as Chairperson of the Board and determine the period for which he or she is to hold office.

139.
In addition to the Chairperson, the Directors and the Secretary, the Company may appoint such other officers, including executive officers, as the Board may from time to time determine and, without limitation to the foregoing, the Board may appoint any person (whether or not a Director) to fill the following positions: chief executive officer, chief financial officer, general counsel, president, treasurer and controller. Any person may hold more than one of the foregoing positions.

140.
Any person elected or appointed pursuant to Articles 138 and 139 shall hold his or her office or other position for such period and on such terms as the Board may determine and the Board may revoke or vary any such election or appointment at any time by resolution of the Board. Any such revocation or variation shall be without prejudice to any claim for damages that such person may have against the Company or the Company may have against such person for any breach of any contract of service between him or her and the Company which may be involved in such revocation or variation. If any such office or other position becomes vacant for any reason, the vacancy may be filled by the Board.

141.
Except as provided in the Companies Act or these Articles, the powers and duties of any person elected or appointed to any office or executive or official position pursuant to Articles 138 and 139 shall be such as are determined from time to time by the Board.

142.
Any officer may resign at any time by giving written notice to the Company. The resignation is effective without acceptance when the notice is given to the Company, unless a later effective date is specified in the notice.

143.
The use of the word “officer”, “director” (save where the relevant person is a Director for the purposes of these Articles) (or similar words) in the title of any executive or other position shall not be deemed to imply that the person holding such executive or other position is an “officer” or “director” of the Company within the meaning of the Companies Act.

PROCEEDINGS OF DIRECTORS
144.
Except as otherwise provided by these Articles, the Directors shall meet together for the despatch of business, convening, adjourning and otherwise regulating their meetings and procedures as they think fit. Questions arising at any meeting shall be decided by a majority of votes of the Directors present at a meeting at which there is a quorum. Each Director shall have one vote.

145.
Regular meetings of the Board may be held at such times and places as may be provided for in resolutions adopted by the Board. No additional notice of a regularly scheduled meeting of the Board shall be required.

146.
A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors by at least 24 hours’ notice (or, if notice is mailed, at least four calendar days’ notice) in writing to every Director, unless notice is waived by all the Directors either at, before or after the meeting is held and, provided further, if notice is given in person, by telephone, cable, telex, telecopy or email, the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organisation, as the case may be. The accidental omission to give notice of a meeting of the Directors to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting. The presence of a Director at a meeting of the Directors shall be deemed to be a waiver of any failure to give due notice of such meeting unless such Director states that he or she is not waiving any such failure promptly following the calling to order of such meeting. Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to such Director personally or by word of mouth or sent in writing to his or her last known address or any other address given to the Company by such Director for such purpose or given by electronic communications to an address for the time being notified to the Company by the Director. In this Article “address,” in relation to documents in electronic form, includes any number or address used for the supply of documents in electronic form.

147.
The quorum necessary for the transaction of the business of the Board shall be a majority of the Directors in office. If a quorum shall not be present at any meeting of the Board, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

148.
The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the minimum number of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose. If there are no Director or Directors able or willing to act, any two Members may summon a general meeting for the purpose of appointing Directors. Any Director so appointed shall hold office (subject to these Articles) only until the dissolution of the annual general meeting next following such appointment unless such Director is re-elected during such meeting.

149.
If no Chairperson is elected, or if at any meeting the Chairperson is not present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be the Chairperson of the meeting or proceed without a Chairperson of the meeting.

150.
All acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.

151.
Members of the Board or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the telephone call or similar communication was initiated.

152.
A resolution or other document in writing (in electronic form or otherwise), signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors, and to vote on the relevant resolution or matter, shall be as valid and effectual as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the content of documents.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS
153.
The office of a Director shall be vacated ipso facto:

153.1.
on the death of a Director;

153.2.
if he or she resigns his or her office, on the date on which notice of his or her resignation is delivered to the registered office or tendered at a meeting of the Board or on such later date as may be specified in such notice;

153.3.
if he or she ceases to be a Director by virtue of any provision of the Companies Act, is removed from office pursuant to these Articles or the Companies Act or becomes prohibited by law from being a Director;

153.4.
if he or she becomes bankrupt, has an interim receiving order made against him or her, makes any arrangement or compounds with his or her creditors generally or applies to the court for an interim order in connection with a voluntary arrangement under any legislation relating to insolvency;

153.5.
if the health of the director is such that, in the opinion of a majority of the other Directors, he or she can no longer be reasonably regarded as possessing adequate decision making capacity;

153.6.
in the case of a Director who holds executive office, his or her appointment to such office is terminated or expires and the Board resolves that such Director’s office be vacated;

153.7.
if he or she is absent, without permission of the Board, from Board meetings for six consecutive months and the Board resolves that his or her office be vacated; or

153.8.
if the Director is requested to resign in writing by not less than a majority of the other Directors.

154.
A resolution of the Board declaring a Director to have vacated office pursuant to this Article shall be conclusive as to the fact and grounds of vacation stated in the resolution.

APPOINTMENT, ROTATION, REMOVAL AND NOMINATION OF DIRECTORS
155.
155.1.
No person shall be appointed a Director unless nominated in accordance with the provisions of this Article 155. Nominations of persons for election to the Board at a general meeting may be made:

(a)
by or at the direction of the Board or a committee thereof;

(b)
with respect to election at a general meeting, by any Member who holds Shares carrying the general right to vote at general meetings of the Company, who is a Member at the time of the giving of the required notice of the relevant general meeting provided for in these Articles and at the time of the relevant general meeting, and who has given timely and proper notice in writing to the Secretary in accordance with Article 155.2 and 155.3;

(c)
with respect to election at an extraordinary general meeting requisitioned in accordance with section 178(3) of the Companies Act, by a Member or Members who hold Shares carrying the general right to vote at general meetings of the Company and who make such nomination in the written requisition of the extraordinary general meeting in accordance with these Articles, including Article 155.3, and the provisions of the Companies Act relating to nominations of Directors and the proper bringing of special business before an extraordinary general meeting,

(sub-clauses (b) and (c) being the exclusive means for a Member to make nominations of persons for election to the Board).
155.2.
For nominations of persons for election as Directors at a general meeting to be timely, a Member’s notice must comply with the requirements of Article 90.2 or 90.3 (as applicable).

155.3.
To be in proper written form, a Member’s notice for nomination(s) of person(s) for election pursuant to Article 155.1(b), or in the case of nomination(s) of person(s) for election pursuant to Article 155.1(c), a Member’s written requisition of the extraordinary general meeting, must, in addition to any other applicable requirements, set forth:

(a)
as to each person whom the Member proposes to nominate for election or re-election as a Director, all information relating to such person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A of the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(b)
as to the Member giving the notice and each beneficial owner, if different, on whose behalf the nomination is made:

(i)
the name and address of such Member (as they appear on the Company’s Register of Members) and each such beneficial owner; and

(i)
the class and number of Shares in the Company which each such Member and each such beneficial owner is the registered or beneficial owner of.

155.4.
The Chairperson of the meeting shall determine whether a nomination was made in accordance with the procedures prescribed by these Articles, and if he or she should determine that such nomination was not made in accordance with such procedures, he or she shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. Any such ruling by the Chairperson of the meeting shall be final and conclusive.

155.5.
The Company may require any proposed nominee to furnish such other information as it may reasonably require, including the completion of any questionnaires, to determine the eligibility of such proposed nominee to serve as a Director of the Company and the impact that such service would have on the ability of the Company to satisfy the requirements of laws, rules, regulations and listing standards applicable to the Company or its Directors.
156.
At every annual general meeting of the Company, all of the Directors shall retire from office unless re-elected in accordance with Article 157. A Director retiring at a meeting shall retain office until the close of that meeting (including any adjournment thereof). Each Director shall be eligible to stand for re-election at an annual general meeting.

157.
Directors will be elected by way of Ordinary Resolution of the Company in general meeting, provided that if the number of Director nominees exceeds the number of Directors (as determined by the Board) to be elected at such meeting (a “contested election”), each of those nominees shall be voted upon as a separate resolution and the Directors shall be elected by a plurality of the votes of the Shares present in person or represented by proxy at any such meeting and entitled to vote on the election of Directors. For the purposes of this Article 157, “elected by a plurality” means the election of those Director nominees, equal in number to the number of positions to be filled at the relevant general meeting (as determined by the Board), that received the highest number of votes in the contested election. Cumulative voting is prohibited in the election of Directors.

158.
Notwithstanding any other provision of these Articles, the directors may appoint a person who is willing to act to be a Director, either to fill a casual vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed the number fixed by or in accordance with these Articles as the maximum number of Directors. A casual vacancy will include, without limitation, a vacancy that results from the death, resignation, retirement, disqualification or removal of a Director.

159.
The Company may, by Ordinary Resolution, of which notice has been given in accordance with section 146 of the Companies Act, remove any Director before the expiration of his or her period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him or her and the Company.

SECRETARY
160.
The Board shall appoint the Secretary and may appoint one or more persons to be a joint, deputy or Assistant Secretary at such remuneration (if any) and on such terms as the Board sees fit and any person so appointed may be removed by the Board at any time.

161.
The duties of the Secretary shall be those prescribed by the Companies Act, together with such other duties as shall from time to time be prescribed by the Board, and in any case, shall include the making and keeping of records of the votes, doings and proceedings of all meetings of the Members and the Board of the Company, and committees, and the authentication of records of the Company.

162.
A provision of the Companies Act or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

SEAL
163.
Company may, if the Board so determines, have a Seal (including any official seals kept pursuant to the Companies Act) which shall only be used by the authority of the Board or of a committee of the Board authorised by the Board in that regard and every instrument to which the Seal has been affixed shall be signed by any person who shall be either a Director or the Secretary or some other person authorised by the Board, either generally or specifically, for the purpose.

164.
The Company may have for use in any place or places outside Ireland a duplicate Seal or Seals, each of which shall be a duplicate of the Seal of the Company, except, in the case of a seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word “Securities” and, if the Board so determines, with the addition on its face of the name of every place where it is to be used.

DIVIDENDS, DISTRIBUTIONS AND RESERVES
165.
The Company in general meeting may by Ordinary Resolution declare dividends, but no dividends shall exceed the amount recommended by the Board. Subject to the Companies Act, the Board may, from time to time, pay such interim dividends as appear to it to be justified by the profits of the Company available for distribution. The Board may direct that any dividend declared by the Company in general meeting or by the Board in accordance with these Articles may be paid wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways. Where any difficulty arises in regard to such distribution, the Board may settle the same as they think expedient, and in particular may issue fractional certificates or ignore fractions, fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Board.

166.
Subject to the Companies Act, the Board may from time to time declare dividends (including interim dividends) and distributions on Shares outstanding and authorise payment of the same out of the funds of the Company lawfully available therefore and in any currency chosen at its discretion.

167.
The Board may, before recommending or declaring any dividends or distributions, set aside such sums as it thinks proper as a reserve or reserves which shall, as directed by the Board, be applicable for any purpose of the Company and pending such application may, as directed by the Board, be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to dividend or distribute.

168.
No dividend, interim dividend or distribution shall be paid otherwise than in accordance with the provisions of section 117 of the Companies Act.

169.
Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends or distributions, if dividends or distributions are to be declared on a class of Shares, they shall be declared and paid according to the amounts paid or credited as paid on the Shares of such class outstanding on the record date for such dividend or distribution as determined in accordance with these Articles.

170.
The Directors may deduct from any dividend payable to any Member all sums of money (if any) immediately payable by him or her to the Company in relation to his or her Shares.

171.
Any dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by cheque or warrant sent through the post, or sent by any electronic or other means of payment, directed to the registered address of the holder or, in the case of joint holders, to the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant, electronic or other payment shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any Member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

172.
No dividend or distribution shall bear interest against the Company.

173.
All unclaimed dividends or other monies payable by the Company in respect of a Share may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. If the Directors so resolve, subject to applicable law, any dividend which has remained unclaimed for twelve (12) years from the date of its declaration shall be forfeited and cease to remain owing by the Company.

The payment by the Directors of any unclaimed dividend or other monies payable in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.
174.
If, in respect of a dividend or other amount payable in respect of a Share (i) a cheque, warrant or money order is returned undelivered or left uncashed or (ii) a transfer made by or through a bank transfer system and/or other funds transfer system(s) fails or is not accepted, on two consecutive occasions, or one occasion and reasonable enquiries have failed to establish another address or account of the person entitled to the payment, the Company shall not be obliged to send or transfer a dividend or other amount payable in respect of such Share to such person until he or she notifies the Company of an address or account to be used for such purpose.

CAPITALISATION
175.
Without prejudice to any powers conferred on the Directors as aforesaid, and subject to the Board’s authority to issue and allot Shares under Article 7, the Board may:

175.1.
resolve to capitalise an amount standing to the credit of reserves (including, without limitation, a share premium account, undenominated capital account, capital redemption reserve and profit and loss account), whether or not available for distribution;

175.2.
appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of Shares held by them respectively and apply that sum on their behalf in or towards paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Members (or as the Board may direct) in those proportions, or partly in one way and partly in the other, but the share premium account, undenominated capital account, capital redemption reserve and profits that are not available for distribution may, for the purposes of this Article 175, only be applied in paying up unissued Shares to be allotted to Members credited as fully paid;

175.3.
make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve, including that where Shares or debentures become distributable in fractions, the Board may deal with the fractions as it thinks fit;

175.4.
authorise a person to enter (on behalf of all the Members concerned) into an agreement with the Company providing for the allotment to the Members respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation and any such agreement made under this authority being effective and binding on all those Members; and

175.5.
generally do all acts and things required to give effect to the resolution of the Board.

176.
Any such capitalisation will not require approval or ratification by the Members of the Company.

ACCOUNTS
177.
The Board shall, in accordance with Chapter 2 of Part 6 of the Companies Act, cause to be kept adequate accounting records, whether in the form of documents, electronic form or otherwise, that:

177.1.
correctly record and explain the transactions of the Company;

177.2.
will at any time enable the financial position of the Company to be determined with reasonable accuracy;

177.3.
will enable the Board to ensure that any financial statements of the Company comply with the requirements of the Companies Act;

177.4.
will record all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company; and

177.5.
will enable the financial statements of the Company to be readily and properly audited.

178.
Accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its Members or persons nominated by any Member. The Company may meet, but shall be under no obligation to meet, any request from any of its Members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its Members.

179.
The accounting records shall be kept at the registered office of the Company or, subject to the provisions of the Companies Act, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

180.
Accounting records shall not be deemed to be kept as required by Articles 177 to 179 if there are not kept such accounting records as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

181.
In accordance with the provisions of the Companies Act, the Board may from time to time cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

182.
A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one (21) clear days before the date of the annual general meeting, to every person entitled under the provisions of the Companies Act to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.

AUDIT
183.
Auditors shall be appointed and their duties regulated in accordance with Part 6, Chapter 18 of the Companies Act or any statutory amendment thereof, any other applicable law and such requirements not inconsistent with the Companies Act as the Board may from time to time determine.

NOTICES
184.
Any notice to be given, served, sent or delivered pursuant to these Articles shall be in writing (whether in electronic form or otherwise).

184.1.
A notice or document to be given, served, sent or delivered in pursuance of these Articles, and the annual report of the Company, may be given to, served on or delivered to any Director, Member or committee member by the Company:

(a)
by handing same to their authorised agent;

(b)
by delivering same to their registered address;

(c)
by sending same by the post in a pre-paid cover addressed to their registered address; or

(d)
by sending, with the consent of the Director, Member or committee member to the extent required by law, same by means of electronic mail or other means of electronic communication approved by the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose), to the address of the Director, Member or committee member notified to the Company by the Director, Member or committee member for such purpose (or if not so notified, then to the address of the Director, Member or committee member last known to the Company). A notice or document may be sent by electronic means to the fullest extent permitted by the Companies Act.

184.2.
For the purposes of these Articles and the Companies Act, a document, including the Company’s financial statements and the directors’ and auditor’s reports thereon, shall be deemed to have been sent to a Director, Member or committee member if a notice is given, served, sent or delivered to the Director, Member or committee member and the notice specifies the website or hotlink or other electronic link at or through which the Director, Member or committee member may obtain a copy of the relevant document.
184.3.
Where a notice or document is given, served or delivered pursuant to sub-paragraph 184.1(a) or 184.1(b) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the Director, Member or committee member or his or her authorised agent, or left at his or her registered address (as the case may be).

184.4.
Where a notice or document is given, served or delivered pursuant to sub-paragraph 184.1(c) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four (24) hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

184.5.
Where a notice or document is given, served or delivered pursuant to sub-paragraph 184.1(d) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of forty-eight (48) hours after despatch.

184.6.
Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a Member shall be bound by a notice given as aforesaid if sent to the last registered address of such Member, or, in the event of notice given or delivered pursuant to sub-paragraph 184.1(d), if sent to the address notified to the Company by the Member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such Member.

184.7.
Notwithstanding anything contained in this Article to the contrary, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction.

184.8.
Any requirement in these Articles for the consent of a Member in regard to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s annual report, statutory financial statements and the Directors’ and auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the Member informing him or her of its intention to use electronic communications for such purposes and the Member has not, within four (4) weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a Member has given, or is deemed to have given, his/her consent to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, she/he may revoke such consent at any time by requesting the Company to communicate with him or her in documented form; provided, however, that such revocation shall not take effect until five (5) days after written notice of the revocation is received by the Company. No such consent shall be necessary, and to the extent it is necessary, such consent shall be deemed to have been given, if electronic communications are permitted to be used under the rules and regulations of the United States Securities and Exchange Commission or any Exchange on which the Shares or other securities of the Company are listed.

184.9.
Without prejudice to the provisions of sub-paragraphs 184.1(a) and 184.1(b) of this Article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined below) and such notice shall be deemed to have been duly served on all Members entitled thereto at noon (New York time) on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website. A “public announcement” shall mean disclosure in a press release reported by a financial news service or in a document publicly filed by the Company with the United States Securities and Exchange Commission pursuant to sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

185.
Notice may be given by the Company to the joint holders of a Share by giving the notice to the joint holder whose name stands first in the Register in respect of the Share and notice so given shall be sufficient notice to all the joint holders.

186.
186.1.
Every person who becomes entitled to a Share shall, before his or her name is entered in the Register in respect of the Share, be bound by any notice in respect of that Share which has been duly given to a person from whom he or she derives his or her title.

186.2.
A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

187.
The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

188.
A Member present, either in person or by proxy, at any meeting of the Company or the holders of any class of Shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

UNTRACED HOLDERS
189.
189.1.
Subject to applicable law, the Company shall be entitled to sell, at the best price reasonably obtainable, any Share or stock of a Member or any Share or stock to which a person is entitled by transmission if and provided that:

(a)
for a period of twelve (12) years (not less than three (3) dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the Member or to the person entitled by transmission to the Share or stock at his or her address on the Register or other than the last known address given by the Member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the Member or the person entitled by transmission; and

(b)
at the expiration of the said period of twelve (12) years, the Company has given notice by advertisement in a leading newspaper circulating in the area in which the address referred to in paragraph (a) of this Article is located of its intention to sell such Share or stock; and

(c)
the Company has not during the further period of three (3) months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the Member or person entitled by transmission.

189.2.
To give effect to any such sale, the Company may appoint any person to execute as transferor an instrument of transfer of such Share or stock and such instrument of transfer shall be as effective as if it had been executed by the Member or person entitled by transmission to such Share or stock. The Company shall account to the Member or other person entitled to such Share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such Member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

189.3.
To the extent necessary in order to comply with any laws or regulations to which the Company is subject in relation to escheatment, abandonment of property or other similar or analogous laws or regulations (“Applicable Escheatment Laws”), the Company may deal with any Share of any Member and any unclaimed cash payments relating to such Share in any manner which it sees fit, including transferring or selling such Share and transferring to third parties any unclaimed cash payments relating to such Share.
189.4.
The Company may only exercise the powers granted to it in paragraph 189.1 above in circumstances where it has complied with, or procured compliance with, the required procedures (as set out in the Applicable Escheatment Laws) with respect to attempting to identify and locate the relevant member of the Company.

189.5.
Any stock transfer form to be executed by the Company in order to sell or transfer a Share pursuant to article 189.1 may be executed in accordance with Article 28.1.

DESTRUCTION OF DOCUMENTS
190.
Subject to applicable law, the Company may destroy:

190.1.
any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two (2) years from the date such mandate variation, cancellation or notification was recorded by the Company;

190.2.
any instrument of transfer of Shares which has been registered, at any time after the expiry of six (6) years from the date of registration; and

190.3.
any other document on the basis of which any entry in the Register was made, at any time after the expiry of six (6) years from the date an entry in the Register was first made in respect of it;

and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:
(a)
the foregoing provisions of this Article shall apply only to the destruction of a document in good faith and without express notice to the Company (by a Member or a court) that the preservation of such document was relevant to a claim;

(b)
nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(c)
references in this Article to the destruction of any document include references to its disposal in any manner.

WINDING UP
191.
If the Company shall be wound up and the assets available for distribution among the Members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the Shares held by them respectively. If in a winding up the assets available for distribution among the Members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the Members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said Shares held by them respectively. Notwithstanding the foregoing, this Article shall not affect the rights of the Members holding Shares issued upon special terms and conditions.

191.1.
In case of a sale by the liquidator under section 601 of the Companies Act, the liquidator may by the contract of sale agree so as to bind all the Members, for the allotment to the Members directly, of the proceeds of sale in proportion to their respective interests in the Company and may further, by the contract, limit a time at the expiration of which obligations or Shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Members conferred by the said section.

191.2.
The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

192.
If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Companies Act, may divide amongst the Members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he or she determines, but so that no Member shall be compelled to accept any assets upon which there is a liability.

INDEMNITY
193.
193.1.
Subject to the provisions of, and so far as may be permitted by, the Companies Act, every Director and Secretary shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties or in relation thereto, or in his or her capacity as an officer, including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as a director, an officer or employee of the Company and in which judgement is given in his or her favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his or her part) or in which he or she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

193.2.
As far as permissible under the Companies Act, the Company shall indemnify any current or former Official (excluding any Director or Secretary in respect only of their role as Director or Secretary of the Company) against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Enterprise in respect of which the Official serves or has served as an Official, to which he or she was, is, or is threatened to be, made a party by reason of the fact that he or she is or was such an Official, provided always that the indemnity contained in this Article 193.2 shall not extend to any matter which would render it void pursuant to the Companies Act.

193.3.
In the case of any threatened, pending or completed action, suit or proceeding by or in the right of an Enterprise in respect of which a current or former Official serves or has served, the Company shall indemnify, to the fullest extent permitted by the Companies Act, each person indicated in Article 193.2 against expenses, including attorneys’ fees actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the relevant Enterprise unless and only to the extent that the Court or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court shall deem proper.
193.4.
As far as permissible under the Companies Act, expenses, including attorneys’ fees, incurred in defending any action, suit or proceeding referred to in this Article shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of a written affirmation by or on behalf of the Director, Secretary, Official or other indemnitee of a good faith belief that the criteria for indemnification have been satisfied and a written undertaking to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorised by these Articles.

193.5.
It being the policy of the Company that indemnification of the persons specified in this Article shall be made to the fullest extent permitted by law, the indemnification provided by this Article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Memorandum, Articles, any agreement, any insurance purchased by the Company, any vote of Members or disinterested Directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, (b) of the power of any Enterprise to indemnify any Official, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth with respect to a Director, Secretary or Official or (c) of any amendments or replacements of the Companies Act which permit for greater indemnification of the persons specified in this Article and any such amendment or replacement of the Companies Act shall hereby be incorporated into these Articles. As used in this Article 193.5, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or any predecessor to the Company by consolidation or merger was involved. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director, executive, officer or trustee and shall inure to the benefit of the heirs, executors, and administrators of such a person.

193.6.
The Directors shall have power to purchase and maintain for any Director, the Secretary or other officers or employees of the Company insurance against any such liability as referred to in section 235 of the Companies Act and such insurance in respect of Officials as the Directors deem to be appropriate.

193.7.
The Company may additionally indemnify any employee or agent of the Company or any director, executive, officer, employee or agent of any of its subsidiaries to the fullest extent permitted by law.

FINANCIAL YEAR
194.
The financial year of the Company shall be as prescribed by the Board from time to time.

SHAREHOLDER RIGHTS PLAN
195.
The Board is hereby expressly authorised to adopt any shareholder rights plan, or similar plan, agreement or arrangement pursuant to which, under circumstances provided therein, some or all Members will have rights to acquire Shares or interests in Shares, upon such terms and conditions as the Board deems expedient and in the best interests of the Company.

BUSINESS COMBINATION
196.
196.1.
The Company may not engage in any business combination, or vote, consent, or otherwise act to authorise a subsidiary of the Company to engage in any business combination, with, with respect to, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, any interested Member of the

Company or any affiliate or associate of the interested Member for a period of three (3) years following the date that the Member became an interested Member unless:
(a)
prior to the date that the Member became an interested Member, the business combination was approved by a committee of the Board formed in accordance with Article 196.3; or

(b)
at or following the date that the Member became an interested Member, the business combination is approved by a committee of the Board formed in accordance with Article 196.3 and is authorized by a Special Resolution of the Members. In determining whether the Special Resolution has been adopted by the general meeting, votes cast with respect to Shares of interested Members and their affiliates and associates shall not be taken into account.

196.2.
If a good faith definitive proposal regarding a business combination is made in writing to the Board, a committee of the Board formed in accordance with Article 196.3 shall consider and take action on the proposal and respond in writing within thirty (30) days after receipt of the proposal by the Company, setting forth its decision regarding the proposal.

196.3.
When a business combination is proposed pursuant to this Article 196, the Board shall promptly form a committee composed solely of one or more disinterested Directors. The committee shall take action on the proposal by the affirmative vote of a majority of committee members. No larger proportion or number of votes shall be required. Notwithstanding anything in these Articles to the contrary, subject to applicable law, the committee shall not be subject to any direction or control by the Board with respect to the committee’s consideration of, or any action concerning, a business combination pursuant to this Article 196. If the Board has no disinterested Directors, the Board shall select three or more disinterested persons to be committee members. Committee members shall act in accordance with the standard of conduct applicable to the Directors and shall be indemnified in accordance with Article 193. For purposes of this Article 196.3, a Director or person is “disinterested” if the Director or person is neither an officer nor an employee, nor has been an officer or employee within five (5) years preceding the formation of the committee pursuant to this Article 196.3, of the Company or of a related company.

196.4.
This Article 196 may only be amended by Special Resolution. In determining whether the relevant resolution has been approved by the requisite majority, votes cast with respect to Shares of interested Members and their affiliates and associates shall not be taken into account. Notwithstanding any such amendment, unless determined otherwise by the Board, this Article 196 (as its stands prior to any such amendment) shall apply to any business combination of the Company with an interested Member who became an interested Member before the effective date of the amendment of this Article 196.

196.5.
As used in this Article 196 only, the term:

(i)
“affiliate” means a person that directly or indirectly controls, is controlled by, or is under common control with, a specified person;

(ii)
“associate”, when used to indicate a relationship with any person, means any of the following:

(a)
any company of which the person is an officer or partner or is, directly or indirectly, the beneficial owner of fifteen percent (15%) or more of any class or series of shares entitled to vote or other equity interest;

(b)
any trust or estate in which the person has a substantial beneficial interest or as to which the person serves as trustee or executor or in a similar fiduciary capacity; or

(c)
any relative or spouse of the person, or any relative of the spouse, residing in the home of the person;

(iii)
“beneficial owner”, when used with respect to shares or other securities, includes, but is not limited to, any person who, directly or indirectly through any written or oral agreement, arrangement, relationship, understanding, or otherwise, has or shares the power to vote, or direct the voting of, the shares or securities or has or shares the power to dispose of, or direct the disposition of, the shares or securities, except that:
(a)
a person shall not be deemed the beneficial owner of shares or securities tendered pursuant to a tender or exchange offer made by the person or any of the person’s affiliates or associates until the tendered shares or securities are accepted for purchase or exchange; and

(b)
a person shall not be deemed the beneficial owner of shares or securities with respect to which the person has the power to vote or direct the voting arising solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Exchange Act and is not then reportable under that act on a Schedule 13D or comparable report, or, if the company is not subject to the rules and regulations under the Exchange Act, would have been required to be made and would not have been reportable if the company had been subject to the rules and regulations;

(iv)
“beneficial ownership” includes, but is not limited to, the right to acquire shares or securities through the exercise of options, warrants, or rights, or the conversion of convertible securities, or otherwise. The shares or securities subject to the options, warrants, rights, or conversion privileges held by a person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares or securities of the class or series owned by the person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class or series owned by any other person. A person shall be deemed the beneficial owner of shares and securities beneficially owned by any relative or spouse of the person or any relative of the spouse, residing in the home of the person, any trust or estate in which the person owns fifteen percent (15%) or more of the total beneficial interest or serves as trustee or executor or in a similar fiduciary capacity, any company in which the person owns fifteen percent (15%) or more of the equity, and any affiliate of the person.

When two or more persons act or agree to act as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, owning, or voting shares or other securities of a company, all members of the partnership, syndicate, or other group are deemed to constitute a “person” and to have acquired beneficial ownership, as of the date they first so act or agree to act together, of all shares or securities of the company beneficially owned by the person;
(v)
“business combination” means any of the following:

(a)
any merger, acquisition, scheme of arrangement or amalgamation of the Company or any subsidiary of the Company with (1) the interested Member or (2) any other company (whether or not itself an interested Member of the Company) that is, or after the merger would be, an affiliate or associate of the interested Member, but excluding (x) the merger of a wholly owned subsidiary of the Company into the Company, (y) the merger of two or more wholly owned subsidiaries of the Company, or (z) the merger of a company, other than an interested Member or an affiliate or associate of an interested Member, with a wholly owned subsidiary of the Company pursuant to which the surviving company, immediately after the merger, becomes a wholly owned subsidiary of the Company;

(b)
any exchange of Shares or other securities of the Company or any subsidiary of the Company or money, or other property, for shares, other securities, money, or property of (1) the interested Member or (2) any other company (whether or not itself an interested Member of the Company) that is, or after the exchange would be, an affiliate or associate of the interested Member, but excluding the exchange of shares of a company, other than an interested Member or an affiliate or associate of an interested Member, pursuant to which the company, immediately after the exchange, becomes a wholly owned subsidiary of the Company;
(c)
any sale, lease, exchange, mortgage, pledge, transfer, or other disposition (in a single transaction or a series of transactions), other than sales of goods or services in the ordinary course of business, to or with the interested Member or any affiliate or associate of the interested Member, other than to or with the Company or a wholly owned subsidiary of the Company, of assets of the Company or any subsidiary of the Company (1) having an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the assets, determined on a consolidated basis, of the Company, (2) having an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the outstanding Shares of the Company, or (3) representing ten percent (10%) or more of the earning power or net income, determined on a consolidated basis, of the Company, except a cash dividend or distribution paid or made pro rata to all Members of the Company;

(d)
the issuance or transfer by the Company or any subsidiary of the Company (in a single transaction or a series of transactions) of any shares of, or other ownership interests in, the Company or any subsidiary of the Company that have an aggregate market value equal to five percent (5%) or more of the aggregate market value of all the outstanding Shares of the Company to the interested Member or any affiliate or associate of the interested Member, except pursuant to the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all Members of the Company other than for the purpose, directly or indirectly, of facilitating or effecting a subsequent transaction that would have been a business combination if the dividend or distribution had not been made;

(e)
the adoption of any plan or proposal for the liquidation or dissolution of the Company, or any reincorporation of the Company in another jurisdiction, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the interested Member or any affiliate or associate of the interested Member;

(f)
any reclassification of securities (including, without limitation, any bonus shares or share split, reverse share split, or other distribution of shares in respect of shares), recapitalisation of the Company, merger of the Company with any subsidiary of the Company, exchange of Shares of the Company with any subsidiary of the Company, or other transaction (whether or not with or into or otherwise involving the interested Member), proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the interested Member or any affiliate or associate of the interested Member, that has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of shares entitled to vote, or securities that are exchangeable for, convertible into, or carry a right to acquire shares entitled to vote, of the Company or any subsidiary of the Company that is, directly or indirectly, owned by the interested Member or any affiliate or associate of the interested Member, except as a result of immaterial changes due to fractional share adjustments; or

(g)
any receipt by the interested Member or any affiliate or associate of the interested Member of the benefit, directly or indirectly (except proportionately as a Member of the Company), of any loans, advances, guarantees, pledges, or other financial assistance, or any tax credits or other tax advantages provided by or through the Company or any subsidiary of the Company;

(vi)
“company” means a corporation, limited liability company, partnership, limited partnership, joint venture, association, business trust, estate, trust, enterprise, and any other legal or commercial entity;

(vii)
“control”, including the terms “controlling”, “controlled by”, and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person’s beneficial ownership of fifteen percent (15%) or more of the voting power of a company’s outstanding shares entitled to vote in the election of directors creates a presumption that the person has control of the company. Notwithstanding the foregoing, a person is not considered to have control of a company if the person holds voting power, in good faith, as an agent, bank, broker, nominee, custodian, or trustee for one or more beneficial owners who do not individually or as a group have control of the company;
(viii)
“governing body” means the body of a company selected by its owners that has the ultimate power to determine the company’s policies and control its activities;

(ix)
“interested Member” means any person (including for this purpose any persons acting in concert with that person (as that term is defined in the Takeover Rules issued pursuant to the Irish Takeover Panel Act 1997)) that is (1) the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the outstanding Shares entitled to vote of the Company or (2) an affiliate or associate of the Company that, at any time within the three (3) year period immediately before the date on which it is sought to be determined whether such person is an interested Member, was the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the then outstanding Shares entitled to vote of the Company.

If a person who has not been a beneficial owner of fifteen percent (15%) or more of the voting power of the outstanding Shares entitled to vote of the Company immediately prior to an acquisition of Shares by, or recapitalisation of, the Company or similar action shall become a beneficial owner of fifteen percent (15%) or more of the voting power solely as a result of the share acquisition, recapitalisation, or similar action, the person shall not be deemed to be the beneficial owner of fifteen percent (15%) or more of the voting power for purposes of (1) or (2) above, unless:
(a)
the share acquisition, recapitalisation, conversion, or similar action was proposed by or on behalf of, or pursuant to any agreement, arrangement, relationship, understanding, or otherwise (whether or not in writing) with, the person or any affiliate or associate of the person; or

(b)
the person thereafter acquires beneficial ownership, directly or indirectly, of outstanding Shares entitled to vote of the Company and, immediately after the acquisition, is the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the outstanding Shares entitled to vote of the Company.

(x)
an “interested Member” does not include:

(a)
the Company or any of its subsidiaries;

(b)
a savings, employee stock ownership, or other employee benefit plan of the Company or its subsidiary, or a fiduciary of the plan when acting in a fiduciary capacity pursuant to the plan; or

(c)
a licensed broker/dealer or licensed underwriter who (1) purchases Shares of the Company solely for purposes of resale to the public and (2) is not acting in concert with an interested Member.

Shares beneficially owned by a plan described in clause (b) or by a fiduciary of a plan described in clause (b), pursuant to the plan, are not deemed to be beneficially owned by a person who is a fiduciary of the plan;
(xi)
“market value”, when used in reference to shares or other property of any company, means the following:

(a)
in the case of shares, the average closing sale price of a share during the thirty (30) trading days immediately preceding the date in question:

(1)
on the composite tape for NASDAQ Stock Market listed shares; or

(2)
if the shares are not quoted on the composite tape or not listed on the NASDAQ Stock Market, on the principal United States securities exchange registered under Exchange Act on which the shares are listed; or

(3)
if the shares are not listed on any such exchange, on any system then in use.

If no quotation under clauses (1) through (3) is available, then the market value is the fair market value on the date in question of the shares as determined in good faith by the governing body of the company.
(b)
in the case of property other than cash or shares, the fair market value of the property on the date in question as determined in good faith by the governing body of the company.

(xii)
“parent” of a specified company means a company that directly, or indirectly through related companies, owns more than fifty percent (50%) of the voting power of the shares or other ownership interests entitled to vote for directors or other members of the governing body of the specified company;

(xiii)
“person” includes a natural person and a company;

(xiv)
“related company” of a specified company means:

(a)
a parent or subsidiary of the specified company;

(b)
another subsidiary of a parent of the specified company;

(c)
a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified company;

(d)
a limited liability company having more than fifty percent (50%) of the voting power of its membership interests entitled to vote for members of its governing body owned directly or indirectly by the specified company;

(e)
a limited liability company having more than fifty percent (50%) of the voting power of its membership interests entitled to vote for members of its governing body owned directly or indirectly either (1) by a parent of the specified company or (2) a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified company; or

(f)
a company having more than fifty percent (50%) of the voting power of its shares entitled to vote for directors owned directly or indirectly by a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified company;

(xv)
“security” means a note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in a profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, put, call, straddle, option, or privilege on a security, certificate of deposit, or group or index of securities, including an interest therein or based on the value thereof, put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, an interest or instrument commonly known as a “security”; or a certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing. The term:
(a)
includes both a certificated and an uncertificated security;

(b)
does not include an insurance or endowment policy or annuity contract under which an insurance company promises to pay a fixed or variable sum of money either in a lump sum or periodically for life or other specified period;

(c)
does not include an interest in a contributory or noncontributory pension or welfare plan subject to the United States Employee Retirement Income Security Act of 1974, as amended;

(d)
includes as an “investment contract,” among other contracts, an interest in a limited partnership and a limited liability company and an investment in a viatical settlement or similar agreement; and

(e)
does not include any equity interest of a closely held corporation or other entity with not more than thirty-five (35) holders of the equity interest of such entity offered or sold pursuant to a transaction in which one hundred percent (100%) of the equity interest of such entity is sold as a means to effect the sale of the business of the entity if the transaction has been negotiated on behalf of all purchasers and if all purchasers have access to inside information regarding the entity before consummating the transaction; and

(xvi)
“subsidiary” of a specified company means a company having more than fifty percent (50%) of the voting power of its shares or other ownership interests entitled to vote for directors or other members of the governing body of the company owned directly, or indirectly through related companies, by the specified company.

Appendix B
NABRIVA THERAPEUTICS plc
2020 SHARE INCENTIVE PLAN
1.   Purpose
The purpose of this 2020 Share Incentive Plan (the “Plan”) of Nabriva Therapeutics plc, a public limited company organized under the laws of the Republic of Ireland (the “Company”), is to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s shareholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the United States Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).
2.   Eligibility
All of the Company’s employees, as well as any non-employee service providers solely to the extent approved by the Board and set forth in a sub-plan established pursuant to Section 12(e) hereof, are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan, including any sub-plan of the Plan, is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Shares (as defined in Section 7), RSUs (as defined in Section 7) and Other Share-Based and Other Cash-Based Awards (as defined in Section 8). Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.
3.   Administration and Delegation
(a)   Administration by Board of Directors.   The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.
(b)   Appointment of Committees.   To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.
(c)   Delegation to Officers.   Subject to any requirements of applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

4.   Shares Available for Awards
(a)   Number of Shares; Share Counting.
(1)   Authorized Number of Shares.   Subject to adjustment under Section 10, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Share Options (as defined in Section 5(b)) for up to 1,837,500 ordinary shares of the Company (the “Ordinary Shares”). Ordinary Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
(2)   Share Counting.   For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a):
(A)   all Ordinary Shares covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants a SAR in tandem with an Option for the same number of Ordinary Shares and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;
(B)   if any Award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of Ordinary Shares subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Ordinary Shares not being issued (including as a result of a SAR that was settleable either in cash or in shares actually being settled in cash), the unused Ordinary Shares covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Share Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of a SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;
(C)   Ordinary Shares delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase Ordinary Shares upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and
(D)   Ordinary Shares repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.
(b)   Substitute Awards.   In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or shares of an entity, the Board may grant Awards in substitution for any options or other shares or share-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1), except as may be required by reason of Section 422 and related provisions of the Code.
5.   Share Options
(a)   General.   The Board may grant options to purchase Ordinary Shares (each, an “Option”) and determine the number of Ordinary Shares to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.

(b)   Incentive Share Options.   An Option that the Board intends to be an “incentive share option” as defined in Section 422 of the Code (an “Incentive Share Option”) shall only be granted to employees of Nabriva Therapeutics plc, any of Nabriva Therapeutics plc’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Share Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Share Option shall be designated a “Nonstatutory Share Option.” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Share Option is not an Incentive Share Option or if the Company converts an Incentive Share Option to a Nonstatutory Share Option.
(c)   Exercise Price.   The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined provided that in all cases it will not be less than the nominal value of an Ordinary Share. The exercise price shall be specified in the applicable Option agreement which may be electronic. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Ordinary Shares on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of an Ordinary Share for purposes of the Plan will be determined as follows:
(1)   if the Ordinary Shares trade on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or
(2)   if the Ordinary Shares do not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or
(3)   if the Ordinary Shares are not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise.
For any date that is not a trading day, the Grant Date Fair Market Value of an Ordinary Share for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.
The Board has sole discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the participants’ agreement that the Administrator’s determination is conclusive and binding even though others might make a different determination.
(d)   Duration of Options.   Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.
(e)   Exercise of Options.   Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Ordinary Shares subject to the Option will be delivered by the Company as soon as practicable following exercise.
(f)   Payment Upon Exercise.   Ordinary Shares purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1)   in cash or by check, payable to the order of the Company;
(2)   except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
(3)   to the extent provided for in the applicable Option agreement or approved by the Board, and subject to compliance with applicable law, by delivery (either by actual delivery or attestation) of Ordinary Shares owned by the Participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Ordinary Shares, if acquired directly from the Company, were owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Ordinary Shares are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
(4)   to the extent provided for in the applicable Nonstatutory Share Option agreement or approved by the Board, and subject to compliance with applicable law, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of an Ordinary Share (valued in the manner determined by (or in a manner approved by) the Board) on the date of exercise;
(5)   to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; or
(6)   by any combination of the above permitted forms of payment.
(g)   Limitation on Repricing.   Unless such action is approved by the Company’s shareholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of Ordinary Shares and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of an Ordinary Share (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market (“NASDAQ”).
(h)   No Reload Options.   No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.
(i)   No Dividend Equivalents.   No Option shall provide for the payment or accrual of dividend equivalents.
6.   Share Appreciation Rights
(a)   General.   The Board may grant Awards consisting of share appreciation rights (“SARs”) entitling the holder, upon exercise, to receive a number of Ordinary Shares or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of an Ordinary Share (valued in the manner determined by (or in a manner approved by) the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date. The SAR agreement may be in written or electronic form.
(b)   Measurement Price.   The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair

Market Value of an Ordinary Share on the date the SAR is granted; provided that if the Board approves the grant of a SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.
(c)   Duration of SARs.   Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.
(d)   Exercise of SARs.   SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.
(e)   Limitation on Repricing.   Unless such action is approved by the Company’s shareholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of Ordinary Shares and having a measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Ordinary Shares (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ.
(f)   No Reload SARs.   No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.
(g)   No Dividend Equivalents.   No SAR shall provide for the payment or accrual of dividend equivalents.
7.   Restricted Shares; RSUs
(a)   General.   The Board may grant Awards entitling recipients to acquire Ordinary Shares (“Restricted Shares”), subject to the right of the Company to repurchase (in accordance with applicable law and the award agreement) all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive Ordinary Shares or cash to be delivered at the time such Award vests (“RSUs”).
(b)   Terms and Conditions for Restricted Shares and RSUs.   The Board shall determine the terms and conditions of Restricted Shares and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any. The award agreement with respect to Restricted Shares or RSUs, as applicable, may be in written or electronic form.
(c)   Additional Provisions Relating to Restricted Shares.
(1)   Dividends.   Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, shares or property) declared and paid by the Company with respect to Restricted Shares (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of shares or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying Restricted Shares. No interest will be paid on Unvested Dividends.
(2)   Share Certificates.   The Company may require that any share certificates issued in respect of Restricted Shares, as well as dividends or distributions paid on such Restricted Shares, shall be deposited in escrow by the Participant, together with a share power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.
(d)   Additional Provisions Relating to RSUs.
(1)   Settlement.   Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each RSU, the Participant shall be entitled to receive from the Company the number of Ordinary Shares specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined by (or in a manner approved by) the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”).
(2)   Voting Rights.   A Participant shall have no voting rights with respect to any RSUs.
(3)   Dividend Equivalents.   The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding Ordinary Shares (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or Ordinary Shares and shall be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid, in each case to the extent provided in the Award agreement. No interest will be paid on Dividend Equivalents.
8.   Other Share-Based and Other Cash-Based Awards
(a)   General.   The Board may grant other Awards of Ordinary Shares, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Ordinary Shares or other property (“Other Share-Based Awards”). Such Other Share-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Share-Based Awards may be paid in Ordinary Shares or cash, as the Board shall determine. The Board may also grant Awards under the Plan that are denominated in, or settled in, cash rather than in Ordinary Shares (“Other Cash-Based Awards”)
(b)   Terms and Conditions.   Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Share-Based Award or other Cash-Based Award, including any purchase price applicable thereto.
(c)   Dividend Equivalents.   The Award agreement for an Other Share-Based Award or an Other Cash-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or Ordinary Shares and shall be subject to the same restrictions on transfer and forfeitability as the Other Share-Based Award or Other Cash-Based Award with respect to which paid, in each case to the extent provided in the Award agreement. No interest will be paid on Dividend Equivalents.
9.   Performance Awards.
(a)   Grants.   Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).
(b)   Performance Measures.   The Board may specify that the degree of granting, vesting and/or payout of an Award shall be subject to the achievement of one or more objective performance measures, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board: net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, share price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives, total shareholder return or any other performance measure selected by the Board. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board may specify that such performance measures shall be adjusted to exclude any one or more of (i) non-recurring or unusual gains or losses, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, (v) fluctuation in foreign currency exchange rates, (vi) charges for restructuring and rationalization programs or (vii) any other adjustment determined by the Board. Such performance measures: (x) may vary by Participant and may be different for different Awards; (y) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Board; and (z) shall be set by the Board at such time as it determines in its discretion.
(c)   Adjustments.   Notwithstanding any provision of the Plan, the Board may adjust, upwards or downwards, the number of shares or cash payable pursuant to such Award, and the Board may waive the achievement of the applicable performance measures in any circumstance, including in the case of the death or disability of the Participant or a change in control of the Company.
(d)   Other.   The Board shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate.
10.   Adjustments for Changes in Ordinary Shares and Certain Other Events
(a)   Changes in Capitalization.   In the event of any alteration or reorganization whatsoever taking place in the capital structure of the Company whether by way of share split, reverse share split, share dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Ordinary Shares other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules set forth in Section 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Shares and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Share-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Ordinary Shares by means of a share dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such share dividend shall be entitled to receive, on the distribution date, the share dividend with respect to the Ordinary Shares acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such share dividend.
(b)   Reorganization Events.
(1)   Definition.   A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Ordinary Shares of the Company are converted into or exchanged for the right to receive cash, securities or other property or is canceled, (b) any transfer or disposition of all of the Ordinary Shares of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company. For the avoidance of doubt, any one or more of the above events may be effected pursuant to (A) a compromise or arrangement sanctioned by the court under Chapter 1 of Part 9 of the Companies Act 2014 of the Republic of Ireland or (B) otherwise under Part 9 of the Companies Act 2014 of the Republic of Ireland or (C) otherwise under the Companies Act 2014 of the Republic of Ireland.

(2)   Consequences of a Reorganization Event on Awards Other than Restricted Shares.
(A)   In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Shares on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/ or that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Ordinary Shares will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of Ordinary Shares subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 10(b)(2)(A), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.
(B)   Notwithstanding the terms of Section 10(b)(2)(A)(i), in the case of outstanding RSUs that are subject to Section 409A: (i) if the applicable RSU agreement provides that the RSUs shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(A)(i) and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (i) of Section 10(b)(2)(A), then the unvested RSUs shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.
(C)   For purposes of Section 10(b)(2)(A)(i), an Award (other than Restricted Shares) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each Ordinary Share subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Ordinary Shares for each Ordinary Share held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Ordinary Shares); provided, however, that if the consideration received as a result of the Reorganization Event is not solely ordinary shares of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of ordinary shares of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding Ordinary Shares as a result of the Reorganization Event.
(3)   Consequences of a Reorganization Event on Restricted Shares.   Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Shares shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Ordinary Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Shares; provided, however, that the Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Shares or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Shares if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Shares or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Shares then outstanding shall automatically be deemed terminated or satisfied.
11.   General Provisions Applicable to Awards
(a)   Transferability of Awards.   Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Share Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act of 1933, as amended for the registration of the sale of the Ordinary Shares subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.
(b)   Documentation.   Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c)   Termination of Service.   The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award.
(d)   Withholding.   The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver share certificates or otherwise recognize ownership of Ordinary Shares under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Committee, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of Ordinary Shares, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Company); provided, however, except as otherwise provided by the Committee, that the total tax withholding where shares are being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain Ordinary Shares having a fair market value (determined by, or in a manner approved by, the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of Ordinary Shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by, or in a manner approved by, the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
(e)   Amendment of Award.   Except as otherwise provided in Section 5(g) or 6(e), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Share Option to a Nonstatutory Share Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.
(f)   Conditions on Delivery of Shares.   Notwithstanding any other provision of this Plan, (a) the Company shall not be obliged to issue any Ordinary Shares pursuant to an Award unless at least the par value of such newly issued Ordinary Share has been fully paid in advance in accordance with all applicable law (which requirement may mean the holder of an Award is obliged to make such payment) and (b) the Company will not be obligated to deliver any Ordinary Shares pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
(g)   Acceleration.   The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.
12.   Miscellaneous
(a)   No Right To Employment.   No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
(b)   No Rights As Shareholder; Clawback.   Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any Ordinary Shares to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.
(c)   Effective Date and Term of Plan.   The Plan shall become effective on the date the Plan is approved by the Company’s shareholders (the “Effective Date”); provided, however, that to the extent the shareholders do not approve the Plan, any Awards granted hereunder that are settlable in cash shall remain outstanding and may in the future be granted, with the Plan remaining effective to the extent necessary to govern the administration of such Awards; provided, further, for the avoidance of doubt that if shareholder approval is not obtained within 12 months from the date that the Board adopts the Plan, no Incentive Stock Options may be granted under the Plan. No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.
(d)   Amendment of Plan.   The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) no amendment that would require shareholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing may be made effective unless and until the Company’s shareholders approve such amendment; and (ii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when shareholder approval of amendments to equity compensation plans is required (or if the Company’s Ordinary Shares are not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s shareholders approve such amendment. In addition, if at any time the approval of the Company’s shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Share Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.
(e)   Authorization of Sub-Plans.   The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
(f)   Compliance with Section 409A of the Code.   If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.
The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.
(g)   Limitations on Liability.   Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will, subject to applicable law, and the terms of the Company’s constitutional documents, indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.
(h)   Governing Law.   The provisions of the Plan and all Awards made hereunder shall be governed by, except to the extent preempted by other applicable laws (1) with respect to the corporate law requirements applicable to the Company, the validity and authorization of the issuance of Shares under the Plan and similar matters, the laws of Ireland (without reference to conflict of law principles thereof) and (2) with respect to all other matters relating to the Plan and Awards, the laws of the State of Delaware, excluding choice-of-law principles of the law of that state.

NABRIVA THERAPEUTICS plc 2020 SHARE INCENTIVE PLAN
SUB-PLAN GOVERNING AWARDS TO NON-EMPLOYEES
1   GENERAL
1.1   In accordance with Rule 12(e) of the 2020 Share Incentive Plan (“the Plan”) the Board has determined to establish this sub-plan (“the Non-Employee Sub-Plan”) for the purposes of Awards to individuals who are not employees of the Company, including directors, consultants and advisors of the Company.
1.2   All terms that are not otherwise defined herein shall have the same meaning as set forth in the Plan and all provisions of the Plan shall apply to this Non-Employee Sub-Plan except as outlined below.
2   PURPOSE
2.1   The purpose of the Non-Employee Sub-Plan is to advance the Company’s growth and success and to advance its interests by attracting and retaining well-qualified non-employee directors, consultants and advisors and by providing such individuals with incentives to put forth maximum efforts for the long-term success of the Company’s business.
3   TERMS OF NON-EMPLOYEE SUB-PLAN
3.1   Eligibility
All of the Company’s directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act 1933, as amended, or any successor form) are eligible to be granted Awards (as defined below) under the Non-Employee Sub-Plan.
3.2   Administration
Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by 5605(a)(2) of the NASDAQ Marketplace Rules.
3.3   Limits
The maximum value (calculated based on grant date fair value for financial reporting purposes) of Ordinary Shares subject to Awards granted in any fiscal year to any individual non-employee director shall not exceed $500,000 in the case of an incumbent director or $1,000,000 in the case of a new director during his or her first year of service. The maximum amount of cash compensation paid in any fiscal year to any individual non-employee director shall not exceed $175,000 in the case of an incumbent director or $225,000 in the case of the Chairman of the Board. The Committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
3.4   Payment upon Exercise
The provisions of clause 5(f) of the Plan shall apply to this Non-Employee Sub-Plan except that the Company will not provide for or permit the “net exercise” arrangement referred to in clause 5(f)(4) of the Plan.
3.5   Termination of Status
The Board shall determine the effect on an Award of the disability, death, termination or other cessation of office or services or other change in the status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award.

3.6   No Right To Status.
No person shall have any claim or right to be granted an Award by virtue of the adoption of the Non-Employee Sub-Plan, and the grant of an Award shall not be construed as giving a Participant the right to a continued relationship with the Company. The Company expressly reserves the right at any time to terminate its relationship with a Participant free from any liability or claim under the Non-Employee Sub-Plan, except as expressly provided in the applicable Award.

NABRIVA THERAPEUTICS plc
Amendment No. 1 to
2020 Share Incentive Plan
Nabriva Therapeutics plc’s (the “Company”) 2020 Share Incentive Plan (the “Plan”), pursuant to Section 12(d) thereof, is hereby amended as follows:
1.   Section 4(a)(1) of the Plan be, and hereby is, deleted in its entirety and replaced by the following:
Authorized Number of Shares.   Subject to adjustment under Section 10, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Share Options (as defined in Section 5(b)) for up to the sum of:
(A)   9,300,000 ordinary shares of the Company (the “Ordinary Shares”); plus
(B)   Such additional number of Ordinary Shares (up to 10,925,480) as is equal to the sum of (i) the number of Ordinary Shares reserved for issuance under the Company’s 2017 Share Incentive Plan (the “2017 Plan”) that remain available for grant under the 2017 Plan as of immediately prior to the Company’s 2020 annual general meeting and (ii) the number of Ordinary Shares subject to awards granted under the 2017 Plan and the Company’s Amended and Restated Stock Option Plan 2015, As Amended, that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased at their original repurchase price pursuant to contractual repurchase provisions (subject, however, in the case of incentive share options to any limitations under the Internal Revenue Code).
Ordinary Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
Adopted by the Board of Directors: April 29, 2020
Approved by the shareholders of the Company: July 29, 2020

NABRIVA THERAPEUTICS plc
Amendment No. 2 to
2020 Share Incentive Plan
Nabriva Therapeutics plc’s (the “Company”) 2020 Share Incentive Plan, as amended (the “Plan”), pursuant to Section 12(d) thereof, is hereby amended as follows:
1.
Section 4(a)(1)(A) of the Plan be, and hereby is, deleted in its entirety and replaced by the following:

(A)   7,930,000 ordinary shares of the Company (the “Ordinary Shares”); plus
Adopted by the Board of Directors: January 28, 2022
Approved by the shareholders of the Company:

SCAN TOVIEW MATERIALS & VOTE NABRIVA THERAPEUTICS PLC 25-28 NORTH WALL QUAY DUBLIN 1, IRELANDATTN: CORPORATE SECRETARY VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on August 10, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on August 10, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88792-P77373 KEEP THIS PORTION FOR YOUR RECORDS NABRIVA THERAPEUTICS PLC THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR all director nominees:1.Election of DirectorsNominees: For Against Abstain 1a. Daniel Burgess !!! For Against Abstain 1b. Carrie Bourdow!!!1c. Colin Broom!!!The Board of Directors recommends you vote FOR 3.To approve an amendment to the Nabriva Therapeutics plc 2020 Share Incentive Plan, as amended, to increase the number of ordinary shares authorized for issuance thereunder.4.To approve the Company's named executive officer!!!compensation on an advisory basis.5.To approve, subject to and conditional upon the board of directors determining, in its sole discretion, that a reverse stock split is necessary for the Company to comply with the minimum $1.00 per share requirement pursuant to Nasdaq Listing Rule 5450(a)(1), a reverse stock split (i.e., a consolidation of share capital under Irish law) whereby such number of authorized and unissued and authorized and issued shares in the capital of the Company as the board of directors of the Company may determine that is not less than 10 ordinary shares and not more than 25 ordinary shares be consolidated into one ordinary share of such nominal value as is proportionate to the determined consolidation ratio, which nominal value shall not be less proposals 2, 3, 4 and 5.2.To ratify, in a non-binding advisory vote, the selection For Against Abstain than 0.10 each (nominal value) and not more than $0.25 each (nominal value), and the subsequent reduction in of KPMG LLP as the Company's independent registered!!!public accounting firm for the fiscal year ending December 31, 2022 and to authorize, in a binding vote, the board of directors, acting through the audit committee, to set the independent registered public accounting firm's remuneration. the nominal value of the ordinary shares in the authorized and unissued and authorized and issued share capital of the Company from the aforementioned nominal value (as reflects the share consolidation ratio chosen by the board of directors) to $0.01 each.NOTE: To transact such other business as may properly come before the Annual General Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

2022 Annual General Meeting Admission Ticket.2022 Annual General Meeting of Nabriva Therapeutics plc Shareholders August 11, 2022, 5:00 p.m. Irish TimeDublin 1, IrelandUpon arrival, please present this admission ticket and photo identification at the registration desk.Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.comD88793-P77373NABRIVA THERAPEUTICS PLCAnnual General Meeting of Shareholders August 11, 2022, 5:00 p.m. Irish Time25-28 North Wall Quay, Dublin 1, Ireland This proxy is solicited by the Board of DirectorsTheodore Schroeder, Daniel Dolan and J. Christopher Naftzger, or any of them, each with the power of substitution, are hereby appointed as proxies, and authorized to represent and vote the shares of Nabriva Therapeutics plc of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of Nabriva Therapeutics plc to be held on August 11, 2022, beginning at 5:00 p.m., Irish Time (12:00 p.m., U.S. Eastern Time) or at any postponement or adjournment thereof.A shareholder entitled to attend and vote is entitled to appoint one or more proxies to attend, speak, vote and demand or join in demanding a poll instead of him or her at the Annual General Meeting. A proxy need not be a shareholder of record. If you wish to nominate a proxy other than Theodore Schroeder, Daniel Dolan and J. Christopher Naftzger, please contact our Company Secretary and also note that your nominated proxy must attend the Annual General Meeting in person in order for your votes to be cast.Shares represented by this proxy will be voted in the manner directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote FOR Proposals 1 through 5.In their discretion, the proxies (and any validly appointed substitute proxy) are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. (Items to be voted appear on reverse side.)Continued and to be signed on reverse side